                                                                   EXHIBIT 10.18


================================================================================


                                 $3,000,000,000


                                CREDIT AGREEMENT


                                      AMONG


                       CLEAR CHANNEL COMMUNICATIONS, INC.



                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

                                       AND

                   CHASE SECURITIES INC., AS SYNDICATION AGENT


                                       AND


                                 CERTAIN LENDERS


                                 AUGUST 30, 2000


                         -------------------------------


                         BANC OF AMERICA SECURITIES, LLC

                                       and

                              CHASE SECURITIES INC.

                 AS JOINT LEAD ARRANGERS and JOINT BOOK MANAGERS

================================================================================

                                       TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
                                          ARTICLE 1

                                         Definitions
        Section 1.1   Defined Terms...............................................   1
        Section 1.2   Amendments and Renewals.....................................   30
        Section 1.3   Construction................................................   30

                                          ARTICLE 2

                                            Loans

        Section 2.1   The Loans and Advances Thereunder...........................   31
        Section 2.2   Manner of Borrowing and Disbursement........................   33
        Section 2.3   Interest....................................................   41
        Section 2.4   Fees........................................................   43
        Section 2.5   Prepayment..................................................   44
        Section 2.6   Reduction and Change of Commitments.........................   45
        Section 2.7   Non-Receipt of Funds by the Administrative Agent............   46
        Section 2.8   Payment of Principal of Advances............................   46
        Section 2.9   Reimbursement...............................................   47
        Section 2.10  Manner of Payment...........................................   47
        Section 2.11  Lending Offices.............................................   50
        Section 2.12  Sharing of Payments.........................................   50
        Section 2.13  Calculation of LIBOR Rate, Offshore Dollar Rate and
                      Approved Offshore Currency Rate.............................   50
        Section 2.14  Booking Loans...............................................   50
        Section 2.15  Taxes.......................................................   51
        Section 2.16  Letters of Credit...........................................   53
        Section 2.17  Extension Option and Conversion Option Relating to
                      the Working Line Loan.......................................   60
        Section 2.18  Uncommitted Increase of the Revolving Credit Commitment.....   61

                                          ARTICLE 3

                                     Conditions Precedent

        Section 3.1   Conditions Precedent to Closing and the Initial Advance
                      and the Letters of Credit...................................   63
        Section 3.2   Conditions Precedent to All Advances and Letters of Credit..   65


                                          ARTICLE 4

                                Representations and Warranties

        Section 4.1   Representations and Warranties..............................   66
        Section 4.2   Survival of Representations and Warranties, etc. ...........   74

                                          ARTICLE 5

                                      General Covenants

        Section 5.1   Preservation of Existence and Similar Matters...............   74
        Section 5.2   Business; Compliance with Applicable Law....................   75

        Section 5.3   Maintenance of Properties...................................   75
        Section 5.4   Accounting Methods and Financial Records....................   75
        Section 5.5   Insurance...................................................   75
        Section 5.6   Payment of Taxes and Claims.................................   75
        Section 5.7   Visits and Inspections......................................   76
        Section 5.8   Payment of Debt for Borrowed Money..........................   76
        Section 5.9   Use of Proceeds.............................................   76
        Section 5.10  Indemnity...................................................   76
        Section 5.11  Environmental Law Compliance................................   77
        Section 5.12  Conversion of Unrestricted Subsidiaries.....................   78
        Section 5.13  Year 2000 Compliance........................................   78
        Section 5.14  AMFM Entities and SFX Entities..............................   78
        Section 5.15  Collateral Sharing and Intercreditor Arrangement............   80

                                          ARTICLE 6

                                    Information Covenants

        Section 6.1   Quarterly Financial Statements and Information..............   80
        Section 6.2   Annual Financial Statements and Information; Certificate
                      of No Default ..............................................   81
        Section 6.3   Compliance Certificates.....................................   81
        Section 6.4   Copies of Other Reports and Notices.........................   81
        Section 6.5   Notice of Litigation, Default and Other Matters.............   82
        Section 6.6   ERISA Reporting Requirements................................   83

                                          ARTICLE 7

                                      Negative Covenants

        Section 7.1   Debt for Borrowed Money.....................................   84
        Section 7.2   Liens.......................................................   85
        Section 7.3   Investments.................................................   86
        Section 7.4   Amendment and Waiver........................................   86
        Section 7.5   Liquidation, Disposition or Acquisition of Assets, Merger,
                      New Subsidiaries ...........................................   86
        Section 7.6   Dividends...................................................   87
        Section 7.7   Affiliate Transactions......................................   87
        Section 7.8   Compliance with ERISA.......................................   87
        Section 7.9   Leverage Ratio..............................................   88
        Section 7.10  Interest Coverage Ratio. ...................................   88
        Section 7.11  Sale and Leaseback..........................................   88
        Section 7.12  Sale or Discount of Receivables.............................   88
        Section 7.13  Business of Clear Channel Television Licenses, Inc.
                      and Clear Channel Broadcasting Licenses, Inc. ..............   88

                                          ARTICLE 8

                                           Default

        Section 8.1   Events of Default...........................................   89
        Section 8.2   Remedies....................................................   92

                                          ARTICLE 9

                                   Changes in Circumstances

        Section 9.1   LIBOR Basis Determination Inadequate........................   92
        Section 9.2   Offshore Basis Determination Inadequate.....................   93
        Section 9.3   Illegality..................................................   93
        Section 9.4   EMU Changes.................................................   93
        Section 9.5   Increased Costs.............................................   94
        Section 9.6   Effect On Base Rate Advances................................   95
        Section 9.7   Mandatory Revolver Advance..................................   95
        Section 9.8   Capital Adequacy............................................   96
        Section 9.9   Rights of a Borrower in Respect of Consequential Losses.....   96

                                          ARTICLE 10

                                   Agreement Among Lenders

        Section 10.1  Agreement Among Lenders.....................................   97
        Section 10.2  Lender Credit Decision......................................   99
        Section 10.3  Benefits of Article.........................................   99

                                          ARTICLE 11

                                        Miscellaneous

        Section 11.1  Notices.....................................................    99
        Section 11.2  Expenses....................................................   100
        Section 11.3  Waivers.....................................................   101
        Section 11.4  Determination by the Lenders Conclusive and Binding.........   101
        Section 11.5  Set-Off.....................................................   101
        Section 11.6  Assignment..................................................   102
        Section 11.7  Counterparts................................................   104
        Section 11.8  Severability................................................   104
        Section 11.9  Interest and Charges........................................   104
        Section 11.10 Headings....................................................   104
        Section 11.11 Amendment and Waiver........................................   105
        Section 11.12 Exception to Covenants......................................   105
        Section 11.13 No Liability of any Issuing Bank............................   106
        Section 11.14 Conversion of Currencies....................................   106
        Section 11.15 Credit Agreement Governs....................................   106
        SECTION 11.16 GOVERNING LAW...............................................   107
        SECTION 11.17 WAIVER OF JURY TRIAL........................................   107
        SECTION 11.18 ENTIRE AGREEMENT............................................   107
        Section 11.19 Confidentiality.............................................   107
        Section 11.20 Qualified Commercial Loan...................................   108

                             SCHEDULES AND EXHIBITS


Schedule 1.2: Lending Offices, including Approved Offshore Lending and Payment Offices
Schedule  1.3:       Existing Liens
Schedule  1.4:       Acquired Letters of Credit
Schedule  4.1(a):    Subsidiaries
Schedule  4.1(h):    Existing Litigation
Schedule  4.1(k):    Material Adverse Changes and Defaults or Events of Defaults
Schedule  7.1:       Existing Indebtedness
Schedule  7.3:       Existing Investments




Exhibit  A:           Form of Revolving Credit Note
Exhibit  B:           Form of Swingline Note
Exhibit  C:           Form of Working Line Note
Exhibit  D:           Form of Bid Rate Note-Revolving Credit
Exhibit  E:           Form of Bid Rate Note-Working Line
Exhibit  F:           Form of SFX/AMFM Limited Subsidiary Guaranty
Exhibit  G:           Form of Compliance Certificate
Exhibit  H:           Form of Assignment Agreement
Exhibit  I:           Form of Intercompany Notes
Exhibit  J:           Form of Intercompany Note Pledge Agreement
Exhibit  K:           Form of Notice of Change of Senior Unsecured Debt Rating
Exhibit  L:           Form of Notice of Borrowing
Exhibit  M:           Form of Notice of Continuation/Conversion
Exhibit  N:           Form of Bid Rate Advance Request
Exhibit  O:           Form of Confirmation of Bid
Exhibit  P:           Form of Invitation to Bid
Exhibit  Q:           Form of Notice of Acceptance of Bid

                                CREDIT AGREEMENT


        THIS CREDIT AGREEMENT is dated as of August 30, 2000, among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation ("Borrower"), the Lenders from time to time party hereto, BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders and CHASE SECURITIES INC., as Syndication Agent.


                                   BACKGROUND

        The Borrower has asked, and the Administrative Agent, the Syndication Agent and certain lenders have agreed to provide, (a) a $3,000,000,000 credit facility for the Borrower in the form of (i) a $1,500,000,000 five year revolving credit facility (which will have subfacilities for competitive bid loans, letters of credit, offshore currencies and swingline borrowings (swingline borrowings to be available in Dollars and in certain offshore currencies), and (ii) a $1,500,000,000 364-day working line revolving credit facility which may be (at the Borrower's option) (A) converted to a term loan with one payment in full on the maturity date of the revolving credit facility or (B) with the consent of the Lenders as required herein, extended annually for additional 364 day periods (but not beyond the maturity of the revolving credit facility) (which will have a subfacility for competitive bid loans); and (b) an uncommitted increase possibility of the revolving credit facility by an aggregate amount of up to $2,000,000,000.

        In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                                   Definitions

        Section 1.1 Defined Terms. For purposes of this Agreement:

        "Acquired Letters of Credit" means (a) after the consummation of the AMFM Acquisition, those stand-by letters of credit described on Schedule 1.4 hereto issued by a Secondary Issuing Bank on behalf of an AMFM Entity, and/or
(b) after the consummation of the SFX Acquisition, those stand-by letters of credit described on Schedule 1.4 hereto issued by a Secondary Issuing Bank on behalf of an SFX Entity, and in the case of each letter of credit described in
(a) and (b) above, each
extension or replacement thereof, or amendment thereto, so long as in each case the face amount of each such stand-by letter of credit is not increased.

        "Acquisition" means (whether by purchase, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or any of its Restricted Subsidiaries of any other Person, which Person shall then become consolidated with the Borrower or any such Restricted Subsidiary in accordance with GAAP, or (ii) any acquisition by the Borrower or any of its Restricted Subsidiaries of all or any substantial amount of the assets of any other Person. For purposes of the preceding sentence, an amount of assets shall be deemed to be "substantial" if such assets have a fair market value in excess of $1,000,000; provided, however, that the purchase of equipment and other goods and services in the ordinary course of business shall not be deemed to be "Acquisitions".

        "ARN" means the Australian Radio Network Limited, PTY, an Australian propriety company, 50% of whose Capital Stock is owned by the Borrower.

        "Additional Costs" has the meaning set forth in Section 9.8 hereof.

        "Administrative Agent" means Bank of America, N.A., as administrative agent for the Lenders, or such successor administrative agent appointed pursuant to Section 10.1(b) hereof.

        "Advance" means a Revolving Credit Advance, an Offshore Bid Rate Advance, a Working Line Advance, a Base Rate Advance, a Bid Rate Advance or a LIBOR Advance, as applicable, including, without limitation, any Mandatory Revolver Advance, and "Advances" means Revolving Credit Advances, Offshore Bid Rate Advances and Working Line Advances (including all Base Rate Advances and LIBOR Advances), including, without limitation, any Mandatory Revolver Advance.

        "Affiliate" means any Person that directly or indirectly through one or more Subsidiaries Controls, or is Controlled By or Under Common Control with, the Borrower.

        "Affiliation Agreements" means all affiliation agreements of the Borrower and each Subsidiary with Fox Broadcasting.

        "Agreement" means this Credit Agreement, as amended or renewed from time to time.

        "Agreement Currency" has the meaning specified in Section 11.14 hereof.

        "AMFM" means AMFM, Inc.

        "AMFM Acquisition" means the acquisition by the Borrower of AMFM and its direct and indirect subsidiaries in accordance with the terms of the AMFM Acquisition Documentation.

        "AMFM Acquisition Documentation" means that certain Agreement and Plan of Merger, dated as of October 2, 1999, among the Borrower, AMFM and CCU Merger Sub, Inc. and all related documentation in effect on May 1, 2000.

        "AMFM Entities" means AMFM and all of its direct and indirect subsidiaries that are Restricted Subsidiaries at the time of determination.

        "AMFM Reduced Public Debt Permitted Amount" means an amount equal to $125,000,000.

        "AMFM/SFX Obligor" means AMFM Operating, Inc., Capstar Broadcasting Partners, Inc. and SFX Entertainment, Inc., provided that, the term AMFM/SFX Obligor may include any other AMFM Entity or SFX Entity that receives an Investment from the Borrower or any Restricted Subsidiary (other than another AMFM Entity or SFX Entity), so long as the Administrative Agent has consented to such Person as an AMFM/SFX Obligor in writing.

        "Applicable Commitment" means the Revolving Credit Commitment or the Working Line Commitment, as applicable in the context used.

        "Applicable Commitment Fee Percentage" means the per annum commitment fees set forth below for the Revolving Credit Loan and the Working Line Loan, as adjusted in each case according to the circumstances set forth below:


                             Applicable Commitment Fee
                                    Percentages
                            -----------------------------
    Senior Unsecured         Revolving      Working Line
      Debt Ratings          Credit Loan         Loan
                            -----------     -------------
BB+/Ba1 or lower              0.225%           0.200%
BBB-/Baa3                     0.175%           0.150%
BBB/Baa2                      0.125%           0.100%
BBB+/Baa1 or higher           0.100%           0.090%

On each date on which there is a change in the Borrower's Senior Unsecured Debt Rating, the Applicable Commitment Fee Percentage payable by the Borrower shall be subject to reduction or increase, as applicable and as set forth in the table above, effective on such date. If the Senior Unsecured Debt Rating has ratings differing (a) by up to one level, the lowest Applicable Commitment Fee Percentage will apply and (b) by more than one level, the Applicable Commitment Fee Percentage for the level immediately below the highest Senior Unsecured Debt Rating will apply.

        "Applicable Currency" means, as to any particular payment or Advance, Dollars or the Approved Offshore Currency in which it is denominated or is payable.

        "Applicable Environmental Laws" means applicable federal, state or local laws, rules and regulations pertaining to health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA"), the Texas Water Code, and the Texas Solid Waste Disposal Act.

        "Applicable Law" means (i) in respect of any Person, all provisions of constitutions, statutes, laws, ordinances, rules, regulations and orders of governmental bodies, or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party and (ii) in respect of contracts made or performed in the State of Texas, "Applicable Law" shall also mean the laws of the United States of America, including, without limiting the foregoing, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Chapter 303 of the Texas Finance Code, as amended, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit, including, without limitation and to the extent available, Chapter 306 of the Texas Finance Code, provided however, that the parties hereto agree pursuant to Texas Finance Code Section 346.004 that the provisions of Chapter 346 of Texas Finance Code, as amended, shall not apply to this Agreement, the Advances or any other Loan Papers hereunder.

        "Applicable Lender" has the meaning specified in Section 11.14 hereof.

        "Applicable Margin" means, (a) with respect to LIBOR Advances and Offshore Advances, 0.750% per annum which may be adjusted based on the below listed situations, and (b) with respect to Base Rate Advances, 0.000% per annum, in each case which may be adjusted based on the below listed situations. The Applicable Margin will be adjusted as set forth in the last paragraph of this definition to the following per annum percentages set forth in Column B below applicable in the following situations set forth in Column A below:


          Column A                             Column B
          --------                             --------
                                     Applicable Margin Percentages
                                   ----------------------------------
                                                       LIBOR Advances
      Senior Unsecured             Base Rate            and Offshore
        Debt Rating                Advances               Advances
      ----------------             ---------           --------------
BB+/Ba1 or lower                    0.000%                 0.750%

BBB-/Baa3                           0.000%                 0.625%
BBB/Baa2                            0.000%                 0.500%
BBB+/Baa1 or higher                 0.000%                 0.400%

On each date on which there is a change in the Borrower's Senior Unsecured Debt Rating, the Applicable Margin payable by the Borrower shall be subject to reduction or increase, as applicable and as set forth in the table above, effective on such date. If the Senior Unsecured Debt Rating of the Borrower has ratings differing (i) by up to one level, the highest Senior Unsecured Debt Rating will apply and (ii) by more than one level, the Applicable Margin for the level immediately below the highest Senior Unsecured Debt Rating will apply.

        "Applicable Specified Percentage" means with respect to any Lender, in the case of the Revolving Credit Loan or Revolving Credit Advances, such Lender's Revolving Credit Specified Percentage, and in the case of the Working Line Loan or Working Line Advances, such Lender's Working Line Loan Specified Percentage, as applicable in the context used.

        "Approved Offshore Currency" means (a) with respect to Offshore Advances and Offshore Bid Rate Advances, the Euro, and the lawful currency of Switzerland, England and Australia, provided that with respect to Offshore Advances in the opinion of Determining Lenders of the Revolving Credit Lenders in their aggregate discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars, (b) with respect to Swingline Advances, the lawful currency of Mexico, Denmark, Norway, Sweden, Turkey, New Zealand, Singapore, Taiwan, Thailand and Hong Kong, provided that in the opinion of the Swingline Bank, in its sole discretion, such currency is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars, and (c) with respect to any Letter of Credit, any lawful currency described in clauses (a) and (b), and, at the sole discretion of the Primary Issuing Bank, any other lawful currency.

        "Approved Offshore Currency Payment Office" means the addresses of the Administrative Agent specified on Schedule 1.2 hereto.

        "Approved Offshore Currency Rate" means, for any Offshore Advance, Offshore Bid Rate Advance or Swingline Advance to be made in an Approved Offshore Currency for any Interest Period therefor, the interest rate per annum (rounded upward to the nearest 1/100th of one percent) determined by the Administrative Agent at approximately 11:00 a.m. (London time), on the date which is two Business Days before the first day of such Interest Period, as the offered quotations that appear on Telerate Screen 3740, 3750 and 3751 for deposits in the applicable Approved Offshore Currency in the applicable Interbank Market for such Approved Offshore Currency for a length of time approximately equal to the Interest Period for the Offshore Advance, Offshore Bid Rate Advance or Swingline Advance sought by the Borrower. If at least two such offered quotations appear on Telerate Screen 3740, 3750 and 3751, the Approved Offshore Currency Rate shall be the arithmetic mean (rounded upward to the nearest 1/100th of one percent) of such offered quotations, as determined by the Administrative Agent. If Telerate Screen 3740, 3750 and 3751 is not available or has been discontinued, the Approved Offshore Currency Rate shall be the rate per annum that the Administrative Agent determines to be the arithmetic mean (rounded as aforesaid) of the per annum rates of interest at which deposits in the applicable Approved Offshore Currency in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Offshore Advance, Offshore Bid Rate Advance or Swingline Advance sought by the Borrower are offered to the Administrative Agent in immediately available funds in the applicable Interbank Market for such Approved Offshore Currency, on the date which is two Business Days prior to the first day of an Interest Period.

        "Assignment Agreement" has the meaning ascribed thereto in Section 11.6 hereof.

        "Authorized Signatory" means such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower, and to request Advances and Letters of Credit hereunder.

        "Bank Affiliate" means the holding company of any Lender, or any wholly owned direct or indirect subsidiary of such holding company or of such Lender.

        "Base Rate Advance" means any Advance bearing interest at the Base Rate Basis, including, without limitation, any Mandatory Revolver Advance.

        "Base Rate Basis" means, for any day, a per annum interest rate equal to the lesser of (a) the Highest Lawful Rate on such day, or (b) the Applicable Margin plus the higher of (i) the sum of (A) 0.50% plus (B) the Federal Funds Rate on such day or (ii) the Prime Rate on such day. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as the case may be, to account for such change.

        "Bid Rate Advances" means Bid Rate Advances - Revolving Credit and Bid Rate Advances Working Line, and "Bid Rate Advance" means any Bid Rate Advance - Revolving Credit or Bid Rate Advance - Working Line, as applicable under the circumstances used.

        "Bid Rate Advance Request" means any certificate signed by an Authorized Signatory requesting Bid Rate Advances hereunder, which certificate shall be substantially in the form of Exhibit N hereto.

        "Bid Rate Advance - Revolving Credit" means an Advance under the Revolving Credit Loan in Dollars or Approved Offshore Currencies pursuant to
Section 2.1(a)(iii) hereof, the interest rate on which is determined by agreement between the Borrower and the Lender making such Advance, which shall include Offshore Bid Rate Advances made under the Revolving Credit Loan.

        "Bid Rate Advance - Working Line" means an Advance under the Working Line Loan in Dollars pursuant to Section 2.1(b)(ii) hereof, the Margin on which is determined by agreement between the Borrower and the Lender making such Advance.

        "Bid Rate Borrowing - Revolving Credit" - means any bid rate borrowing under the Revolving Credit Loan, which shall include borrowings for Offshore Bid Rate Advances made under the Revolving Credit Loan.

        "Bid Rate Borrowing - Working Line" - means any bid rate borrowing under the Working Line Loan.

        "Bid Rate Borrowings" - means Bid Rate Borrowings - Revolving Credit and Bid Rate Borrowings - Working Line, and "Bid Rate Borrowing" means any Bid Rate Borrowing - Revolving Credit or Bid Rate Borrowing - Working Line, as applicable in the context used.

        "Bid Rate Notes" means Bid Rate Notes - Revolving Credit and Bid Rate Notes - Working Line, and "Bid Rate Note" means any Bid Rate Note - Revolving Credit or Bid Rate Note - Working Line, as applicable under the circumstances used.

        "Bid Rate Note - Revolving Credit" means any promissory note of the Borrower evidencing Bid Rate Advances - Revolving Credit requested by a Lender in accordance with the terms of Section 2.10(g) hereof, substantially in the form of Exhibit D hereto, together with any extension, renewal or amendment thereof or substitution therefor.

        "Bid Rate Note - Working Line" means any promissory note of the Borrower evidencing Bid Rate Advances - Working Line requested by a Lender in accordance with the terms of Section 2.10(g) hereof, substantially in the form of Exhibit E hereto, together with any extension, renewal or amendment thereof or substitution therefor.

        "Borrower" means Clear Channel Communications, Inc., a Texas corporation.

        "Borrowing" means either a Revolving Credit Borrowing, any borrowing that is a Mandatory Revolver Advance, a Swingline Borrowing, an Offshore Borrowing, a Bid Rate Borrowing or a Working Line Borrowing.

        "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in (a) Dallas, Texas are authorized or required by Applicable Law to close or (b) New York City are authorized or required by applicable law to close or, and, if the applicable Business Day relates to:

        (i) a LIBOR Advance, a domestic business day in London, England (including dealings in United States dollar deposits);

        (ii) an Offshore Advance or Offshore Bid Rate Advance denominated in Dollars, any such day on which dealings are carried on in the applicable offshore Dollar market;

        (iii) any borrowing for an Offshore Advance or Offshore Bid Rate Advance in Euros, any such day which is:

               (A) for payments or purchases of the Euro, a TARGET Business Day; and

               (B) for all other purposes, including without limitation the giving and receiving of notices hereunder, a TARGET Business Day on which banks are generally open for business in London, Frankfurt and in any other principal financial center as the Administrative Agent may from time to time determine for this purpose; and

        (iv) any borrowing for an Offshore Advance, Offshore Bid Rate Advance or Swingline Advance in an Approved Offshore Currency other than the Euro, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Approved Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Approved Offshore Currency will be made or received hereunder.

        "Calculation Date" means (i) the last Business Day of each fiscal quarter, (ii) if a Default exists or an Event of Default exists, at the discretion of the Administrative Agent or the Revolving Credit Lenders, or (iii) with respect to any determination related to a Letter of Credit, any Business Day at the discretion of the Primary Issuing Bank.

        "Capital Expenditures" means expenditures for the purchase of tangible assets of long-term use which are capitalized in accordance with GAAP; provided, however, Capital Expenditures shall not include assets acquired through trade without any expenditure of cash, such trade capital expenditures not to exceed $25,000,000 in aggregate value per year, such valuation to be determined using the lesser of the fair market value of assets received or the value of air-time run in exchange for the assets received.

        "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock of any Person that is a corporation and each class of partnership interests (including, without limitation, general, limited and preference units) in any Person that is a partnership.

        "Capitalized Lease Obligations" means that portion of any obligation of the Borrower or any Restricted Subsidiary as lessee under a lease which at the time would be required to be capitalized on a balance sheet prepared in accordance with GAAP.

        "CCC-Houston" means CCC-Houston AM, Ltd., a Texas limited partnership and a Subsidiary of the Borrower.

        "Change in Control" means the occurrence of any of the following: (a) the sale, lease or transfer of all or substantially all of the Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), or (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower or (c) (i) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than Permitted Holders, of a direct or indirect majority in interest (more than 50%) of the voting power of the Capital Stock of the Borrower by way of merger or consolidation or otherwise except transactions in which more than 50% of the voting power of the common stock of the transferee are held by the Persons who were holders of the voting power of such common stock prior to such transfer and (ii) the first day on which a majority of the members of the board of directors of the Borrower are not Continuing Directors.

        "Closing Date" means the date of this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Collateral Release Date" means, (a) when applicable to any AMFM Entity or any Intercompany Notes executed by any AMFM Entity, that date upon which all public indebtedness of all AMFM Entities in the aggregate is less than or equal to the AMFM Reduced Public Debt Permitted Amount, and (b) when applicable to any SFX Entity or any Intercompany Notes executed by any SFX Entity, that date upon which all public indebtedness of all SFX Entities in the aggregate is less than or equal to the SFX Reduced Public Debt Permitted Amount.

        "Commitment Fees" means the Revolving Credit Commitment Fee and the Working Line Commitment Fee.

        "Commitments" means the Revolving Credit Commitment and the Working Line Commitment, and "Commitment" means either the Revolving Credit Commitment or the Working Line Commitment, as applicable in the context used.

        "Communications Act" means, collectively, the Communications Act of 1934, as amended by the Telecommunications Act of 1996, and as further amended, and the rules and regulations promulgated thereunder, as from time to time in effect.

        "Confirmation of Bid" means any certificate executed by an Authorized Signatory confirming the terms of its Bid Rate Advance, which certificate shall be in substantially the form of Exhibit O hereto.

        "Continuing Directors" means, as of any date of determination, any member of the board of directors of the Borrower who (a) was a member of such board of directors on the date hereof or (b) was nominated for election or elected to such board of directors with the affirmative vote of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

        "Control" or "Controlled By" or "Under Common Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that (a) in the event that no one Person owns more than 50% of the outstanding Capital Stock of a corporation or entity, any Person which beneficially owns, directly or, by contract or law, indirectly, 10% or more (in number of votes) of the securities having ordinary voting power for the election of directors (or other managing authority) of such corporation or entity shall be conclusively presumed to control such corporation or entity or
(b) in the event that one Person owns greater than 50% of the outstanding Capital Stock of a corporation or entity, any Person which beneficially owns, directly or, by contract or law, indirectly, greater than 20% or more (in number of votes) of the securities having ordinary voting power for the election of directors (or other managing authority) of such corporation or entity shall be conclusively presumed to control such corporation.

        "Controlled Group" means, as to any Person, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code; provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group, and the Borrower and any other entities (whether incorporated or not incorporated) which are under common Control with the Borrower and which, together with the Borrower, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, shall be deemed to be members of the Borrower's Controlled Group on and after the Closing Date.

        "Conversion Date" means, with respect to the Working Line Loan, the date upon which (if any) the Working Line Loan converts from a revolving loan to a term loan, in accordance with the terms of Section 2.17(b) hereof.

        "Conversion Option" means, with respect to the Working Line Loan, the option that may be exercised by the Borrower on the Option Date or the Extension Final Maturity in accordance with the terms of Section 2.17(b) hereof, to convert the Working Line Loan to a Term loan.

        "Debt for Borrowed Money" means, with respect to any Person or Persons at any date, without duplication, all indebtedness of such Person or Persons that constitutes (a) all obligations of such Person or Persons for borrowed money, or in respect of letters of credit (or applications for letters of credit) or other similar instruments, (b) obligations of such Person or Persons evidenced by bonds, debentures, notes or other similar instruments, excluding any surety, bid, appeal or performance bonds, (c) obligations of such Person or Persons to pay the deferred purchase price of property or services, but only if such deferral is in excess of 120 days, provided that, trade accounts payable and other accrued liabilities arising in the ordinary course of business shall not be considered Debt for Borrowed Money, (d) Capitalized Lease Obligations of such Person or Persons, (e) installment payment non-compete agreements for such Person or Persons (f) debt evidenced by Interest Rate Protection Agreements and
(g) Guaranties relating to obligations of another Person (other than the Borrower or a Restricted Subsidiary of the Borrower with respect to indebtedness of another Restricted Subsidiary or the Borrower) of the type described in (a) through (f) above.

        "Debtor Relief Law" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief law affecting the rights of creditors generally from time to time in effect.

        "Default" means an Event of Default and/or any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

        "Default Rate" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Base Rate Basis plus two percent.

        "Determining Lenders" means, a group of Lenders on any date of determination that meet or exceed each of the following requirements: (a) with respect to the Revolving Credit Lenders, (i) any combination of the Revolving Credit Lenders having at least 51% of the aggregate amount of the Revolving Credit Advances and Reimbursement Obligations then outstanding, or (ii) if there are no Revolving Credit Advances or Reimbursement Obligations outstanding hereunder, any combination of Revolving Credit Lenders whose Revolving Credit Specified Percentages aggregate at least 51%, and (b) with respect to the Working Line Lenders, (i) any combination of the Working Line Lenders having at least 51% of the aggregate amount of the Working Line Advances then outstanding, or (ii) if there are no Working Line Advances outstanding hereunder, any combination of Working Line Lenders whose Working Line Specified Percentages aggregate at least 51%.

        "Dividend" means, as to any Person, (a) any declaration or payment of any dividend (other than a dividend paid solely in shares of the common stock of such Person) on, or the making of any distribution, loan, advance or Investment to or in any holder of, any shares of Capital Stock of such Person (other than salaries and bonuses paid in the ordinary course of business), or (b) any purchase, redemption, or other acquisition or retirement for value of any shares of Capital Stock of such Person; provided, however, that the acquisition of shares of Capital Stock of such Person for the purpose of acquiring a Subsidiary (whether by merger, consolidation, asset acquisition, stock acquisition, or otherwise) shall not be deemed a Dividend if (a) such shares are used as a portion or all of the purchase price for the acquisition of a Subsidiary within a period of ninety days from the date the initial shares of such Capital Stock were acquired and (b) except with respect to the acquisition of SFX and AMFM, such Person shall have given the Administrative Agent prior written notice of its intention to acquire such Capital Stock for the purpose of acquiring a Subsidiary.

        "Dollar Equivalent" means (a) in relation to any amount denominated in Dollars, the amount thereof and (b) in relation to an amount denominated in an Approved Offshore Currency, the amount of such Dollars required to purchase the relevant stated amount of Approved Offshore Currency at the Exchange Rate on the date of determination. For the purposes of this Agreement with respect to any Borrowing, unless otherwise expressly stated herein, the Dollar Equivalent principal amount of any Advance shall be determined on the date on which the Notice of Borrowing is received with respect thereto, provided, however, that the Notice of Borrowing is received by 10 a.m., Dallas, Texas time, at least four days prior to the requested Borrowing, and shall be recalculated on each

Calculation Date and on the date on which a Notice of Continuation/Conversion is received with respect thereto.

        "Dollar Equivalent Excess" has the meaning specified in Section 2.5(b) hereof.

        "Dollars" means the lawful currency of the United States of America.

        "Eligible Assignee" means (a) a Lender, (ii) a Bank Affiliate, and (iii) any other financial institution approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.6 hereof, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Administrative Agent and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor any of its Affiliates shall qualify as an Eligible Assignee.

        "Eller" means Eller Media Corporation, a Delaware corporation, formerly known as EMC Group, Inc., formerly Eller Media Company.

        "EMU" means Economic and Monetary Union as contemplated in the Treaty.

        "EMU Legislation" means (a) the Treaty and (b) legislative measures of the European Council for the introduction of, changeover to, or operation of, the Euro, in each case as amended or supplemented from time to time.

        "Equity" means shares of Capital Stock, or options, warrants or any other right to subscribe for or otherwise acquire Capital Stock, of the Borrower or any Subsidiary.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

        "ERISA Event" means, with respect to the Borrower and its Subsidiaries,
(a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under regulations issued under Section 4043 of ERISA), (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

        "Euro" means the single currency of Participating Member States introduced in accordance with the provisions of Article 109(l)4 of the Treaty and, in respect of all payments to be made under this Agreement in euros, means immediately available, freely transferable funds.

        "Event of Default" means any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time has been satisfied.

        "Exchange Rate" means with respect to any Approved Offshore Currency on a particular date, the rate at which such Approved Offshore Currency may be exchanged into Dollars, as set forth on such date on the Reuters currency page for exchanges of Dollars into such Approved Offshore Currency. In the event that such rate does not appear on any Reuters currency page, the Exchange Rate with respect to such Approved Offshore Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic mean of the spot rates of exchange for the Administrative Agent and two other money center banks in the interbank market where the foreign currency exchange operations of the Administrative Agent and such two other money center banks in respect of such Approved Offshore Currency are then being conducted, at or about 10:00 a.m. local time in the offices of such money center banks, at such date for the purchase of Dollars with such Approved Offshore Currency, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted by the Administrative Agent, the Administrative Agent may use any reasonable method it deems applicable to determine its respective spot rate, and such determination shall be prima facie evidence of such rate.

        "Extension Final Maturity" means, with respect to the Working Line Loan, the earlier of (a) the Maturity Date and (b) that date which is 364 days after the most recent Option Date on which the Borrower and the Facility Determining Lenders agreed in writing to an Extension Option.

        "Extension Option" means, with respect to the Working Line Loan, that option that may be exercised by the Borrower and agreed to by the Facility Determining Lenders in accordance with the terms of Section 2.17 hereof, to extend the Working Line Loan an additional 364 day period beyond the most recent Option Date.

        "Facility Determining Lenders" means, on any date of determination, (a) with respect to the issues only affecting the Revolving Credit Lenders, (i) any combination of the Revolving Credit Lenders having at least 51% of the aggregate amount of the Revolving Credit Advances and Reimbursement Obligations then outstanding, or (ii) if there are no Revolving Credit Advances or Reimbursement Obligations outstanding hereunder, any combination of Revolving Credit Lenders whose Revolving Credit Specified Percentages aggregate at least 51%, and (b) with respect to the issues only affecting Working Line Lenders, (i) any combination of the Working Line Lenders having at least 51% of the aggregate amount of the Working Line Advances then outstanding, or (ii) if there are no Working Line Advances outstanding hereunder, any combination of Working Line Lenders whose Working Line Specified Percentages aggregate at least 51%.

        "FCC" means the Federal Communications Commission, or any governmental agency succeeding to the functions thereof.

        "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by Administrative Agent.

        "Fee Letters" means those certain fee letters executed by the Borrower and the Administrative Agent or the Borrower and the Syndication Agent, or such other fee letters among the Borrower and any Lenders from time to time executed in connection herewith, and all replacements, amendments, substitutions and additions thereto.

        "GAAP" means generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

        "Guaranty" or "Guaranteed", as applied to an obligation, means and includes (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit, but excluding endorsement of checks, drafts and other instruments in the ordinary course of business.

        "Highest Lawful Rate" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, any Lender is then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under Applicable Law, the indicated rate ceiling shall be the lesser of (a)(i) the "weekly ceiling", as that expression is defined in Section 303.003 of the Texas Finance Code, as amended, or (ii) if available in accordance with the terms thereof and at Administrative Agent's option after notice to the Borrower and otherwise in accordance with the terms of Section 303.103 of the Texas Finance Code, as amended, the "annualized ceiling" and (b)(i) if the amount outstanding under this

Agreement is less than $250,000, twenty-four percent (24%) per annum, or (ii) if the amount under this Agreement is equal to or greater than $250,000, twenty-eight (28%) per annum.

        "Increased Letter of Credit Costs" has the meaning set forth in Section 2.16(d) hereof.

        "Increased Letter of Credit Costs Retroactive Effective Date" has the meaning set forth in Section 2.16(d) hereof.

        "Increased Letter of Credit Costs Set Date" has the meaning set forth in
Section 2.16(d) hereof.

        "Indemnified Matters" has the meaning ascribed to it in Section 5.10(a) hereof.

        "Indemnitees" has the meaning ascribed to it in Section 5.10(a) hereof.

        "Institutional Debt" means Debt for Borrowed Money which may be raised by the Borrower in the private placement or public debt markets.

        "Intercompany Notes" means those promissory notes payable to the Borrower or any Restricted Subsidiary from any AMFM/SFX Obligor, in each case evidencing Investments made by the Borrower or any Restricted Subsidiary in such AMFM/SFX Obligor, each in the form of Exhibit I hereto.

        "Interest Expense" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and the Restricted Subsidiaries, the gross interest expense (after giving effect to interest rate swaps, caps, collars and hedges) for such period on Total Debt, minus the sum of (a) interest income for such period, plus (b) to the extent not included in the determination of such gross interest expense, upfront costs or fees expended during such period in connection with the execution and delivery of documentation relating to the Loan Papers, provided that, if any upfront costs and fees have been previously included in a prior period, such costs and fees shall be deducted in determining Interest Expense for such period. If during any period for which Interest Expense is being determined the Borrower or any of its Subsidiaries shall have made an Acquisition or asset disposition, then, for all purposes of this Agreement, Interest Expense shall be adjusted for the relevant period on a pro forma basis as if the relevant Acquisition or asset disposition had been made or consummated on the first day of such period and assuming (i) in the case of an Acquisition, the principal amount of any Debt for Borrowed Money incurred in connection with such Acquisition had been outstanding for the entire duration of such period at the rate of interest applicable to such Debt for Borrowed Money at the time of incurrence of such Debt for Borrowed Money or (ii) in the case of any asset disposition, any Debt for Borrowed Money which on a pro forma basis has been repaid or which is no longer an obligation of the Borrower or any of its Subsidiaries as a result of such asset disposition had been repaid or was not an obligation of the Borrower or any of its Subsidiaries as of the first day of such period.

        "Interest Period" means for (a) any LIBOR Advance, the period beginning on the day the Advance is made and ending one, two, three, six or, subject to each Lender's good faith determination of availability, twelve months thereafter (as the Borrower shall select), provided that, with respect to the LIBOR Advances under the Working Line Loan, Interest Periods shall never be more than six months, (b) any Offshore Advance, the period beginning on the day the Advance is made and ending one, two, or three months thereafter (as the Borrower shall select), (c) any Bid Rate Advance, the period commencing on the date of such Advance and ending one, two, three or six months thereafter (as the Borrower shall select) and (d) any Swingline Advance (i) to be made in Dollars, the period commencing on the date of such Swingline Advance and ending not less than 3 calendar days nor more than 90 days thereafter (as the Borrower shall select) and (ii) to be made in an Approved Offshore Currency, the period beginning on the day the Advance is made and ending one, two, or three months thereafter (as the Borrower shall select).

        Notwithstanding the foregoing, if (i) any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances, Offshore Advances and Swingline Advances made in Approved Offshore Currencies only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) no Interest Period may be selected for any Borrowing that ends later than (A) the Maturity Date, for Advances under the Revolving Credit Loan, and
(B) the Option Date or the Extension Final Maturity, as applicable, for Advances made under the Working Line Loan. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

        "Interest Rate Protection Agreement" means an interest rate swap, cap, collar or similar interest rate protection agreement between the Borrower or any Restricted Subsidiary of the Borrower and any Lender or any Bank Affiliate.

        "Investment" means any direct or indirect purchase or other acquisition of, or beneficial interest in, Capital Stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the incurrence or sufferance of Debt for Borrowed Money or accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business, provided that investments constituting Acquisitions shall not be included in this definition of "Investment", and such definition shall exclude endorsement of checks, drafts and other instruments in the ordinary course of business.

        "Invitation to Bid" means any certificate executed by the Administrative Agent notifying each Lender of the Borrower's Bid Rate Advance Request, which certificate shall be in substantially the form of Exhibit P hereto.

        "Issuing Banks" means the Primary Issuing Bank and the Secondary Issuing Banks, and "Issuing Bank" means any of the Primary Issuing Bank or Secondary Issuing Banks, as applicable in the context used.

        "Jacor Bond Debt and Option Notes" means those 10 and 1/8% Senior Subordinated Notes due 2006, 9 and 3/4% Senior Subordinated notes due 2006, 8 and 3/4% Senior Subordinated notes due 2007 and 8% Senior Subordinated notes due 2010, Liquid Yield Option Notes due 2011 and those Liquid Yield Option Notes due 2018, in each case issued by Jacor Communications Company, Jacor Communications, Inc. or a predecessor.

        "Judgment Currency" has the meaning specified in Section 11.14 hereof.

        "L/C Cash Collateral Account" has the meaning specified in Section 2.16(g) hereof.

        "L/C Related Documents" has the meaning specified in Section 2.16(e) hereof.

        "Lender" means each financial institution or fund shown on the signature pages hereof so long as such financial institution or fund maintains any portion of any Commitment or is owed any part of the Obligations (including the Administrative Agent in its individual capacity) or which hereafter becomes a party hereto pursuant to Section 2.18 hereof, and each Eligible Assignee that hereafter becomes party hereto pursuant to Section 11.6 hereof.

        "Lending Office" means, with respect to a Lender, the office designated as its office for LIBOR Advances, its Offshore Lending Office, and its office for Base Rate Advances, each as described on Schedule 1.2 attached hereto, and such other office of the Lender or any of its affiliates hereafter designated by notice to the Borrower and the Administrative Agent.

        "Letter of Credit" has the meaning specified in Section 2.16(a) hereof.

        "Letter of Credit Agreement" has the meaning specified in Section 2.16(b) hereof.

        "Letter of Credit Facility" has the meaning specified in Section 2.16(a) hereof.

        "Leverage Ratio" means, for any date of determination, the ratio of Total Debt as of the date of determination to Operating Cash Flow for the four most recently ended fiscal quarters preceding such date of determination.

        "LIBOR Advance" means any Revolver Advance or Working Advance which the Borrower requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof.

        "LIBOR Basis" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the LIBOR Rate plus the Applicable Margin. The LIBOR Basis shall, with respect to LIBOR Advances with Interest Periods in excess of six months, be subject to premiums assessed by each Lender, which are payable directly to each Lender.

        "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest one-one hundredth (1/100th) of one percent (1%)) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest one-one hundredth (1/100th) of one percent (1%)) appearing on Reuters Screen LIBO page as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

        "Lien" means, with respect to any property, any mortgage, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

        "Like-Kind Exchange" means the disposition by the Borrower or any Restricted Subsidiary of certain of their assets, and their acquisition of like assets, in each case in order to effectuate a like-kind exchange under the Code and avoid the payment by such Person of federal taxes on the proceeds of the asset sales.

        "Limited Subsidiary Guaranty" means each Limited Subsidiary Guaranty, in the form of Exhibit F hereto, delivered to the Administrative Agent and guaranteeing a portion of the Obligations in a maximum aggregate amount for all such Limited Subsidiary Guaranties not to exceed the Limited Subsidiary Guaranty Amount, executed from time to time by an AMFM/SFX Obligor, in accordance with the terms of Section 5.14 hereof.

        "Limited Subsidiary Guaranty Amount" means, on any date of determination after the Acquisition of AMFM or SFX, respectively, and in each case until their respective Collateral Release Date, an amount equal to the lesser of (a) the excess, if any, of (i) the aggregate principal amount (which such amount shall include accretion) of all outstanding and unpaid public and/or high yield indebtedness owed by all AMFM Entities or all SFX Entities, as applicable, over
(ii) the principal face amount of all Pledged Intercompany Notes of the AMFM/SFX Obligors, as applicable and (b) the excess, if any, of (i) the aggregate amount of all Investments made in all AMFM/SFX Obligors by the Borrower and its Restricted Subsidiaries(other than AMFM Entities and SFX Entities) for the period from the Closing Date until such date of determination, over (ii) the aggregate principal amount owing under all Pledged Intercompany Notes as of such date, provided that the Limited Subsidiary Guaranty Amount shall never be less than $1,000,000,000 and shall never be more than the greatest amount that would still permit the issuer under each of the AMFM Entity and SFX Entity indentures for public indebtedness to incur $1.00 of additional indebtedness (other than indebtedness specifically permitted thereunder) after giving effect to the aggregate principal amount then outstanding of all Intercompany Notes executed by such AMFM Entity or SFX Entity, as applicable, and all other indebtedness then outstanding which was permitted to be incurred under such indentures prior to the date of the SFX Acquisition or AMFM Acquisition and this Agreement, as applicable.

        "Loan Papers" means this Agreement, the Revolving Credit Notes (if any), the Bid Rate Notes (if any), the Swingline Notes (if any), the Working Line Notes (if any), each Limited Subsidiary Guaranty, each pledge agreement pledging a Pledged Intercompany Note, the Fee Letters, each Interest Rate Protection Agreement, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for the Obligations, with, or on behalf of, any Lender or any Bank Affiliate.

        "Loans" means the Revolving Credit Loan and the Working Line Loan, and "Loan" means either of the Revolving Credit Loan or the Working Line Loan, as applicable in the context used.

        "Local Marketing Agreement" means any time brokerage agreements, local market affiliation agreements or related or similar agreements entered into between the Borrower or any Subsidiary and any other Person, as any of the above may be amended, substituted, replaced or modified.

        "Mandatory Revolver Advance" means a Revolver Advance made (a) to repay either (i) an Offshore Advance pursuant to Section 2.2(e)(ii) hereof or (ii) a Swingline Advance pursuant to Section 2.2(h) hereof, as appropriate, (b) pursuant to Section 2.3(f) hereof, or (c) pursuant to Section 9.7 hereof.

        "Margin" means, as to any Bid Rate Advance that is (a) an Offshore Bid Rate Advance, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) quoted by any Lender offering a Bid Rate Advance that is an Offshore Bid Rate Advance, pursuant to Section 2.2(i)(iii) hereof to be added or subtracted from the Approved Offshore Currency Rate or the Offshore Dollar Rate, as the case may be, to determine the interest rate applicable to such Advance or (b) a domestic Advance made in Dollars, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) quoted by any Lender offering a Bid Rate Advance that is a domestic Advance made in Dollars, pursuant to Section 2.2(i)(iii) hereof to be added or subtracted from the LIBOR Rate, as the case may be, to determine the interest rate applicable to such Advance.

        "Material Adverse Effect" means any act or circumstance or event that
(a) causes a Default, or (b) otherwise could reasonably be expected to be material and adverse to the business, consolidated assets, liabilities, financial condition or results of operations of the Borrower and its Restricted Subsidiaries, together taken as a whole.

        "Material Subsidiaries" means, for purposes of Article 3, the Borrower, Clear Channel Broadcasting (Nevada), Clear Channel Broadcasting Licensing (Nevada), Eller Media, Jacor Communications Company, AMFM, Inc, Capstar Broadcasting Partners, L.P., AMFM Operating, Inc., Katz Media Corp., SFX, More Group PLC, and Dauphin (OTA).

        "Maturity Date" means August 30, 2005.

        "Maximum Amount" means the maximum amount of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations.

        "Maximum Pledged Intercompany Note Amount" means an amount (on any date of determination, but adjusted quarterly as set forth below) equal to the lesser of (a) the aggregate principal amount (which such amount shall include accretion) of all outstanding and unpaid public and/or high yield indebtedness owed by all AMFM Entities and all SFX Entities, and (b) 14.5% of the Borrower's Consolidated Stockholders' Equity as reflected in the most recent audited balance sheet included in the Annual Shareholders' report of the Borrower, determined and changed as follows: Subsection (a) in this definition of Maximum Pledged Intercompany Note Amount will be determined and adjusted quarterly based on financial information delivered to the Administrative Agent and Lenders in accordance with the terms of Section 6.1 hereof, and subsection (b) in this definition of Maximum Pledged Intercompany Note Amount will be determined and adjusted annually based on financial information delivered to the Administrative Agent and Lenders in accordance with the terms of Section 6.2 hereof.

        "Moody's" means Moody's Investors Services, Inc.

        "More Group" means the More Group Plc, a company incorporated in England (number 309019) of 33 Golden Square, London, W1R 3PA.

        "More Group Credit Facility" means that certain unsecured multi-currency credit facility among Barclays Bank Plc, Bank of Scotland, A1B Group Plc, Svenska Handelsbank AB, Skandinaviska Engkilda Banken AB, The Chase Manhattan Bank (as Lenders, as such Lenders may be replaced from time to time) and More Group, as parent, borrower and guarantor, as such may be amended, modified, supplemented, refinanced or replaced from time to time, provided that after the Closing Date (a) no such action shall result in any term being materially more restrictive than the terms of the More Group Credit Facility documentation existing on the date hereof taken as a whole, and (b) no such action shall result in any change that is both material and adverse to the interests of the Lenders.

        "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

        "Necessary Authorization" means any license, permit, consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority (including without limitation the FCC) necessary or appropriate to enable the Borrower or any Subsidiary to maintain and operate its business and properties.

        "Net Cash Proceeds" means, with respect to any sale, lease, transfer or disposition of any asset by any Person or the issuance of Institutional Debt or Equity by any Person (other than the net cash proceeds from the consolidation of any Restricted Subsidiary with another Restricted Subsidiary), the aggregate amount of cash Received by such Person in connection with such transaction minus reasonable fees, costs and expenses and related taxes.

        "Notice of Acceptance of Bid" means any certificate signed by an Authorized Signatory of the Borrower accepting Bid Rate Advances, which certificate shall be in substantially the form of Exhibit Q hereto.

        "Notice of Borrowing" has the meaning ascribed to it in Section 2.2(a) hereof.

        "Notice of Change of Senior Unsecured Debt Rating" means that certain Notice of Change in the Senior Unsecured Debt Rating in the form of Exhibit K hereto.

        "Notice of Continuation/Conversion" has the meaning specified in Section 2.2(e)(i) hereof.

        "Notice of Issuance" has the meaning ascribed to it in Section 2.16(b) hereof.

        "Notes" means, to the extent requested by any Lender in accordance with the terms of Section 2.10(g) hereof, the Revolving Credit Notes, Swingline Notes, Bid Rate Notes and Working Line Notes and "Note" means any of the Revolving Credit Notes, Swingline Notes, Bid Rate Notes or Working Line Notes.

        "NRNZ" means NRNZ Holdings, Limited, a New Zealand corporation of which 33 1/3% of the outstanding Capital Stock is owned by the Borrower.

        "Obligations" means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any Subsidiary to the Lenders or Bank Affiliates under the Loan Papers, as they may be amended from time to time, and (b) all obligations of the Borrower or any Subsidiary for losses, damages, expenses or any other liabilities of any kind that any Lender or Bank Affiliate may suffer by reason of a breach by the Borrower or any Subsidiary of any obligation, covenant or undertaking with respect to any Loan Paper.

        "Offshore Advance" means any advance under the Revolving Credit Loan made (a) in an Approved Offshore Currency, or (b) as an Offshore Advance in Dollars, in accordance with the terms of Section 2.1(a)(i) hereof.

        "Offshore Basis" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, and (b) the sum of (i) the Offshore Dollar Rate or Approved Offshore Currency Rate, as applicable, plus (ii) the Applicable Margin.

        "Offshore Bid Rate" means a rate per annum equal to (a) the Offshore Dollar Rate or Approved Offshore Currency Rate, as the case may be, plus or minus (b) the Margin.

        "Offshore Bid Rate Advance" means any Bid Rate Advance - Revolving Credit subject to an Offshore Bid Rate.

        "Offshore Borrowing" means a borrowing made hereunder consisting of Offshore Advances or Offshore Bid Rate Advances.

        "Offshore Commitment" means, on any date of determination, the lesser of
(a) the Dollar Equivalent of $1,000,000,000 and (b) the Revolving Credit Commitment minus the sum of (i) the Dollar Equivalent of all outstanding Revolving Credit Advances plus (ii) the sum of all outstanding Reimbursement Obligations.

        "Offshore Dollar Rate" means, for any Offshore Advance to be made in Dollars for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest one-one hundredth (1/100th) of one percent (1%)) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. If for any reason such rate is not available, the term "Offshore Dollar Rate" shall mean, for any Offshore Advance to be made in Dollars for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest one-one hundredth (1/100th) of one percent (1%)) appearing on Reuters Screen LIBO page as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

        "Offshore Lending Office" means, with respect to a Lender, the office described on Schedule 1.2 hereto and designated as its Offshore Lending Office for Offshore Advances, certain Swingline Advances (if applicable) and certain Bid Rate Advances (if applicable), and such other office of the Lender or any of its affiliates hereafter designated by notice to the Borrower and the Administrative Agent.

        "Operating Cash Flow" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Restricted Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense, depreciation and amortization (including amortization of film contracts), deferred and other non-cash charges, and minus (c) cash payments made or scheduled to be made with respect to film contracts. Operating Cash Flow shall be adjusted to exclude (i) any extraordinary non-cash items deducted from or included in the calculation of pre-tax net income and (ii) without duplication, any accrued but not paid income or loss from Investments. For purpose of calculation of Operating Cash Flow with respect to assets not owned at all times during the four fiscal quarters preceding the date of determination of Operating Cash Flow there shall be (i) included in Operating Cash Flow on a pro forma basis, the Operating Cash Flow of any assets acquired during any of such four fiscal quarters for the twelve month period preceding the date of determination, and (ii) excluded from Operating Cash Flow on a pro forma basis, the Operating Cash Flow of any assets disposed of during any of such four fiscal quarters for the twelve month period preceding the date of determination.

        "Operating Lease" means any operating lease, as defined in the Financial Accounting Standard Board Statement of Financial Accounting Standards No. 13, dated November, 1976 or otherwise in accordance with GAAP, with an initial or remaining noncancellable lease term in excess of one year.

        "Option Date" means, with respect to the Working Line Loan (a) for the 364 day period after the Closing Date, August 29, 2001, (b) for the 364 day period after August 29, 2001, August 28, 2002, (c) for the 364 day period after August 28, 2002, August 27, 2003 and (d) for the 364 day period after August 27, 2003, August 25, 2004.

        "Original Credit Facility" means that certain credit facility pursuant to the terms of the Original Credit Facility Documentation.

        "Original Credit Facility Documentation" means that certain Fourth Amended and Restated Credit Agreement, dated as of June 15, 2000, among the Borrower, Bank of America, N.A., as administrative agent, Fleet National Bank (formerly The First National Bank of Boston), as documentation agent, Bank of Montreal, as co-syndication agent, Toronto Dominion (Texas), Inc., as co-syndication agent, and the lenders described therein, with Banc of America Securities LLC, as arranger, and the "Loan Papers" as defined therein, as such agreement and the loan papers may be amended, increased, restated, replaced or substituted from time to time.

        "Participating Lender" has the meaning specified in Section 2.18 hereof.

        "Participating Member State" means each country which from time to time becomes a Participating Member State as described in EMU Legislation.

        "Participation" has the meaning ascribed to it in Section 11.6(c) hereof.

        "Payment Date" means the last day of the Interest Period for any LIBOR Advance, Offshore Advance, Swingline Advance or Bid Rate Advance.

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Permitted Holders" means L. Lowry Mays, Mark P. Mays, Randall T. Mays and any person related to any of them by kinship or marriage, trusts or similar arrangements established solely on the behalf of one or more of them, and partnerships and other entities that are controlled by them.

        "Permitted Liens" means, as applied to any Person:

        (a) any Lien in favor of the Administrative Agent on behalf of the Lenders to secure the Obligations hereunder;

        (b) (i) Liens for taxes not yet delinquent, (ii) Liens created by lease agreements to secure the payments of rental amounts and other sums not yet due thereunder, (iii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (iv) Liens for taxes, assessments, governmental charges, levies or claims that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

        (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

        (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

        (e) Easements, right-of-way and zoning restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person;

        (f) Liens created to secure the purchase price of property acquired by
(i) any Restricted Subsidiary, or created to secure Debt for Borrowed Money of the Restricted Subsidiaries permitted by Section 7.1(b) hereof in an amount not to exceed $50,000,000 in the aggregate outstanding at any time for all Restricted Subsidiaries and (ii) the Borrower, or created to secure Debt for Borrowed Money of the Borrower permitted by the first sentence of Section 7.1 hereof in an amount not to exceed $50,000,000 in the aggregate outstanding at any time, which, in the case of both (i) and (ii) foregoing, is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition, so long as (A) each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof and improvements and accessions thereto), and refinancings thereof, and (B) the amount of Debt for Borrowed Money related thereto is not increased (except for prepayment fees and expenses of such refinancing);

        (g) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

        (h) Any Liens existing on the Closing Date which are described on
Schedule 1.3 hereto or permitted to exist under the terms of Section 7.2 hereof, and Liens resulting from the refinancing of the related Debt for Borrowed Money, provided that the Debt for Borrowed Money secured thereby shall not be increased and the Liens shall not cover additional assets (except improvements and accessions thereto) of the Borrower or any of its Restricted Subsidiaries; and

        (i) Liens securing acquired Debt for Borrowed Money permitted to exist under Section 7.1(e) hereof, but only to the extent that such Liens and Debt for Borrowed Money existed prior to the date of the related Acquisition (such Liens shall not cover additional assets, except improvements and accessions thereto), and provided that such Lien and such Debt for Borrowed Money were not incurred in anticipation of the consummation of such Acquisition.

        "Person" means an individual, corporation, partnership, trust or unincorporated organization, limited liability company, or a government or any agency or political subdivision thereof.

        "Plan" means an employee pension benefit plan as defined in Section 3(2) of ERISA (including a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is maintained for the employees of the Borrower, its Subsidiaries or any member of their Controlled Group.

        "Pledged Intercompany Notes" means Intercompany Notes pledged to the Administrative Agent on behalf of the Lenders to secure the Obligations in accordance with the terms of Section 5.14 hereof, pursuant to documentation substantially in the form of Exhibit J hereto.

        "Primary Issuing Bank" means Bank of America, N.A., in its capacity as issuer of the Primary Letters of Credit.

        "Primary Letters of Credit" has the meaning specified in Section 2.16(a) hereof.

        "Prime Rate" means, at any time, the prime interest rate announced or published by the Administrative Agent from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Administrative Agent as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Administrative Agent.

        "Quarterly Date" means March 31, June 30, September 30 and December 31, beginning September 30, 2000.

        "Received" means on any date of determination for any Person with respect to any sale or disposition, the actual cash amount in the possession of, under the control of, and at the disposal of, such Person from such sale or disposition, provided that, so long as there exists no Default, proceeds from any sale or disposition held in escrow by any "qualified intermediary" as defined in the Code for a period not in excess of 180 days, for the purpose of consummating a Like-Kind Exchange, which such proceeds are subsequently reinvested in like assets during the 180 day period in accordance with the Code, shall not be deemed to be Received by such Person unless (or until such time as) such proceeds are not held or reinvested in accordance with the Code in order to effectuate a Like-Kind Exchange.

        "Refinancing Advance" means any Advance which is used to pay the principal amount (or any portion thereof) of a LIBOR Advance, Offshore Advance or Bid Rate Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding LIBOR Advances, Base Rate Advances, Offshore Advances, or Bid Rate Advances at the time of the Refinancing Advance.

        "Regulatory Modification" has the meaning set forth in Section 9.8 hereof.

        "Regulatory Modification Retroactive Effective Date" has the meaning set forth in Section 9.8 hereof.

        "Regulatory Modification Set Date" has the meaning set forth in Section
9.8 hereof.

        "Reimbursement Obligations" means, in respect of any Letters of Credit as at any date of determination, the Dollar Equivalent of the maximum aggregate amount which is then available to be drawn under such Letter of Credit (whether or not the conditions to drawing thereunder have been met) plus any unreimbursed amounts under Letters of Credit.

        "Release Date" means the date on which the notes have been paid, all other Obligations due and owing have been paid and performed in full, and all of the Commitments have been terminated.

        "Reportable Event" has the meaning set forth in Title IV of ERISA.

        "Reset Date" means the first Business Day following the relevant Calculation Date.

        "Restricted Subsidiary" means any Subsidiary of Borrower which is not an Unrestricted Subsidiary, including, without limitation, ARN and NRNZ, provided that, upon the acquisition by the Borrower of the AMFM Entities and the SFX Entities, such Persons shall not be "Restricted Subsidiaries" under the terms of this document until, in each case, one Business Day has elapsed after their respective acquisitions by the Borrower, at which time each of the AMFM Entities and each of the SFX Entities, respectively, shall each be included as a "Restricted Subsidiary" under this Agreement and the Loan Papers.

        "Revolver Advance" means an Advance in Dollars under the Revolving Credit Loan made by (a) the Lenders in accordance with the terms of Section 2.1(a)(i) hereof or (b) any Issuing Bank in accordance with the terms of Section 2.16(c) hereof, and shall include all Mandatory Revolver Advances.

        "Revolving Credit Advances" means all Advances made under the Revolving Credit Loan, including (without limitation) all Revolver Advances, Swingline Advances, Offshore Advances and Bid Rate Advances - Revolving Credit, and "Revolving Credit Advance" means any Advance made under the Revolving Credit Loan, which such Advance may be (without limitation) a Revolver Advance, Swingline Advance, an Offshore Advance or a Bid Rate Advance - Revolving Credit, as applicable in the context used.

        "Revolving Credit Borrowing" means a borrowing made hereunder consisting of Revolver Advances and/or Offshore Advances, including without limitation, any borrowing that is Mandatory Revolver Advance.

        "Revolving Credit Commitment" means, on any date of determination, $1,500,000,000, plus any increase to such amount effected by the Borrower from time to time in accordance with the terms of Section 2.18 hereof, and minus any reduction of such amount effected by the Borrower from time to time in accordance with the terms of Section 2.6 hereof.

        "Revolving Credit Commitment Fee" has the meaning ascribed thereto in
Section 2.4(a)(i) hereof.

        "Revolving Credit Lenders" means, on any date of determination, those Lenders having Revolving Credit Specified Percentages in excess of zero.

        "Revolving Credit Loan" means the loan made in accordance with the provisions of Section 2.1 hereof.

        "Revolving Credit Note" means any promissory note of the Borrower evidencing Revolver Advances and Offshore Advances under the Revolving Credit Loan hereunder requested by a Lender in accordance with the terms of Section 2.10(g) hereof, substantially in the form of Exhibit A hereto, together with any extension, renewal or amendment thereof or substitution therefor.

        "Revolving Credit Specified Percentage" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof designated as its Revolving Credit Specified Percentage, or as adjusted or specified (i) in any Assignment and Acceptance, (ii) in any amendment to this Agreement, or (iii) in connection with any increase in the Revolving Credit Commitment affected in accordance with Section 2.18 hereof.

        "Secondary Issuing Banks" means The Bank of New York, in its capacity as issuer of certain of the Acquired Letters of Credit and Bankers Trust Company, in its capacity as issuer of certain of the Acquired Letters of Credit, and "Secondary Issuing Bank" means either of The Bank of New York, in its capacity as issuer of certain of the Acquired Letters of Credit, or Bankers Trust Company, in its capacity as issuer of certain of the Acquired Letters of Credit, as applicable in the context used.

        "Senior Unsecured Debt Rating" means the Borrower's senior unsecured debt rating as announced by S&P or Moody's.

        "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., a New York corporation.

        "SFX" means SFX Entertainment, Inc.

        "SFX Acquisition" means the acquisition by the Borrower of SFX and its direct and indirect subsidiaries in accordance with the terms of the SFX Acquisition Documentation.

        "SFX Acquisition Documentation" means that certain Agreement and Plan of Merger, dated as of February 28, 2000, among the Borrower, SFX and CCU II Merger Sub, Inc., and all related documentation in effect on May 1, 2000.

        "SFX Entities" means SFX and all of its direct and indirect subsidiaries that are Restricted Subsidiaries at the time of determination.

        "SFX Reduced Public Debt Permitted Amount" means an amount equal to $25,000,000.

        "Solvent", when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person and its subsidiaries, taken as a whole, will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person and its Subsidiaries, taken as a whole, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable Debtor Relief Laws as such debts become absolute and matured, (b) such Person and its Subsidiaries, taken as a whole, will not have, as of such date, an unreasonably small amount of capital with which to conduct their businesses, taking into account the particular capital requirements of such Person and its projected capital requirements and availability and (c) such Person and its Subsidiaries, taken as a whole, will be able to pay their debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and its Subsidiaries, taken as a whole, and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person and its Subsidiaries, taken as a whole. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, real or equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right of payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

        "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C., or such other legal counsel as the Administrative Agent may select.

        "Subsidiary" means (a) any corporation of which 50% or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class of securities of such corporation to exercise such voting power by reason of the happening of any contingency, is at the time owned by the Borrower, directly or through one or more intermediaries, and (b) any other entity which is Controlled or then capable of being Controlled by the Borrower, directly or through one or more intermediaries, whether a Restricted Subsidiary or Unrestricted Subsidiary.

        "Swingline Advance" means an Advance made by the Swingline Bank under the Swingline Loan.

        "Swingline Bank" means Bank of America, N.A. and any successor thereto appointed in accordance with Section 10.1(b) hereof.

        "Swingline Borrowing" means a borrowing made hereunder consisting of Swingline Advances.

        "Swingline Commitment" means, on any date of determination, $150,000,000.

        "Swingline Loan" means that certain swingline facility available to the Borrower in accordance with the terms of Section 2.1(a)(ii) hereof.

        "Swingline Note" means any Swingline Note of the Borrower payable to the order of the Swingline Bank requested by a Lender in accordance with the terms of Section 2.10(g) hereof, evidencing Swingline Advances hereunder, substantially in the form of Exhibit B hereto, together with any extension, renewal or amendment thereof or substitution therefor.

        "Syndication Agent" means Chase Securities Inc.

        "TARGET Business Day" means a day when TARGET (Trans-European Automated Real- time Gross settlement Express Transfer system), or any successor thereto, is scheduled to be open for business.

        "Termination Event" means, with respect to the Borrower, any of its Subsidiaries or any Plan, (a) a Reportable Event, (b) the withdrawal from a Plan during a Plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan or appoint a trustee to administer a Plan, (e) the failure to comply with the minimum funding requirements of ERISA with respect to any Plan, or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

        "Term Loan" has the meaning ascribed thereto in Section 2.17(b) hereof.

        "Total Debt" means, as of any date of determination, determined for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum (without duplication) of (a) all principal and interest owing under the Loan Papers and (b) all other Debt for Borrowed Money.

        "Total Specified Percentage" means, as to any Lender on any date of determination, the percentage that such Lender's maximum Dollar (or Dollar Equivalent) commitment to lend under the aggregate Loans on such date, bears to the sum of the Revolving Credit Commitment plus the Working Line Commitment. If all or any portion of the Commitments have been terminated or expired, Total Specified Percentage shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

        "Treaty" means the Treaty establishing the European Economic Community, being the Treaty of Rome of March 25, 1957 as amended by the single European Act 1986 and the Maastricht Treaty (which was signed on February 7, 1992 and came into force on November 1, 1993) as amended, varied or supplemented from time to time.

        "Universal $325 Million 9.75% Bonds" means those certain $325 million in 9.75% bonds of Universal Outdoor Holdings, Inc. maturing October 15, 2006.

        "Unrestricted Subsidiary" means those Subsidiaries designated as Unrestricted Subsidiaries on Schedule 4.1(a) hereto, any entity acquired as an Acquisition after the Closing Date unless such Investment is designated as a Restricted Subsidiary by Borrower prior to the completion of such Acquisition, or by complying with the terms and provisions of Section 5.12(a) hereof. An Unrestricted Subsidiary may become a Restricted Subsidiary and subject to the provisions hereof by Borrower's designation thereof in accordance with the terms and provisions of Section 5.12(b), as applicable.

        "Weighted Average Life to Maturity" means, as of the date of determination, with respect to any debt instrument, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such debt instrument by the amount of such principal payment by (ii) the sum of all such principal payments.

        "Working Advance" means an Advance in Dollars made by Lenders under the Working Line Loan.

        "Working Line Advance" means any advance made under the Working Line Loan, including without limitation, Working Advances and Bid Rate Advances - Working Line.

        "Working Line Borrowing" means a borrowing made hereunder consisting of Working Advances.

        "Working Line Commitment" means, with respect to the Working Line Loan prior to the Conversion Date, $1,500,000,000, as reduced from time to time pursuant to Section 2.6 and

Section 2.17 hereof, provided that, (a) on any Option Date, if the Borrower and the Facility Determining Lenders have not agreed to an Extension Option or the Borrower has not exercised its Conversion Option in each case in accordance with the terms of Section 2.17 hereof, the Working Line Commitment shall mean $0.00,
(b) on and after the Extension Final Maturity, the Working Line Commitment shall mean $0.00, and (c) on and after the Conversion Date, the Working Line Commitment shall mean $0.00.

        "Working Line Commitment Fee" has the meaning ascribed thereto in
Section 2.4(a)(ii) hereof.

        "Working Line Lenders" means, on any date of determination, those Lenders having Working Line Specified Percentages in excess of zero.

        "Working Line Loan" means the revolving 364 day short term revolving loan made by the Lenders pursuant to Section 2.1(b) of this Agreement (which such definition shall include the Term Loan, if the Borrower exercises the Conversion Option).

        "Working Line Note" means any Note of the Borrower evidencing Working Advances hereunder requested by a Lender in accordance with the terms of Section 2.10(g) hereof, substantially in the form of Exhibit C hereto with respect to Working Advances made under the Working Line Loan, together with any extension, renewal or amendment thereof, or substitution therefor, and each note evidencing the Working Line Loan after the Conversion Date, in accordance with the terms of
Section 2.17 hereof, together with any extension, renewal or amendment thereof, or substitution therefor.

        "Working Line Specified Percentage" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof designated as its Working Line Specified Percentage, or as adjusted or specified (i) in accordance with the terms of Section 2.17 hereof, (ii) in any Assignment and Acceptance or (iii) in any amendment to this Agreement.

        "Year 2000 Problem" means the risk that computer applications and devices containing imbedded computer chips used by the Borrower or any of its Subsidiaries (or their respective customers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

        Section 1.2 Amendments and Renewals. Each definition of an agreement in this Article 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms, but only with the prior written consent of the Determining Lenders or Facility Determining Lenders, as appropriate.

        Section 1.3 Construction. The terms defined in this Article 1 (except as otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein. To the extent that a material change in GAAP occurs after the Closing Date, the Borrower and Lenders agree to negotiate in good faith to effect conforming changes to the financial covenants set forth in
Article 7 hereof.


                                    ARTICLE 2

                                      Loans

        Section 2.1 The Loans and Advances Thereunder.

        (a) Revolving Credit Loan.

               (i) Revolver Advances and Offshore Advances under the Revolving Credit Loan. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Revolver Advances under the Revolving Credit Loan in Dollars, and Offshore Advances under the Revolving Credit Loan in Dollars and Approved Offshore Currencies, to the Borrower on any Business Day from time to time up to and including the Maturity Date, in an aggregate amount for both Revolver Advances and Offshore Advances not to exceed its Revolving Credit Specified Percentage of the Revolving Credit Commitment (assuming compliance with all conditions to drawing); provided that at the time of the proposed incurrence of an Offshore Advance, the aggregate Dollar Equivalent amount of outstanding Offshore Advances shall not then exceed the Offshore Commitment. Notwithstanding any provision in any Loan Paper to the contrary, in no event shall the Lenders be required to make Revolver Advances or Offshore Advances if after giving effect to the making of such Revolver Advances or Offshore Advances, (A) (1) the Dollar Equivalent amount of all outstanding Revolving Credit Advances, plus (2) all outstanding Reimbursement Obligations would exceed the Revolving Credit Commitment, or (B) the Dollar Equivalent amount of all outstanding Offshore Advances would exceed the Offshore Commitment. On the Maturity Date unless sooner paid as provided herein, the outstanding Revolver Advances and Offshore Advances shall be repaid in full. No provision of this Section 2.1(a)(i) shall limit the ability of any Issuing Bank to make a Revolver Advance pursuant to Section 2.16(c) hereof.

               (ii) Swingline Advances under the Revolving Credit Loan. The Borrower may request the Swingline Bank to make, and the Swingline Bank shall make, on the terms and conditions hereinafter set forth, Swingline Advances under the Revolving Credit Loan in Dollars and Approved Offshore Currencies for Swingline Advances to the Borrower from time to time on any Business Day up to and including the Maturity Date in an aggregate principal Dollar Equivalent amount not to exceed at the time of the proposed incurrence of a Swingline Advance, the Swingline Commitment (assuming compliance with all conditions to drawing). Notwithstanding any provision of any Loan Paper to the contrary, in no event shall the Swingline Bank be required to make any Swingline Advance if after giving effect to the making of such Advance (A) the Dollar Equivalent principal amount of all outstanding Swingline Advances would exceed the Swingline Commitment, or (B) the Dollar Equivalent principal amount of all Revolving Credit Advances, plus the amount of all Reimbursement Obligations would exceed the Revolving Credit Commitment.

               (iii) Bid Rate Advances under the Revolving Credit Loan. Each Revolving Credit Lender may, in its sole discretion and on the terms and conditions set forth in this Agreement, make Bid Rate Advances - Revolving Credit under the Revolving Credit Loan to the Borrower in Dollars and Approved Offshore Currencies from time to time on any Business Day up to and including the Maturity Date in an aggregate amount not in excess of the difference between (A) the Revolving Credit Commitment, minus at any one time outstanding (B) the sum of the aggregate outstanding principal amount of all Revolving Credit Advances and all Reimbursement Obligations (assuming compliance with all conditions to drawing). Notwithstanding any provision of any Loan Paper to the contrary, (A) the Dollar Equivalent of all Bid Rate Advances - Revolving Credit may not exceed $300,000,000 in the aggregate at any time, and (B) in no event shall the Revolving Credit Lenders be required to make any Bid Rate Advance - Revolving Credit if after giving effect to the making of such Advance (i) the Dollar Equivalent principal amount of all outstanding Revolving Credit Advances, plus the amount of all Reimbursement Obligations, would exceed the Revolving Credit Commitment. There shall not be outstanding to any Lender, at any time, more than five Bid Rate Advances - Revolving Credit. The Borrower shall select an Interest Period for each Bid Rate Advance. Each Bid Rate Advance - Revolving Credit shall be in an aggregate principal amount which is at least $5,000,000, and which is an integral multiple of $1,000,000 in excess thereof (or the Dollar Equivalent of each such amount), and each Bid Rate Advance - Revolving Credit by a Lender shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $1,000,000 in excess thereof (or the Dollar Equivalent of each such amount). No Lender shall have any obligation to make Bid Rate Advances - Revolving Credit, and the Borrower shall have no obligation to accept an offer for Bid Rate Advances - Revolving Credit.

               (iv) Revolving Credit Advances, General. All Revolving Credit Advances shall be used for the purposes set forth in Section 5.9 hereof. Subject to Section 2.8 hereof, until the Maturity Date, Revolver Advances, Offshore Advances and Swingline Advances may be repaid and then reborrowed. On the Maturity Date unless sooner paid as provided herein, the outstanding Revolving Credit Advances shall be repaid in full. Any Revolver Advance shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and the provisions of Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than fifteen LIBOR Advances under the Revolving Credit Loan. Any Offshore Advance shall, subject to availability and the provisions of Article 9 hereof, be made in Dollars or Approved Offshore Currencies, and bear interest at the Offshore Basis; provided that there shall not be outstanding to any Lender, at any one time, more than ten Offshore Advances. Any Swingline Advance shall, subject to availability and the provisions of Article 9 hereof, be made in Dollars or Approved Offshore Currencies, and bear interest at , with respect to Swingline Advances made in Dollars, the Base Rate Basis, and with respect to Swingline Advances made in Approved Offshore Currencies, the Offshore Basis. Notwithstanding any provision of any Loan Paper to the contrary, in no event shall the Lenders be required to make Revolving Credit Advances if after giving effect to the making of such Revolving Credit Advances (A) the Dollar Equivalent principal amount of all outstanding Revolving Credit Advances, plus (B) all outstanding Reimbursement Obligations, would exceed the Revolving Credit Commitment. No provision of this Section 2.1(a) shall limit the ability of any Issuing Bank to make a Revolver Advance pursuant to Section 2.16(c) hereof.

        (b) Working Line Loan.

               (i) Working Advances under the Working Line Loan. Each Lender severally agrees, on the terms and subject to the conditions of this Agreement, to make revolving Working Advances under the Working Line Loan in Dollars to the Borrower on a Business Day during the period from the Closing Date to the Option Date (or the next Extension Final Maturity if the Borrower exercised its Extension Option in accordance with the terms of Section 2.17(a) hereof), in an aggregate principal amount not to exceed at any time outstanding such Lender's Working Line Specified Percentage of the Working Line Commitment (assuming compliance with all conditions to drawings) for the purposes set forth in Section
        5.9 hereof. Any Working Advance shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and the provisions of Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than ten LIBOR Advances that are Working Advances. On the Conversion Date (if any), in accordance with the terms of Section 2.17(b) hereof, all outstanding Working Advances shall convert to a Term Loan in the amount of the Working Advances outstanding on the Conversion Date, and such Term Loan shall be due and payable in one payment on the Maturity Date. Subject to the terms and conditions of this Agreement, until the earlier of the (x) Option Date (or the Extension Final Maturity if the Borrower exercised its first Extension Option in accordance with the terms of Section 2.17(a) hereof) and (y) Conversion Date (if any), the Borrower may borrow, repay and reborrow the Working Advances; provided, however, that at no time shall the sum of the aggregate outstanding principal amount of all Working Line Advances exceed the Working Line Commitment. After the Conversion Date (if any) and prior to the Extension Final Maturity, no Advances will be available under the Working Line Loan, except Refinancing Advances.

               (ii) Bid Rate Advances under the Working Line Loan. Each Working Line Lender may, in its sole discretion and on the terms and conditions set forth in this Agreement, make Bid Rate Advances - Working Line under the Working Line Loan to the Borrower in Dollars from time to time in an aggregate amount not in excess of the difference between (i) the Working Line Commitment minus (ii) the sum of the aggregate outstanding principal amount of all Working Line Advances (assuming compliance with all conditions to drawings) for the purposes set forth in Section 5.9 hereof. There shall not be outstanding to any Lender, at any time, more than five Bid Rate Advances - Working Line. Each Bid Rate Advance - Working Line shall be in an aggregate principal amount which is at least $5,000,000, and which is an integral multiple of $1,000,000 in excess thereof, and each Bid Rate Advance - Working Line by a Lender shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $1,000,000 in excess thereof. No Lender shall have any obligation to make Bid Rate Advances - Working Line, and the Borrower shall have no obligation to accept an offer for Bid Rate Advances - Working Line.

        Section 2.2 Manner of Borrowing and Disbursement.

        (a) Base Rate Advances. In the case of Base Rate Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least one Business Day's irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice in the form of Exhibit L hereto (a "Notice of Borrowing") (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Base Rate Advance hereunder. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. Such Notice of Borrowing shall specify (i) the requested funding date, which shall be a Business Day, (ii) the amount of the proposed aggregate Base Rate Advances to be made by Lenders and (iii) whether such Base Rate Advances are Revolver Advances, Working Advances or Swingline Advances.

        (b) LIBOR Advances. In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by a Notice of Borrowing (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to Article 9 hereof. For LIBOR Advances, the Notice of Borrowing shall specify (i) the requested funding date, which shall be a Business Day, (ii) the amount of the proposed aggregate LIBOR Advances to be made by Lenders, (iii) the Interest Period selected by the Borrower, provided that no such Interest Period shall (A) extend past (I) the Maturity Date, with respect to the Revolving Credit Loan, and (II) the Option Date or the Extension Final Maturity, as applicable, with respect to the Working Line Loan, or (B) prohibit or impair the Borrower's ability to comply with Section 2.8 hereof, and
(iv) whether such LIBOR Advances are Revolver Advances or Working Advances.

        (c) Offshore Advances. In the case of Offshore Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least four Business Days' (or three Business Days' if such Offshore Advances is in Dollars) irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice pursuant to a Notice of Borrowing (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow an Offshore Advance hereunder. Notice shall be given to the Administrative Agent prior to 10:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. Offshore Advances shall in all cases be subject to availability and to Article 9 hereof. For Offshore Advances, the Notice of Borrowing shall specify that such Borrowing is under the Revolving Credit Loan and (i) the requested funding date, which shall be a Business Day, (ii) whether such Offshore Advance is to be made in Dollars or in an Approved Offshore Currency and specifying such Approved Offshore Currency, (iii) the amount of the proposed aggregate Offshore Advances to be made by Lenders and (iv) the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Maturity Date or prohibit or impair the Borrower's ability to comply with Section 2.8 hereof.

        (d) Swingline Advances. In the case of Swingline Advances, the Borrower, through an Authorized Signatory, shall give the Swingline Bank and the Administrative Agent (i) not later than 11:00 a.m., Dallas time, on the Business Day of the proposed Swingline Advance in the case of a Swingline Advance to be made as a Base Rate Advance in Dollars, and (ii) at least four Business Days (or three Business Days if such Offshore Advances is in Dollars) before the date of any proposed Swingline Advance not described in clause (i), irrevocable telephonic notice (provided, however, (A) the Borrower shall deliver written notice at least once a week confirming the telephonic notices given by the Borrower with respect to Swingline Advances during the immediately preceding week and (B) that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Swingline Advance. Such telephonic notice and the written confirming Notice of Borrowing shall specify (i) the requested funding date, which shall be a Business Day, (ii) the amount of the proposed Swingline Advance, (iii) if the Swingline Advance is not in Dollars, the Approved Offshore Currency for such Swingline Advance and (iv) the Interest Period for such Swingline Advance. No Swingline Advance may be continued or converted.

        (e) Continuation/Conversion. Subject to Sections 2.1 and 2.9 hereof, at the end of any applicable Interest Period, the Borrower shall have the option to continue any LIBOR Advance or Offshore Advance as LIBOR Advances or Offshore Advances, respectively, in accordance with the following terms, or to convert any Base Rate Advance into a LIBOR Advance or convert any LIBOR Advance into a Base Rate Advance in accordance with the following terms:

               (i) Conversion of Base Rate Advances to, or Continuation of, LIBOR Advances and Conversion from a LIBOR Advance into a Base Rate Advance. The Borrower shall have the option to convert to LIBOR Advances, or upon the expiration of any Interest Period applicable to a LIBOR Advance, to continue all or any portion of such LIBOR Advance equal to $5,000,000 and integral multiples of $100,000, as a LIBOR Advance and the succeeding Interest Period of such continued LIBOR Advance shall commence on the last day of the Interest Period of the LIBOR Advance to be continued; provided that, (A) no succeeding Interest Period shall extend beyond (I) the Maturity Date with respect to continued or converted LIBOR Advances under the Revolving Credit Loan and (II) the Option Date of the Extension Final Maturity, as applicable, with respect to continued of converted LIBOR Advances under the Working Line Loan and (B) notwithstanding anything in this Agreement to the contrary, no outstanding Advance may be continued as, or converted into, a LIBOR Advance when any Default or Event of Default has occurred and is continuing. At least (x) three Business Days prior to a proposed conversion into a LIBOR Advance or continuation of a LIBOR Advance under the Revolving Credit Loan or Working Line Loan or (y) one Business Day prior to a proposed conversion into a Base Rate Advance under the Revolving Credit Loan or Working Line Loan, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice in substantially the form of Exhibit M hereto (a "Notice of Continuation/Conversion") (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued and whether it is a conversion into or continuation of a LIBOR Advance or a conversion into a Base Rate Advance, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period and (iv) in the case of a conversion to, or a continuation of, a LIBOR Advance, that no Default or Event of Default has occurred and is continuing. If the Borrower, through an Authorized Signatory, shall fail to give any notice of continuation of a LIBOR Advance in accordance with this Section 2.2(e), the Borrower shall be deemed irrevocably to have requested that any such LIBOR Advance be converted to a Base Rate Advance in the same principal amount. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required.

               (ii) Continuation of Offshore Advances. The Borrower shall have the option, upon expiration of any Interest Period applicable to an Offshore Advance, to continue all or any portion of such Offshore Advance as an Offshore Advance equal to $5,000,000 and integral multiples of $100,000 (or the Dollar Equivalent of each such amount) in excess of that amount as an Offshore Advance and the succeeding Interest Period(s) of such continued Offshore Advance shall commence on the last day of the Interest Period of the Offshore Advance to be continued; provided, however, (a) Offshore Advances may not be made as Base Rate Advances or LIBOR Advances, (b) Offshore Advances may only be continued in the same currency as the original Borrowing, (c) the Dollar Equivalent of any Offshore Advance that is continued shall be recalculated as of the date of the continuation and (d) notwithstanding anything in this Agreement to the contrary, no outstanding Offshore Advance may be continued as an Offshore Advance when any Default or Event of Default has occurred and is continuing. At least four Business Days (or three Business Days' if such Offshore Advance is in Dollars) prior to a proposed continuation date, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice, or irrevocable telephonic notice followed immediately by a Notice of Continuation/Conversion (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), stating (i) the proposed continuation date (which shall be a Business Day), (ii) the amount of the Offshore Advance and the Approved Offshore Currency of such Offshore Advance to be continued if the continued Offshore Advance was made in an Approved Offshore Currency, (iii) the requested Interest Period and (iv) that no Default or Event of Default has occurred and is continuing. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. If the Borrower, through an Authorized Signatory, shall fail to give any notice in accordance with this Section 2.2(e)(ii), the Borrower shall be deemed irrevocably to have requested (notwithstanding the failure of the Borrower at such time to satisfy each condition specified in Article 3) that such Offshore Advance be repaid by an automatic Mandatory Revolver Advance in an amount equal to the Dollar Equivalent of the amount of such Offshore Advance, and bearing interest at the Base Rate Basis.

        (f) Minimum Amounts. The aggregate amount of Base Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the Revolving Credit Commitment or the Working Line Commitment, as applicable. The aggregate amount of LIBOR Advances to be made by the Lenders on any day shall be in a principal amount which is at least $5,000,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the Revolving Credit Commitment or the Working Line Commitment, as applicable. The aggregate amount of Offshore Advances having the same Interest Period and to be made by the Lenders on any day shall be in a Dollar Equivalent principal amount which is at least $5,000,000 and which is an integral multiple of $100,000 (or the Dollar Equivalent of each such amount on the date of such Advance). The aggregate amount of any Swingline Advances to be made by the Swingline Bank on any day shall be in a principal amount which is at least equal to the Dollar Equivalent of $100,000 and which is an integral multiple of the Dollar Equivalent of $100,000 or the Dollar equivalent thereof; provided, however, that such amount may equal the unused amount of the Swingline Commitment.

        (g) Notice and Disbursement. The Administrative Agent shall promptly notify the Lenders of each notice received from the Borrower pursuant to this Section. If such notice from the Borrower designated an Offshore Advance or a Swingline Advance in an Approved Offshore Currency, the Administrative Agent shall promptly notify the Borrower and the Revolving Credit Lenders or the Swingline Bank, as appropriate, of the Dollar Equivalent thereof. Failure of the Borrower to give any notice in accordance with Section 2.2(e) hereof shall result in a repayment of any existing Offshore Advance or LIBOR Advance on the applicable Payment Date by a Mandatory Revolver Advance which is a Base Rate Advance. Each Lender shall, not later than noon, Dallas, Texas time, on the date of any Revolver Advance, Working Advance and Offshore Advance that is not a Refinancing Advance, deliver to the Administrative Agent, at its address set forth herein, such Lender's Applicable Specified Percentage of such Advance in immediately available funds in accordance with the Administrative Agent's instructions, except that if such Advance is an Offshore Advance denominated in an Approved Offshore Currency, each Revolving Credit Lender shall make available its funds at such office as the Administrative Agent has previously specified in a notice to each Lender, in such funds as are then customary for the settlement of international transactions in the applicable Approved Offshore Currency and as customary, and as specified by the Administrative Agent, in each case no later than such local time as is necessary for such funds to be received and transferred. Prior to 2:00 p.m. in the time zone of the capital city of the currency in which such Advance is issued, on the date of any Revolver Advance, Working Advance or Offshore Advance hereunder, the Administrative Agent shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Agent by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. All Revolver Advances and Offshore Advances shall be made by each Lender according to its Revolving Credit Specified Percentage. All Working Advances shall be made by each Lender according to its Working Line Specified Percentage. No Lender shall be relieved of its obligation to fund its (i) Revolving Credit Specified Percentage of any Revolver Advance or Offshore Advance notwithstanding the fact that at any time the aggregate outstanding principal amount of all Bid Rate Advances - Revolving Credit made by such Lender plus its outstanding Revolver Advances and Offshore Advances exceed its Revolving Credit Specified Percentage of the Revolving Credit Commitment, or (ii) Working Line Specified Percentage of any Working Advance notwithstanding the fact that at any time the aggregate outstanding principal amount of all Bid Rate Advances - Working Line made by such Lender plus its outstanding Working Advances exceed its Working Line Specified Percentage of the Working Line Commitment.

        (h) Swingline Advances. After confirming with the Administrative Agent the availability of funds under the Revolving Credit Commitment, the Swingline Bank shall, not later than 2:00 p.m., Dallas, Texas time, on the date of any Swingline Advance, deliver to the Administrative Agent at its address set forth herein, the amount of such Swingline Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:30 p.m., Dallas, Texas time, on the date of any Swingline Advance, the Administrative Agent shall, subject to the conditions set forth in Articles 2 and 3 hereof, disburse the amount made available to the Administrative Agent by the Swingline Bank by (i) transferring such amounts by wire transfer pursuant to the Borrower's instruction or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. Forthwith upon demand by the Swingline Bank at any time, including after a Default or Event of Default, and in any event upon the making of the direction specified by Section 8.2 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 8.2, each Revolving Credit Lender, including the Swingline Bank, notwithstanding the failure of the Borrower at such time to satisfy each condition specified in Articles 2 and 3, shall make, by 12:00 noon, Dallas, Texas time, on the first Business Day following receipt by such Lender of notice from the Swingline Bank, a Mandatory Revolver Advance which is a Base Rate Advance in an amount equal to the product of (i) the Revolving Credit Specified Percentage of such Lender times (ii) the aggregate outstanding principal amount of the Swingline Advances (to be made in the Dollar Equivalent of such Swingline Advance determined as of the date of receipt of such notice).

The proceeds of such Mandatory Revolver Advances shall be applied by the Administrative Agent to repay the outstanding Swingline Advances.

        If for any reason (including any Debtor Relief Law), Revolver Advances may not be made on the date otherwise required above, each Revolving Credit Lender hereby agrees that it shall forthwith purchase (as of the date on which such Revolver Advance would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Bank such participations in the outstanding Swingline Advances as shall be necessary to cause the Revolving Credit Lenders to share in such Swingline Advances ratably based upon their Revolving Credit Specified Percentages; provided that (i) all interest payable on the Swingline Advance shall be for the account of the Swingline Bank until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participating Revolving Credit Lender from and after such date and (ii) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the appropriate Swingline Bank interest on the principal amount of the participation purchased for each day from and including the day upon which such Revolver Advance would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first five days and at the Base Rate Basis for each day thereafter.

        (i) Bid Rate Advances

               (i) With respect to each Bid Rate Borrowing, the Borrower shall give the Administrative Agent prior to 10:00 a.m. (Dallas, Texas time), in the case of Offshore Bid Rate Advances, at least five Business Days prior to the proposed date of Bid Rate Borrowing, and in the case of Advances bearing interest at a Margin over the LIBOR Rate, at lease four Business Days prior to the proposed date of Bid Rate Borrowing, written notice of its intention to borrow Bid Rate Advances pursuant to a Bid Rate Advance Request. Such Bid Rate Advance Request shall specify (a) whether such Bid Rate Borrowing is to be made under the Working Line Loan or the Revolving Credit Loan, (b) the requested date of the Bid Rate Borrowing, which shall be a Business Day, (c) the aggregate amount of the proposed Bid Rate Borrowing (which shall be at least $5,000,000 and which is an integral multiple of $1,000,000 in excess thereof), (d) the Interest Period with respect thereto, provided that such Interest Period shall not extend past the Maturity Date, the Option Date or the Conversion Date, as applicable, and (e) if such Advance is a Bid Rate Advance - Revolving Credit, whether such Advance is to be made in Dollars in an Approved Offshore Currency and specifying such Approved Offshore Currency. Bid Rate Advance Requests that do not conform substantially to the form of Exhibit N hereto may be rejected by the Administrative Agent, and the Administrative Agent shall give prompt notice to the Borrower of such rejection. The Borrower shall pay a $500 non-refundable, administrative fee for the account of the Administrative Agent for each notice of proposed Bid Rate Borrowings. Such fee shall be paid to the Administrative Agent on the date of delivery of the Borrower's notice of intention to borrow Bid Rate Advances, and shall not be refunded, notwithstanding that the proposed Bid Rate Borrowing is canceled by the Borrower or no Lender offers to make a Bid Rate Advance.

               (ii) Upon the receipt by the Administrative Agent of a Bid Rate Advance Request that conforms with the requirements herein, the Administrative Agent shall, by telecopy in the form of the Invitation to Bid, (A) with respect to Bid Rate Advances under the Revolving Credit Loan, invite each Revolving Credit Lender to bid, and (B) with respect to Bid Rate Advances under the Working Line Loan, invite each Working Line Lender to bid, in each case on the terms and conditions of this Agreement, to make Bid Rate Advances - Revolving Credit and Bid Rate Advances - Working Line, as applicable, pursuant to the Bid Rate Advance Request.

               (iii) Each Revolving Credit Lender shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Advances - Revolving Credit to the Borrower and each Working Line Lender shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Advances - Working Line, as applicable, to the Borrower as part of such proposed Bid Rate Borrowing, in each case at a Margin over the LIBOR Rate, or, if such Bid Rate Advance is made under the Revolving Credit Loan, at a Margin over the LIBOR Rate (if made such Advance is to be made domestically in Dollars)or the Offshore Dollar Rate or Approved Offshore Currency Rate, as applicable, specified by each such Lender in its sole discretion, by delivering a Confirmation of Bid to the Administrative Agent before 10:00 a.m. (Dallas, Texas time), four Business Days prior to the proposed date of any such Bid Rate Borrowing, in the case of a request for Bid Rate Advances - Revolving Credit that are Offshore Bid Rate Advances, and three Business Days prior to the proposed date of any such Bid Rate Borrowing, in the case of a request for Bid Rate Advances - Revolving Credit and Bid Rate Advances - Working Line that are domestic Bid Rate Advances to be made in Dollars based on a Margin over the LIBOR Rate (A) setting forth (1) the minimum amount (which shall be $1,000,000 or an integral multiple of $1,000,000 in excess thereof or the Dollar Equivalent thereof) and maximum amount of each Bid Rate Advance which such Lender would be willing to make as part of the proposed Bid Rate Borrowing (which amounts may exceed an amount equal to (x) such Lender's Revolving Credit Specified Percentage of the Revolving Credit Commitment or (y) such Lender's Working Line Specified Percentage of the Working Line Commitment, as applicable) (2) if such Bid Rate Advance is a Bid Rate Advance - Revolving Credit, whether such Bid Rate Advance is to be made as an Offshore Bid Rate Advance or a domestic Advance in Dollars (and the Approved Offshore Currency, if applicable), and (3) the Margin therefor, and (B) confirming the Interest Period therefor. Confirmation of bids that do not conform substantially to Exhibit O hereto may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender of such rejection as soon as practicable. If any Lender shall fail to respond to the Administrative Agent by such time, such Lender shall be deemed to have elected not to make an offer. Any Confirmation of Bid submitted by a Lender pursuant to this Section 2.2(i) is irrevocable.

               (iv) The Administrative Agent shall promptly notify the Borrower of the number of Confirmations of Bid, the interest rate(s) and Interest Period(s) applicable thereto, the maximum principal amount bid at each interest rate for each Interest Period, and the identity of each Lender submitting a Confirmation of Bid.

               (v) Not later than 12:00 noon (Dallas, Texas time) four Business Days prior to the proposed date of Bid Rate Borrowing in the case of Offshore Bid Rate Advances, the Borrower shall, in turn, either

                   (A) cancel such proposed Bid Rate Borrowing by giving the
               Administrative Agent notice to that effect; or

                   (B) accept one or more of the offers made by any Lender or
               Lenders pursuant to clause (iii) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Bid Rate Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, for which notification was given to the Borrower by any Lender for such Bid Rate Advance pursuant to clause (iii) above) to be made by each Lender as part of such Bid Rate Borrowing, and reject any remaining offers made by Lenders pursuant to clause
               (iii) above by giving the Administrative Agent notice to that effect; provided, that if offers are made by two or more Lenders with the same Offshore Bid Rates for a greater aggregate principal amount than the amount for which such offers are accepted for the related term, the principal amount of Bid Rate Advances accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in multiples not less than $1,000,000 or the Dollar Equivalent thereof) in proportion to the aggregate principal amount of such offers, and the aggregate principal amount of offers accepted by the Borrower shall not exceed the maximum amount contained in the related Bid Rate Advance Request.

               (vi) The Administrative Agent shall promptly give telephonic notice to each bidding Lender if any of its offers have been accepted (and if so, whether it was for a Bid Rate Advance - Revolving Credit or a Bid Rate Advance - Working Line, in what amount, at what interest rate and for what Interest Period), and each successful Lender will thereupon become bound, subject to the other applicable conditions hereof, to make each Bid Rate Advance for which its offer has been accepted.

               (vii) After completing the notifications referred to in clause
        (vi) above, the Administrative Agent shall notify each bidding Lender of
        (i) the aggregate amount of Bid Rate Advances - Revolving Credit and Bid Rate Advances - Working Line made in connection with such proposed Bid Rate Borrowing, (ii) the maturities thereof, and (iii) the lowest and highest interest rates at which Bid Rate Advances were made for each maturity.

               (viii) If the Administrative Agent shall at any time elect to submit a bid for a Bid Rate Advance in its capacity as a Lender, it shall submit such bid directly to the Borrower one-half hour earlier than the latest time at which other Lenders are required to submit their bid to the Administrative Agent pursuant to
        Section 2.2(i)(iii) hereof.

               (ix) If the Borrower accepts one or more offers made by any Lender or Lenders pursuant to clause (v)(B) above, each such Lender shall, unless any applicable condition specified in Article 3 hereof has not been satisfied, not later than 12:00 noon (Dallas, Texas time) on the date of a Bid Rate Advance hereunder, make available to the Administrative Agent the principal amount of each Bid Rate Advance in immediately available funds, to be disbursed by the Administrative Agent by wire transfer pursuant to instructions of the Borrower.

        Section 2.3 Interest. Each Revolver Advance shall bear interest (at the election of the Borrower in accordance with Section 2.2 hereof) at the Base Rate Basis or the LIBOR Basis.

        (a) On Base Rate Advances.

               (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each Base Rate Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, at a simple interest rate per annum equal to the Base Rate Basis as in effect from time to time, provided that interest on Base Rate Advances shall not exceed the Maximum Amount. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on Base Rate Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on such Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

               (ii) Interest on each Base Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on each Quarterly Date and on (A) the Maturity Date, with respect to Base Rate Advances under the Revolving Credit Loan, or (B) the Option Date or the Extension Final Maturity, as applicable, with respect to Base Rate Advances under the Working Line Loan.

        (b) On LIBOR Advances.

               (i) The Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, at a rate per annum equal to the LIBOR Basis for such Advance. The Administrative Agent, whose determination shall be conclusive, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding date and shall notify the Borrower and the Lenders of such LIBOR Basis.

               (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on (A) the Maturity Date, with respect to LIBOR Advances under the Revolving Credit Loan, or (B) the Option Date or the Extension Final Maturity, as applicable, with respect to LIBOR Advances under the Working Line Loan; provided, however, that if the Interest Period for such Advance exceeds three months, interest shall also be due and payable in arrears on each Quarterly Date during such Interest Period.

        (c) On Offshore Advances.

               (i) The Borrower shall pay interest on the unpaid principal amount of each Offshore Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, at a rate per annum equal to the Offshore Basis for such Advance. The Administrative Agent, whose determination shall be conclusive, shall determine the Offshore Basis on the second Business Day prior to the applicable funding date and shall notify the Borrower and the Lenders of such Offshore Basis.

               (ii) Subject to Section 11.9 hereof, interest on each Offshore Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Maturity Date; provided, however, that if the Interest Period for such Advance exceeds three months, interest shall also be due and payable in arrears on each Quarterly Date during such Interest Period.

        (d) On Swingline Advances.

               (i) The Borrower shall pay interest on the outstanding principal amount of each Swingline Advance, from the date such Swingline Advance is made until it is due (whether at maturity, by reason of acceleration or otherwise) and repaid, at an interest rate per annum equal to (A) (I) the Offshore Basis, if such Swingline Advance is made in an Approved Offshore Currency or (II) the Base Rate Basis, if such Swingline Advance is made in Dollars, in each case in effect from time to time, minus (B) the discount of such Offshore Basis or Swingline Basis necessary to allow the Borrower to recapture commitment fees that would be earned by such Swingline Lender during the term of such Swingline Advance pursuant to Section 2.4(a)(i) hereof, but in no event higher than the Highest Lawful Rate.

               (ii) Subject to Section 11.9 hereof, interest on Swingline Advances made in (A) an Approved Offshore Currency shall be computed on the basis of a 360-day year for the actual number of days elapsed, and
        (B) Dollars, shall be computed on the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed, and shall be payable in arrears on each Payment Date and on the Maturity Date.

        (e) On Bid Rate Advances. The Borrower shall pay interest on the outstanding unpaid principal amount of each Bid Rate Advance at a per annum rate equal to the interest rate agreed to by the Borrower and the Lender making such Bid Rate Advance pursuant to Section 2.2(i) hereof. Interest on each Bid Rate Advance shall be computed and shall be payable at such times as agreed upon between the Borrower and the Lender making such Advance pursuant to Section 2.2(i) hereof.

        (f) Interest if No Notice of Selection of Continuation of an Offshore Advance or LIBOR Advance, or Interest Period. If the Borrower fails to give the Administrative Agent timely notice of its selection of the continuation of a LIBOR Advance or Offshore Advance, or if for any reason a determination of an Offshore Basis or LIBOR Rate for any Advance is not timely concluded due to the fault of the Borrower, such Offshore Advance shall be deemed to be a Mandatory Revolver Advance and such LIBOR Advance shall be deemed to be a Base Rate Advance, and the Base Rate Basis shall apply to each such Advance. If the Borrower fails to give the Administrative Agent timely notice of its selection of an Interest Period for an Offshore Advance or a LIBOR Advance, a one-month Interest Period shall apply to the applicable Advance. If the Borrower fails to give the Administrative Agent timely notice of its selection of an Interest Period for a Swingline Advance, a 30 day Interest Period shall apply to the applicable Swingline Advance.

        (g) Interest After an Event of Default. Notwithstanding the foregoing,
(i) After an Event of Default (other than an Event of Default specified in Section 8.1(f) or (g) hereof) and during any continuance thereof, at the option of Determining Lenders, and (ii) after an Event of Default specified in Section 8.1(f) or (g) hereof and during any continuance thereof, automatically and without any action by the Administrative Agent or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand, the Maturity Date (if such interest is on the Revolving Credit Loan) or the Option Date, or the Extension Final Maturity, as applicable, with respect to the Working Line Loan, or upon the occurrence of an Event of Default specified in Section 8.1(f) or 8.1(g) hereof, immediately, and shall accrue until the earlier of (i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default,
(ii) agreement by the Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Papers, or to give notice to the Borrower of the decision to charge interest at the Default Rate. The Lenders will undertake to notify the Borrower, after the effective date, of the decision to charge interest at the Default Rate, but any failure to do so will not affect the application of such rate.

        Section 2.4 Fees.

        (a) Commitment Fees. Subject to Section 11.9 hereof, the Borrower agrees to pay as follows:

               (i) Revolving Credit Loan. From the Closing Date until the Maturity Date, with respect to the Revolving Credit Loan, the Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders (based on each Lender's Revolving Credit Specified Percentage), a per annum commitment fee (the "Revolving Credit Commitment Fee") equal to the Applicable Commitment Fee Percentage for the Revolving Credit Loan on the daily average unborrowed balance of the Revolving Credit Commitment, minus all

        Reimbursement Obligations. For purposes of calculating the Revolving Credit Commitment Fee hereunder only, (A) undrawn portions of Letters of Credit outstanding from time to time will reduce the unused portion of the Revolving Credit Commitment, and (B) outstanding Bid Rate Advances and Swingline Advances made under the Revolving Credit Loan shall not reduce the unused portion of the Revolving Credit Commitment.

               (ii) Working Line Loan. From the Closing Date until the earlier of the Conversion Date (if any) or the Maturity Date, with respect to the Working Line Loan, the Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders (based on each Lender's Working Line Specified Percentage), a per annum commitment fee (the "Working Line Commitment Fee") equal to the Applicable Commitment Fee Percentage for the Working Line Loan on the daily average unborrowed balance of the Working Line Commitment. For purposes of calculating the Working Line Commitment Fee hereunder only, outstanding Bid Rate Advances shall not reduce the unused portion of the Working Line Commitment.

               (iii) Commitment Fees, Generally. The Commitment Fees shall be subject to reduction or increase, as applicable in accordance with the terms of the definition of Applicable Commitment Fee Percentage. Commitment Fees shall be payable in arrears on each Quarterly Date and
        (A) with respect to the Revolving Credit Commitment Fee, on the Maturity Date, and (B) with respect to the Working Line Commitment Fee, on the earlier of the Conversion Date (if any) or the Maturity Date. All Commitment Fees shall be (I) fully earned when due, (II) subject to
        Section 11.9 hereof, nonrefundable when paid and (III) subject to
        Section 11.9 hereof, computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

        (b) Other Fees. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent and the Syndication Agent for their accounts as specified therein, all fees set forth in the Fee Letters.

        Section 2.5 Prepayment.

        (a) Voluntary Prepayments. The principal amount of any Base Rate Advance may be prepaid in full or in part at any time, without penalty and, upon two Business Days' prior telephonic notice (to be promptly followed by written notice), and any LIBOR Advance or Offshore Advance may be prepaid, subject to the other terms of this Section, upon three Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Agent. LIBOR Advances and Offshore Advances may be voluntarily prepaid only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof. Any notice of prepayment shall be irrevocable. Notwithstanding anything herein to the contrary, no Bid Rate Advances may be prepaid without the prior consent of the Lender making such Bid Rate Advance.

        (b) Mandatory Prepayment. On or before the date of any reduction of any of the Commitments, the Borrower shall prepay applicable outstanding Advances made under the

Applicable Commitment (as determined in accordance with Section 2.10 hereof) in an amount necessary to reduce the sum of such outstanding Advances (and Reimbursement Obligations, if applicable) to an amount less than or equal to the Applicable Commitment as so reduced. To the extent that any prepayment requires that a LIBOR Advance or an Offshore Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. Furthermore, if on any Reset Date, the Dollar Equivalent of all outstanding Advances under any Loan plus all Reimbursement Obligations exceeds the Applicable Commitment as a result of a change in Dollar Equivalents ("Dollar Equivalent Excess"), the Administrative Agent shall promptly notify the Borrower thereof, and within two Business Days after receipt of such notice, the Borrower shall prepay Advances under the Applicable Commitment in an amount equal to the Dollar Equivalent Excess.

        (c) Prepayments, Generally. Allocation of prepayments among the Revolving Credit Loan and the Working Line Loan, and the various subfacilities of the Loans described in this Agreement shall be determined in accordance with the terms of Section 2.10(d) hereof. Any voluntary partial prepayment of a Base Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000. Any voluntary partial prepayment of a LIBOR Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000, and to the extent that any prepayment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. Any voluntary partial prepayment of an Offshore Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000 (or in each case, the Dollar Equivalent thereof), and to the extent that any prepayment of an Offshore Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof.

        Section 2.6 Reduction and Change of Commitments.

        (a) Voluntary Reduction. The Borrower shall have the right, upon not less than 3 Business Days' notice (provided no notice shall be required for a termination in whole of the Commitments) by an Authorized Signatory to the Administrative Agent (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Revolving Credit Commitment or the Working Line Commitment, in whole or in part. Each partial termination shall be in an aggregate amount which is at least $5,000,000 and which is an integral multiple of $100,000, and no voluntary reduction in any Commitment shall cause any LIBOR Advance or Offshore Advance to be repaid prior to the last day of its Interest Period. Notwithstanding anything herein to the contrary, in no event shall the Borrower have the right to reduce the Revolving Credit Commitment to an amount less than the aggregate outstanding Reimbursement Obligations unless such Reimbursement Obligations are cash collateralized with funds adequate to pay all interest, expenses and fees to be earned throughout the remaining term of such Reimbursement Obligations.

        (b) Reduction and Termination of the Commitments.

               (i) The Working Line Commitment shall be automatically and immediately reduced to zero (i) on the first Option Date, unless the Lenders have agreed to an Extension Option in accordance with the terms of Section 2.17 hereof, (ii) on the Conversion Date (if any) or (iii) on the Extension Final Maturity (as extended from time to time in accordance with the terms of Section 2.17 hereof).

               (ii) All of the Commitments shall be automatically and immediately reduced to zero and terminated on the Maturity Date.

        (c) General Requirements. Allocation of reductions in the Commitments among the Revolving Credit Loan and the Working Line Loan, and the various subfacilities of the Loans described in this Agreement shall be determined in accordance with the terms of Section 2.10(d) hereof. Upon any reduction of any Commitments pursuant to this Section 2.6, the Borrower shall immediately make a repayment of applicable Advances in accordance with Section 2.5 hereof. The Borrower shall reimburse each Lender for any loss or out-of-pocket expense incurred by each Lender in connection with any such payment, as set forth in
Section 2.9 hereof. The Borrower shall not have any right to rescind any termination or reduction. Once reduced, neither the Revolving Credit Commitment nor the Working Line Commitment may be increased or reinstated.

        Section 2.7 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender prior to the date of any proposed Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Advance available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Agent receives such amount from the Lender, with interest thereon if paid by such Lender, at a per annum rate equal to the Federal Funds Rate, and if paid by the Borrower, at the applicable Base Rate Basis. No Lender shall be liable for any other Lender's failure to fund an Advance hereunder.

        Section 2.8 Payment of Principal of Advances. The Borrower agrees to pay the principal amount of the Advances to the Administrative Agent for the account of the Lenders as follows:

        (a) End of Interest Period. The principal amount of each LIBOR Advance, Offshore Advance, Swingline Advance and Bid Rate Advance hereunder shall be due and payable on its Payment Date, which principal payment may be made by means of a Refinancing Advance.

        (b) Commitment Reduction. On the date of any reduction of the Commitments pursuant to Section 2.6 hereof, including the Maturity Date, the Option Date (if applicable), the Conversion Date (if any) and the Extension Final Maturity (if applicable), the aggregate amount of the Advances outstanding on such date of reduction with respect to any Loan, in excess of the Applicable Commitment (as determined in accordance with the terms of Section 2.10(d) hereof) as reduced (minus all outstanding Reimbursement Obligations, if the Applicable Commitment is the Revolving Credit Commitment) shall be due and payable, which principal payment may not be made by means of Refinancing Advances.

        (c) Option Date or Extension Final Maturity Date. The principal amount of the Working Line Advances outstanding shall be due and payable (i) on the first Option Date, unless the Borrower has elected a Conversion Option or the Borrower and the Lenders have agreed to an Extension Option in accordance with the terms of Section 2.17 hereof, or (ii) on the Extension Final Maturity (as extended from time to time in accordance with the terms of Section 2.17 hereof), unless the Borrower has elected the Conversion Option.

        (d) Maturity Date. The principal amount of all of the Advances under the Revolving Credit Loan and the Working Line Loan (unless due pursuant to subsection (c) above), the Term Loan (if any), all accrued interest and fees thereon, and all other Obligations, shall be due and payable in full on the Maturity Date.

        Section 2.9 Reimbursement. Whenever any Lender shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (a) failure by the Borrower to borrow any LIBOR Advance, Offshore Advance (or Swingline Advance or Bid Rate Advance which is at a fixed rate) after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), or (b) any prepayment for any reason of any LIBOR Advance or Offshore Advance in whole or in part (including a prepayment pursuant to Section 9.5(b) hereof), the Borrower agrees to pay to any such Lender, upon its demand, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, calculated in its usual fashion, absent manifest error, shall be binding and conclusive. Such losses shall include, without limiting the generality of the foregoing, lost profits and reasonable expenses incurred by such Lender in connection with the re-employment of funds prepaid, repaid, converted or not borrowed, converted or paid, as the case may be. Upon request of the Borrower, such Lender shall provide a certificate setting forth the amount to be paid to it by the Borrower hereunder and calculations therefor.

        Section 2.10 Manner of Payment.

        (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Paper shall be made not later than 1:00 p.m. (Dallas, Texas time or, if the Approved Offshore Currency Payment Office is not in Dallas, such time as is otherwise designated by the Administrative Agent) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's office (or the Approved Offshore Currency Payment Office, if payment is made in respect of an Offshore Advance, Offshore Bid Rate Advance or Swingline Advance in an

Approved Offshore Currency), in immediately available funds. Except as provided in Article 9 hereof, such payments shall be made in the Applicable Currency borrowed.

        (b) If any payment under this Agreement or any other Loan Paper shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

        (c) The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Papers without deduction for set-off or counterclaim or any deduction whatsoever.

        (d) Notwithstanding anything to the contrary herein or in any Loan Paper, to the extent the Borrower makes any voluntary prepayment, or voluntary reduction of the Commitments under Sections 2.5 or 2.6 hereof, or any mandatory prepayment, or mandatory reduction of any Commitments under Sections 2.5 or 2.6 hereof, or any repayment, then such reduction of Commitments, or such repayment or prepayment shall be applied as follows:

               (i) So Long as there Exists No Payment Default or Event of
        Default.

                   (A) Repayments and Prepayments. So long as there exists no
               Default under Section 8.1(b) hereof or any Event of Default, all voluntary and mandatory repayments and prepayments not resulting from a reduction in a Commitment shall be applied first to the Swingline Advances until all the outstandings under the Swingline Loan have been paid in full, then as directed by the Borrower, and, in the absence of direction by the Borrower, shall be deemed to repay and prepay, in accordance with each Lender's Applicable Specified Percentage (as applicable): (1) the Bid Rate Advances until all Bid Rate Advances have been paid in full, then (2) the Offshore Advances until all the outstanding Offshore Advances have been repaid in full, then (3) the other Revolving Credit Advances until all the outstandings under the Revolving Credit Loan have been repaid in full, then (4) (only if the date such payment is received is prior to the Conversion Date (if any)), the Working Line Loan until all the outstandings under the Working Line Loan have been repaid in full, then (5) (only if the date such payment is received is after the Conversion Date (if any)), the Working Line Loan, until all outstandings under the Working Line loan have been repaid in full, and then (6) all remaining outstanding and unpaid Obligations. The above described repayments and prepayments shall be applied among various rate tranches within each Loan set forth above as directed by the Borrower, and, in the absence of direction by the Borrower, shall be deemed to repay and prepay (within each Loan as it is repaid as set forth above) Base Rate Advances first, then LIBOR Advances, then Bid Rate Advances and finally Offshore Advances.

                   (B) Reductions of the Commitments. So long as there exists no
               Default under Section 8.1(b) hereof or any Event of Default, all voluntary and mandatory reductions in the Commitments shall be applied as directed by the Borrower, and in the absence of direction by the Borrower, shall be deemed to reduce, respectively, (1) the Revolving Credit Commitment until it has been reduced to zero, then (2) if prior to the Conversion Date (if any), the Working Line Commitment until the Working Line Commitment has been reduced to zero. Within each reduction set forth above, the Swingline Commitment and the Offshore Commitment shall be simultaneously reduced with the Revolving Credit Commitment until the Swingline Commitment and the Offshore Commitment have been reduced to zero.

               (ii) During the Existence of a Payment Default or Event of
        Default.

                   (A) Repayments and Prepayments. So long as there exists a
               Default under Section 8.1(b) hereof or any Event of Default, all mandatory and voluntary prepayments and repayments shall be applied to first to expenses of the Administrative Agent incurred in connection with the Loans, then to Advances outstanding under the Swingline Loan, and then to Advances (including all Bid Rate Advances) outstanding under each of the Revolving Credit Loan and the Working Line Loan, pro rata to each Lender, until all the Advances outstanding under each of the Revolving Credit Loan and the Working Line Loan have been repaid in full, and then to all remaining outstanding Obligations.

                   (B) Reductions in the Commitments. So long as there exists a
               Default under Section 8.1(b) hereof or any Event of Default, all mandatory and voluntary reductions in the Commitment shall be applied to the Revolving Credit Commitment and, if prior to the Conversion Date (if any), to the Working Line Commitment, pro rata.

                   (C) Pro Rata. Pro rata to each Lender means based on the
               percentage that the outstanding Advances and Reimbursement Obligations owed to such Lender hereunder bears to the aggregate Advances and Reimbursement Obligations owed to all Lenders hereunder, after the payment of the Administrative Agent's expenses incurred in connection with the Loans.

        (e) At all times prior to the Lenders making a Mandatory Revolver Advance with respect to any Swingline Advance, the Administrative Agent shall distribute all payments in respect of the Swingline Advances to the Swingline Bank. At such time, if any, that the Lenders make a Mandatory Revolver Advance which repays a Swingline Advance, the Administrative Agent shall distribute all payments in respect of the Swingline Advances to the Lenders in accordance with their respective Revolving Credit Specified Percentages.

        (f) The Administrative Agent shall not be liable to any party to this Agreement in any way whatsoever for any delay, or the consequences of any delay, other than as a result of the gross negligence or willful misconduct of the Administrative Agent, in the crediting to any account of any amount denominated in an Approved Offshore Currency.

        (g) Any Lender may request that portion of the Loans made by it be evidenced by a promissory note. In such event, the Borrower shall (at its expense) prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender, in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable. Thereafter, the portion of the Loans evidenced by such promissory note, and interest thereon, shall at all times (including after assignment pursuant to Section 11.6. hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

        Section 2.11 Lending Offices. Each Lender's initial Lending Office for Base Rate Advances and LIBOR Advances, and its Offshore Lending Office, is set forth opposite its name on Schedule 1.2 hereto. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Bank Affiliate as one of such Lender's Lending Offices, and to transfer any outstanding LIBOR Advance, Offshore Advance and other Advances to such Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 9.3 or 9.5 hereof, or otherwise for the purpose of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

        Section 2.12 Sharing of Payments. Any Lender obtaining a payment (whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of any of its Advances or Reimbursement Obligations in excess of its Applicable Specified Percentage of all payments made by the Borrower with respect to such Advances or Reimbursement Obligations shall purchase from each other Lender such participation in such Advances or Reimbursement Obligations made by such other Lender as shall be necessary to cause such purchasing Lender to share the excess payment pro rata according to their Applicable Specified Percentages with each other Lender which is not in default of its obligations hereunder with respect to such Advance or Reimbursement Obligations; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest; and provided further, that after an Event of Default, such payments will be shared pro rata among all Lenders based on the total amount of all Advances or Reimbursement Obligations outstanding. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

        Section 2.13 Calculation of LIBOR Rate, Offshore Dollar Rate and Approved Offshore Currency Rate. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit. The provisions of this Agreement relating to calculation of the Offshore Dollar Rate and Approved Offshore Currency Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of an Offshore Advance as such Lender determines in its sole discretion.

        Section 2.14 Booking Loans. Any Lender may make, carry or transfer Advances at, to or for the account of any of its branch offices or the office of any Bank Affiliate.

        Section 2.15 Taxes.

        (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10 hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its overall net income, gross receipts, and capital and franchise taxes imposed on it (including interest and penalties imposed thereon), by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

        (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").

        (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.15) paid by such Lender or the Administrative Agent (as the case may
be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence on the part of such Lender or the Administrative Agent; provided, however, that the Borrower shall have no obligation to indemnify such Lender or the Administrative Agent (i) unless notice has been given by such Lender or the Administrative Agent, as applicable, in a time sufficient to afford the Borrower, in good faith, a reasonable opportunity to contest such payment by such Lender or the Administrative Agent, provided that such opportunity to contest exists under Applicable Law, and (ii) until such Lender or the Administrative Agent shall have delivered to the Borrower a certificate setting forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender or the Administrative Agent pursuant to this Section 2.15. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

        (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Agent a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes, provided, however, that such certificate or opinion need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.15 the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

        (e) Each Lender which is not a United States Person hereby agrees that:

               (i) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.6 after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent:

               (A) if any lending office is located in the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"),

               (B) if any lending office is located outside the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001").

        in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

               (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent, in replacement for the forms previously delivered by it hereunder:

               (A) if such changed or additional lending office is located in the United States of America, two (2) accurate and complete signed originals of Form 4224; or

               (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

        in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

               (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Agent with a copy to the Administrative Agent, two (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender; and

               (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

        (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder.

        (g) Any Lender claiming any additional amounts payable pursuant to this
Section 2.15 shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

        (h) Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's lending office) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.15; provided, however, the Lenders and the Administrative Agent shall not be obligated by reason of this Section 2.15(h) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning.

        Section 2.16 Letters of Credit.

        (a) The Letter of Credit Facility. The Borrower may request the Primary Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Primary Issuing Bank shall, if so requested, issue stand-by letters of credit (each a "Primary Letter of Credit", which together with any Acquired Letters of Credit, are herein collectively referred to as the "Letters of Credit", or individually as a "Letter of Credit") for the account of the Borrower from time to time on any Business Day from the Closing Date until the Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to issuance) not to exceed at any time outstanding the lesser of (i) the Dollar Equivalent of $300,000,000 and (ii) the difference of (A) the Revolving Credit Commitment minus (B) the Dollar Equivalent of the sum of aggregate principal amount of Revolving Credit Advances then outstanding plus the outstanding principal face amount of all Acquired Letters of Credit (the "Letter of Credit Facility"). Any Letter of Credit can be issued in a face amount denominated in either Dollars or an Approved Offshore Currency. No Secondary Issuing Bank may issue any Letter of Credit except Acquired Letters of Credit issued prior to the dates of the AMFM Acquisition and the SFX Acquisition, respectively. No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) the Maturity Date or (ii) one year after the date of issuance thereof. Immediately upon the issuance of each Primary Letter of Credit, immediately upon the consummation of the SFX Acquisition, and immediately upon the consummation of the AMFM Acquisition (and the AMFM Entities and the SFX Entities becoming Subsidiaries of the Borrower), as applicable, the Primary Issuing Bank and the Secondary Issuing Banks shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Primary Issuing Bank and the Secondary Issuing Banks, in each case irrevocably and without any further action by any party, an undivided interest and participation in each such Primary Letter of Credit and/or Acquired Letter of Credit, each drawing thereunder and the obligations of the Borrower and/or its Subsidiaries under this Agreement and any Letter of Credit Agreement in respect thereof in an amount equal to the product of (i) such Lender's Revolving Credit Specified Percentage times (ii) the Dollar Equivalent of the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may (A) request the issuance of Primary Letters of Credit under this Section 2.16(a), (B) repay any Advances resulting from drawings under Letters of Credit pursuant to Section 2.16(c) hereof, (C) request that any Primary Letter of Credit or Acquired Letter of Credit be extended, renewed, amended or replaced (which such action with respect to Acquired Letters of Credit shall be taken by the Secondary Issuing Banks and shall be permitted only so long as the principal face amount of each such Acquired Letter of Credit does not increase) and (D) request the issuance of additional Primary Letters of Credit under this Section 2.16(a). During the term of this Agreement, provided that no Default or Event of Default then exists and subject to the same conditions for the issuance of a Primary Letter of Credit set forth in Section 3.2 hereof, (I) the Primary Issuing Bank may at the Borrower's option, automatically renew any expiring Primary Letters of Credit for a period of time not to exceed the earlier of (x) five (5) days prior to the Maturity Date or (y) one year after the date of renewal thereof and (II) the Secondary Issuing Banks may at the Borrower's option, automatically renew any expiring Acquired Letters of Credit for a period of time not to exceed the earlier of (x) five (5) days prior to the Maturity Date or (y) one year after the date of renewal thereof.

        (b) Request for Issuance. Each Primary Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (Dallas time) on the third Business Day prior to the date of the proposed issuance of such Primary Letter of Credit, by the Borrower to the Primary Issuing Bank, which shall give to the Administrative Agent and each Lender prompt notice thereof by telecopier. Each Primary Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower and the Primary Issuing Bank in form and substance reasonably satisfactory to the Borrower and the Primary Issuing Bank providing for the issuance of Primary Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (together with all agreements referred to in the following sentence, "Letter of Credit Agreements"), provided that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each Acquired Letter of Credit may be subject to any separate agreement between the Borrower and a Secondary Issuing Bank providing for the original issuance of, and renewals and extensions of, Acquired Letters of Credit, provided that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Primary Letter of Credit (a "Notice of Issuance") shall be by telecopier, specifying therein, the requested (A) date of such issuance (which shall be a Business Day), (B) maximum amount and currency of such Primary Letter of Credit, (C) expiration date of such Primary Letter of Credit, (D) name and address of the beneficiary of such Primary Letter of Credit, (E) form of such Primary Letter of Credit and (F) such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Primary Letter of Credit are acceptable to the Primary Issuing Bank in its reasonable discretion, the Primary Issuing Bank shall, subject to this Section 2.16(b), upon fulfillment of the applicable conditions set forth in Article 3 hereof, make such Primary Letter of Credit available to the Borrower at its office referred to in Section 11.1 or as otherwise agreed with the Borrower in connection with such issuance.

        (c) Drawing and Reimbursement. The payment by any of the Issuing Banks of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Revolver Advance in Dollars in the principal amount equal to the Dollar Equivalent of the amount of such payment, which shall bear interest at the applicable Base Rate Basis, in the amount of such draft. For purposes of the preceding sentence, each determination of Dollar Equivalent shall be made as of the date of the respective Advance proceeds of which were used to pay a draft. The making of such Revolver Advance shall be automatic and without any requirement of compliance with the conditions of Articles 2 and 3 hereof (including, without limitation, any provision of Section 2.1(a)(i) hereof limiting a Lender's obligation to make Revolving Credit Advances in excess of its Revolving Credit Specified Percentage of the Revolving Credit Commitment). In the event that a drawing under any Letter of Credit is not reimbursed by the Borrower by 11:00 a.m. (Dallas time) on the first Business Day after such drawing, such Issuing Bank shall promptly notify Administrative Agent and each other Revolving Credit Lender. Each such Revolving Credit Lender shall, on the first Business Day following such notification, make a Revolver Advance, which shall bear interest at the applicable Base Rate Basis, and shall be used to repay the applicable portion of such Issuing Bank's Revolver Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse such Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and shall make available to the Administrative Agent for the

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

account of such Issuing Bank, by deposit at the Administrative Agent's office, in same day funds, the amount of such Revolver Advance. In the event that any Lender fails to make available to the Administrative Agent for the account of such Issuing Bank the amount of such Revolver Advance, such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

        (d) Increased Costs. If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, any of the Issuing Banks or any Lender or (ii) impose on any of the Issuing Banks or any Lender any other condition regarding this Agreement or such Lender or any Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be, in the reasonable opinion of any of the Issuing Banks or any Lender, to increase the cost to any of the Issuing Banks of issuing or maintaining any Letter of Credit or to any Lender of purchasing any participation therein or making any Advance pursuant to Section 2.16(c) ("Increased Letter of Credit Costs"), then, upon demand by such Issuing Bank(s) or such Lender, the Borrower shall, subject to Section 11.9 hereof, pay to such Issuing Bank(s) or such Lender, from time to time as specified by such Issuing Bank(s) or such Lender, additional amounts that shall be sufficient to compensate such Issuing Bank(s) or such Lender for such Increased Letter of Credit Costs. Notwithstanding the foregoing, any demand for Increased Letter of Credit Costs shall not include any Letter of Credit costs with respect to any period more than 180 days prior to the date that any such Issuing Bank or any Lender gives notice to the Borrower of such Increased Letter of Credit Costs unless the effective date of the condition which results in the right to received Increased Letter of Credit Costs is retroactive (the "Increased Letter of Credit Costs Retroactive Effective Date"). If any Increased Letter of Credit Costs has an Increased Costs Letter of Credit Retroactive Effective Date and any such Issuing Bank or any Lender demands compensation within 180 days after the date setting the Increased Letter of Credit Costs Effective Date (the "Increased Letter of Credit Costs Set Date"), such Issuing Bank or such Lender, as appropriate, shall have the right to receive such Increased Letter of Credit Costs from the Increased Letter of Credit Retroactive Effective Date. If such Issuing Bank or a Lender does not demand such Increased Letter of Credit Costs within 180 days after the Increased Letter of Credit Costs Set Date, such Issuing Bank or such Lender, as appropriate, may not receive payment of Increased Letter of Credit Costs with respect to any period more than 180 days prior to such demand. A certificate as to the amount of such increased cost, submitted to the Borrower by such Issuing Bank or such Lender, shall include in reasonable detail the basis for the demand for additional compensation and shall be conclusive and binding for all purposes, absent demonstrable error. The obligations of the Borrower under this Section 2.16(d) shall survive termination of this Agreement. Any Issuing Bank or any Lender claiming any additional compensation under this Section 2.16(d) shall use reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the sole discretion of such Issuing Bank or such Lender, be otherwise disadvantageous.


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

        (e) Obligations Absolute. The obligations of the Borrower under this Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Advance pursuant to Section 2.16(c) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

               (i) any lack of validity or enforceability of this Agreement, any other Loan Paper, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c) or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

               (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

               (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent that any payment by any Issuing Bank against any such statement or other document shall be as a result of such Issuing Bank's gross negligence or willful misconduct;

               (v) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any payment made upon such Issuing Bank's gross negligence or willful misconduct;

               (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any Guaranty, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c) hereof; or

               (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor, other than the Issuing's Bank gross negligence or wilful misconduct.

        (f) Compensation for Letters of Credit.


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

               (i) Credit Fees. Subject to Section 11.9 hereof, the Borrower shall pay to the Administrative Agent for the account of each Lender a credit fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) on the average daily amount available for drawing under all outstanding Letters of Credit (computed, subject to Section 11.9 hereof, on the basis of a 365-day year for the actual number of days elapsed) at a per annum rate equal to the Applicable Margin for LIBOR Advances determined as set forth in subsection (ii) below.

               (ii) Adjustment of Credit Fee. The credit fee payable in respect of the Letters of Credit shall be subject to reduction or increase, as applicable and as set forth in the table in the definition of "Applicable Margin". Any such increase or reduction in such fee shall be effective as specified in the definition of "Applicable Margin".

               (iii) Issuance Fee. Subject to Section 11.9 hereof, the Borrower shall pay to (A) the Administrative Agent, for the sole account of the Primary Issuing Bank, an issuance fee of $500 on the date of issuance, amendment, renewal or extension of each Primary Letter of Credit and (B) the Secondary Issuing Bank taking such action, for the sole account of the Secondary Issuing Bank taking such action, a renewal fee of $500 on the date of any amendment, renewal or extension of any Acquired Letter of Credit (so long as in each case the principal amount of such Acquired Letter of Credit does not increase).

        (g) L/C Cash Collateral Account.

               (i) Upon the occurrence of an Event of Default and demand by the Administrative Agent pursuant to Section 8.2(c) hereof, other than an Event of Default pursuant to Section 8.1(f) or 8.1(g) hereof upon which event the referenced sums will become immediately due and payable without further action by the Administrative Agent, the Borrower will promptly pay to the Administrative Agent in immediately available funds an amount equal to 100% of the Dollar Equivalent of the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Agent shall be deposited by the Administrative Agent in a deposit account maintained by the Primary Issuing Bank (the "L/C Cash Collateral Account").

               (ii) As security for the payment of all Reimbursement Obligations and for any other Obligations, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Agent and Administrative Agent accepts (for the benefit of the Issuing Banks and Lenders), and creates in the Administrative Agent's favor (for the benefit of the Issuing Banks and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent and the Borrower shall have no right to withdraw or to cause the Administrative Agent to withdraw any funds deposited in the L/C Cash Collateral Account except as otherwise provided in Section 2.16(g)(iii) below. At any time

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

        and from time to time, upon the Administrative Agent's request, the Borrower promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Agent's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii) and Liens arising by operation of Law and not by contract which secure amounts not yet due and payable.

               (iii) The Administrative Agent shall (A) apply any funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable if and to the extent that the Borrower shall fail directly to pay such Reimbursement Obligations, (B) after the Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account first to pay any unpaid Obligations then outstanding hereunder and then to refund any remaining amount to the Borrower, and (C) provided no Default or Event of Default shall be in existence, return any funds in the L/C Cash Collateral Account to the Borrower.

               (iv) The Borrower, no more than once in any calendar month, may direct the Administrative Agent to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and (B) one or more other types of investments permitted by the Facility Determining Lenders, in each case with such maturities as the Borrower, with the consent of the Facility Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. In the absence of any such direction from the Borrower, the Administrative Agent shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with the consent of the Facility Determining Lenders with such maturities as the Borrower, with the consent of the Facility Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. All such investments shall be made in the Administrative Agent's name for the account of the Lenders. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Administrative Agent and the Lenders harmless from any and all such losses and taxes. Administrative Agent may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations (or on account of any other Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Administrative Agent) as a result of such application.


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

               (v) The Borrower shall pay to the Administrative Agent the fees customarily charged by the Primary Issuing Bank with respect to the maintenance of accounts similar to the L/C Cash Collateral Account in an amount not to exceed $1,000 in aggregate per calendar year.

        (h) Acquired Letters of Credit. The Borrower, the Administrative Agent, the Syndication Agent and each Lender specifically acknowledge and agree that, immediately upon consummation of the AMFM Acquisition and/or the SFX Acquisition, each applicable Acquired Letter of Credit shall become part of, and subject to, this Agreement and the Loan Papers, and each of the Secondary Issuing Banks shall be entitled to the rights, benefits and protections set forth herein and in the Loan Papers, all without any further action by the Borrower, the Administrative Agent, any Lender or any Issuing Bank. Notwithstanding any document or agreement to the contrary, the Borrower specifically agrees and assumes all liability related to each of the Acquired Letters of Credit, regardless of the original obligor with respect to each such Acquired Letter of Credit. Each Lender agrees, notwithstanding any document or agreement to the contrary, that each such Acquired Letter of Credit shall be subject to the terms and conditions of this Agreement, and each Issuing Bank shall be entitled to the rights and benefits available under this Agreement and the Loan Papers. Each Secondary Issuing Bank agrees to provide the Administrative Agent with a monthly certificate setting forth in detail all activity related to each Acquired Letter of Credit issued by such Secondary Issuing Bank, in form reasonably agreed to by the Administrative Agent and each Secondary Issuing Bank, such certificate to be delivered to the Administrative Agent within 10 Business Days after the beginning of each month during the term of this Agreement so long as any Acquired Letter of Credit is outstanding.

        Section 2.17. Extension Option and Conversion Option Relating to the Working Line Loan.

               (a) Extension Option. On each Option Date (so long as the Borrower has not elected the Conversion Option), the Borrower, with the prior written consent of the Facility Determining Lenders and so long as there exists no Default, may elect to extend the maturity of the Working Line Loan for an additional 364 day period until the Extension Final Maturity. Such election must be made no sooner than 60 days prior to the applicable Option Date and no later than 30 days (or such lesser period as agreed to by the Administrative Agent and the Lenders agreeing to extend) prior to the applicable Option Date by written notice in accordance with the terms of Section 11.1 hereof to each Lender selected by the Borrower and the Administrative Agent, of its request to extend the final maturity of the Working Line Loan. Each Working Line Lender shall, no later 10 Business Days after receipt of such notice (or such lesser time period agreed to by the Borrower and the Administrative Agent); provided that in no case shall such response occur more than 45 calendar days prior to the applicable Option Date, give written notice to the Borrower and the Administrative Agent of its approval or disapproval of such extension. Any Lender failing to give such notice shall be deemed to have rejected such extension; and, upon the Option Date, its Working Line Specified Percentage shall be zero and such Lender shall not be participating in the Working Line Loan thereafter. Notwithstanding anything herein to

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

        the contrary, no Lender shall be obligated to consent to such extension. If the Borrower fails to receive the consent of Working Line Lenders having Working Line Specified Percentages totaling 100%, then, if Facility Determining Lenders have consented to such extension (i) only those consenting Working Line Lenders will have Working Line Specified Percentages in excess of zero, (ii) the Working Line Commitment shall be reduced by a dollar amount equal to the product of the non-consenting Lenders' Working Line Specified Percentages times the Working Line Commitment in effect on the day before the Option Date or the Borrower and the Administrative Agent may agree to add new lenders or consenting Lenders acceptable to the Administrative Agent to purchase from each non-extending Lender its rights, duties and obligations under this Agreement and the Loan Papers in accordance with Section 11.6 hereof,
        (iii) the Administrative Agent will notify each (A) Working Line Lender of its reallocated Working Line Specified Percentage and the new Working Line Commitment and (B) each Lender of the reallocated Total Specified Percentages (if any), (iv) the Borrower will pay all costs incurred as a result of any such reallocation of Working Line Specified Percentages in accordance with the terms of Section 2.9 hereof, (v) the Borrower shall repay in full all portions of the Obligations representing such non-consenting Lenders' Working Line Specified Percentages of all outstanding Working Line Advances to such nonconsenting Lenders, (vi) the Borrower shall, at the request of each Working Line Lender or new Working Line Lender in accordance with the terms of Section 2.10(g) hereof, execute and deliver new promissory notes to each extending Working Line Lender or new Working Line Lender in the form required by the Administrative Agent and (vii) subject to satisfaction of each of the foregoing requirements, the Working Line Loan final maturity shall be automatically extended on the Option Date to the Extension Final Maturity. If the Borrower receives the consent of Working Line Lenders having Working Line Specified Percentages totaling 100%, then the Working Line Loan final maturity shall be automatically extended on the Option Date to the Extension Final Maturity, and each Working Line Lender will retain its Working Line Specified Percentage and the Working Line Commitment shall remain the same.

               (b) Conversion Option. On the Option Date, or, if the Borrower and the Lenders have agreed to extend the Working Line Loan until the Extension Final Maturity, then on the Extension Final Maturity, the Borrower, so long as there exists no Default or Event of Default on such date of conversion, shall have the option (which shall not require the consent of any Lender) to convert the Working Line Loan to a term loan (the "Term Loan"). Such election must be made no sooner than 60 days prior to the Option Date or Extension Final Maturity, as applicable, and no later than 30 days prior to the Option Date or Extension Final Maturity, as applicable, (or such shorter period as agreed to by the Administrative Agent), by written notice in accordance with the terms of
        Section 11.01 hereof to the Administrative Agent of the election of such conversion. Prior to the Conversion Date, to the extent requested by each Working Line Lender in accordance with the terms of Section 2.10(g) hereof, the Borrower shall execute and deliver new promissory notes to each Working Line Lender in the form required by the Administrative Agent. Upon such notice (and receipt by the Working Line Lenders of the new promissory notes (if any)), the Working Line Loan

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

        shall automatically convert to a Term Loan on the Option Date or the Extension Final Maturity, as applicable.

        Section 2.18. Uncommitted Increase of the Revolving Credit Commitment. At any time, and subject to the terms set forth below, from time to time, upon request by the Borrower to Administrative Agent and any other existing Lender selected by the Borrower and the Administrative Agent, the Revolving Credit Commitment shall increase by up to $2,000,000,000 (to a maximum of $3,500,000,000) in the manner set forth in (a) below, so long as the conditions set forth in (b) and (c) below have been satisfied:

               (a) (i) Each increase in the Revolving Credit Commitment may be effected by the Administrative Agent and the Lenders and other lenders agreeing to participate in such increase (the "Participating Lenders"), provided that, the Borrower shall not be entitled to increase the Revolving Credit Commitment more than two times during the term of this Agreement,

                   (ii) Each potential Participating Lender specified by the
               Borrower shall have received not less than ten Business Days' prior written notice from the Borrower requesting such increase in the Revolving Credit Commitment. Each Participating Lender shall commit to an amount not less than $5,000,000 but shall accept any allocation amount designated by the Borrower and the Administrative Agent that is equal to or less than its proposed portion of the increase in the Revolving Credit Commitment,

                   (iii) The Administrative Agent shall have received from the
               Borrower (A) a certificate from the Borrower certifying to the Administrative Agent and the Participating Lenders that (1) no other approvals or consents from any Person are required by any such Person except to the extent they have been received, and (2) the matters set forth in Section 2.18(b) are true and correct both before and after giving effect to any proposed increase in the Revolving Credit Commitment and (B) financial projections in form and substance reasonably acceptable to the Participating Lenders and demonstrating compliance with Sections 7.1, 7.3, 7.6, 7.9, and 7.10 hereof throughout the term of this Agreement,

                   (iv) Each Participating Lender (including any new Lenders
               party hereto) shall have received (if they request) a promissory note reflecting such Participating Lender's new Commitment amount, and the Borrower and each existing (regardless of whether such existing Lender is participating in any increase) and new Participating Lender agree to execute any and all such documents reasonably deemed necessary by the Administrative Agent in order to effectuate this Section 2.18,

                   (v) On or prior to the date of increase, each new lender
               being added as a Lender shall deliver to the Borrower and the Administrative Agent documentation evidencing such new Lender's acceptance of this Agreement and all the other Loan

               Papers in form and substance reasonably acceptable to the Administrative Agent and the Borrower (and making such Lender a party to this Agreement and the other Loan Papers), and

                   (vi) On or after the date of increase, the Administrative
               Agent shall deliver to each Lender notice of the new Revolving Credit Specified Percentages and new Total Specified Percentages (if any), in each case adjusted to give effect to the increase in the Revolving Credit Commitment.


        (b) Each increase of the Revolving Credit Commitment shall be subject to the following conditions:

                   (i) On any date of proposed increase of the Revolving Credit
               Commitment, the representations and warranties contained in
               Article 4 hereof shall be true and correct at such time in all material respects, both before and after giving effect to the increase of the Revolving Credit Commitment, except those representations and warranties that specifically speak as of a particular date,

                   (ii) No event shall have occurred that has had, or would
               reasonably be expected to cause, a Material Adverse Effect,

                   (iii) There shall not exist a Default or an Event of Default hereunder and none shall exist as a result of (A) any such increase in the Revolving Credit Commitment or (B) the making of any Advance under such increase on the effective date of such increase, and

                   (iv) Promptly upon notice thereof, provided that such notice is delivered to the Borrower within 180 days of the incurrence thereof, payment by the Borrower of any consequential losses (breakage) that are incurred by any Lender in connection with any such increase in the Revolving Credit Commitment and the necessary reallocation among the existing Lenders and/or new creditors.

        (c) Notwithstanding anything herein or in any other Loan Paper to the contrary,

                   (i) the Borrower is not obligated to request participation from, or allocate to, any existing Lender any portion of the proposed increase of the Revolving Credit Commitment. Each existing Lender agrees and acknowledges that new lenders may be allocated all or any portion of the proposed increase upon the determination of the Borrower and the Administrative Agent,

                   (ii) lenders participating in any increase to the Revolving
               Credit Commitment will become "Lenders" and be entitled to the same rights as each existing Lender, including without limitation, comparable terms regarding pro rata prepayment, repayment and commitment reduction, and the benefit of the other Loan Papers,

                   (iii) No Lender shall be obligated to increase the dollar
               amount of its Specified Percentage of the Revolving Credit Commitment without its written consent in its sole discretion, and

                   (iv) All increases effected in accordance with the terms of this Section 2.18 in the aggregate shall not exceed
               $2,000,000,000.

                                    ARTICLE 3

                              Conditions Precedent

        Section 3.1 Conditions Precedent to Closing and the Initial Advance and the Letters of Credit. The obligation of each Lender to sign this Agreement and to make the initial Advance and the obligation of the Primary Issuing Bank to issue the initial Letter of Credit (and the Acquired Letters of Credit to become subject to this Agreement) is subject to receipt by the Administrative Agent of each of the following, in form and substance satisfactory to the Administrative Agent, with a copy (except for any promissory notes) for each Lender:

        (a) a loan certificate of the Borrower certifying as to the accuracy of its representations and warranties in the Loan Papers, certifying that no Default or Material Adverse Effect, except as listed in Schedule 4.1(k) hereto, has occurred since the last financial statements delivered to the Lenders prior to the Closing Date with respect to the Borrower and its Subsidiaries on a consolidated basis, certifying the Borrower is in compliance with all covenants in the Agreement, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the Articles of Incorporation of the Borrower, certified to be true, complete and correct by the secretary of state of its state of incorporation, (ii) a copy of the By-Laws of the Borrower, as in effect on the Closing Date, (iii) a copy of the resolutions of the Borrower authorizing it to execute, deliver and perform this Agreement and the other Loan Papers to which it is a party, as applicable and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation and each state in which it is or should be qualified to do business;

        (b) a loan certificate of the Borrower certifying as to (and including)
(i) a copy of the Articles of Incorporation or other organizational documents of each Material Subsidiary, certified to be true, complete and correct by the secretary of state of its state of incorporation or organization (if applicable), (ii) a copy of the By-Laws or other administrative and organizational documentation of each Material Subsidiary as in effect on the Closing Date, (iii) a copy of the resolutions of each Material Subsidiary authorizing it to execute, deliver and perform the Loan Papers to which it is a party, as applicable and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation or organization (if applicable); provided, that with respect to More Group PLC and Dauphin OTA, such deliveries shall be required within 4 weeks after the Closing Date;


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

        (c) executed copies for each Lender of this Agreement and each other Loan Paper executed by the appropriate Person, in each case above delivered to the Administrative Agent on behalf of such Lenders;

        (d) an opinion of counsel and of FCC counsel to the Borrower and its Restricted Subsidiaries addressed to the Lenders and in form and substance satisfactory to Special Counsel and the Lenders, dated the Closing Date;

        (e) payment of all fees then due under all Fee Letters, and reimbursement for Administrative Agent for Special Counsel's reasonable fees and expenses rendered through the date hereof;

        (f) evidence that all corporate or organizational proceedings of the Borrower and its Restricted Subsidiaries taken in connection with the transactions contemplated by this Agreement and the other Loan Papers shall be reasonably satisfactory in form and substance to the Lenders and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which the Administrative Agent, Special Counsel or any Lender may reasonably request in connection with such transactions;

        (g) copies of the following consolidated and consolidating financial statements for the Borrower and its Subsidiaries, as of and for the year ended December 31, 1999 (audited) and the fiscal quarter ending March 31, 2000: (i) consolidated and consolidating balance sheets as of the end of such period, and
(ii) consolidated and consolidating statements of income and changes in cash for such period; which financial statements shall set forth in comparative form figures for the corresponding periods in the previous fiscal year, all in reasonable detail and certified by an Authorized Signatory to the best of his knowledge to be complete and correct and prepared in accordance with GAAP (other than footnotes thereto), with the quarter ended March 31, 2000 financials subject to year-end adjustment;

        (h) in form and substance satisfactory to the Lenders and Special Counsel, such other documents, instruments and certificates as the Administrative Agent or any Lender may reasonably require in connection with the transactions contemplated hereby, including without limitation the status, organization or authority of the Borrower or any Restricted Subsidiary, and the enforceability of and security for the Obligation;

        (i) repayment in full and termination of that certain $1,000,000,000 364-day credit facility evidenced by that certain Credit Agreement, among the Borrower, certain lenders, Bank of America, N.A. as administrative agent, BankBoston, N.A. as documentation agent, Bank of Montreal, as co-syndication agent and The Chase Manhattan Bank, as co-syndication agent, dated as of August 11, 1999, as amended;

        (j) there shall be no Default or Event of Default under any of the Loan Papers (except as waived or cured hereby), both before and after giving effect to the initial Advance under this Agreement;

        (k) there shall not have occurred a material adverse change since December 31, 1999 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; and

        (l) the AMFM Acquisition shall have been consummated (or are concurrently being consummated) substantially in accordance with the terms of the AMFM Acquisition Documentation (or on other terms reasonably acceptable to the Administrative Agent and the Syndication Agent), and all bank or institutional lending facilities to all AMFM Entities shall have been repaid in full and terminated (or is concurrently being repaid in full and terminated), excluding repayment of the indebtedness described in Schedule 7.1 attached hereto, under the heading "Existing Indebtedness."

        Section 3.2 Conditions Precedent to All Advances and Letters of Credit. The obligation of each Lender to make each Advance (including the initial Advance but excluding all Mandatory Revolver Advances) and the obligation of the Primary Issuing Bank to issue each Primary Letter of Credit (including the initial Letter of Credit) hereunder is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance:

        (a) With respect to Advances (other than Refinancing Advances) and each issuance of a Letter of Credit, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance or issuance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance or issuance;

        (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance or issuance, is received by the Administrative Agent from the Borrower prior to the making of such Advance or issuance;

        (c) There shall not exist a Default hereunder, with respect to Advances (other than Refinancing Advances) and with respect to issuance of each Letter of Credit, or an Event of Default, with respect to any Refinancing Advance, and, with respect to each Advance (other than a Refinancing Advance) and with respect to issuance of each Letter of Credit, the Administrative Agent shall have received written or telephonic certification thereof by an Authorized Signatory (which certification, if telephonic, shall be followed promptly by written certification);

        (d) The aggregate Advances and amount available for draws under Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding under the Revolving Credit Loan;

        (e) The Administrative Agent shall have received all such other certificates, reports, statements or other documents as the Administrative Agent or any Lender may reasonably request; and

        (f) there shall be no Default or Event of Default under any of the Loan Papers both before and after giving effect to any Advance.

        Each request by the Borrower to the Administrative Agent or the Primary Issuing Bank, as appropriate, for an Advance or the issuance of a Primary Letter of Credit shall constitute a representation and warranty by the Borrower as of the date of the making of such Advance or the issuance of such Letter of Credit that all the conditions contained in this Section 3.2 have been satisfied.

                                    ARTICLE 4

                         Representations and Warranties

        Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to each Lender as follows:

        (a) Organization; Power; Qualification. As of the Closing Date, (i) the respective jurisdictions of incorporation or organization, as applicable, and percentage ownership by the Borrower or another Subsidiary of the Subsidiaries listed on Schedule 4.1(a) hereto are true and correct and (ii) all Subsidiaries other than Radio Data Group, Inc., are Restricted Subsidiaries except as otherwise allowed pursuant to Section 5.12 hereof. Each of the Borrower and its Restricted Subsidiaries is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of its state of organization. Each of the Borrower and its Restricted Subsidiaries has the corporate or organizational power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Borrower and its Restricted Subsidiaries is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

        (b) Authorization. The Borrower has corporate power and has taken all necessary corporate action to authorize it to borrow hereunder. Each of the Borrower and its Restricted Subsidiaries has corporate or organizational power and authority and has taken all necessary corporate or organizational action, as the case may be, to execute, deliver and perform the Loan Papers to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Paper has been duly executed and delivered by the Borrower or the Restricted Subsidiary executing it. Each of the Loan Papers to which the Borrower and its Restricted Subsidiaries are party is a legal, valid and binding respective obligation of the Borrower or the Restricted Subsidiary, as applicable, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and

(ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any Restricted Subsidiary).

        (c) Compliance with Other Loan Papers and Contemplated Transactions. The execution, delivery and performance by the Borrower and its Restricted Subsidiaries of the other Loan Papers to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of the Borrower or any Restricted Subsidiary, or under any Necessary Authorization, indenture, agreement or other instrument, to which the Borrower or any Restricted Subsidiary is a party or by which they or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Restricted Subsidiary, except Permitted Liens.

        (d) Business. The Borrower and its Restricted Subsidiaries are engaged solely in the communications and media broadcasting business, entertainment, internet and activities related thereto (including, without limitation, radio and television broadcasting, print, productions, billboards, power transmission rentals and sales and real property rentals and sales, but only to the extent that such real property rentals and sales arise from the lease or sale of properties previously used by the Borrower or its Restricted Subsidiaries in the communications and media broadcasting business).

        (e) Licenses, etc. On the Closing Date, all Necessary Authorizations have been duly authorized and obtained, and are in full force and effect, and the Borrower and its Restricted Subsidiaries are in compliance in all material respects with all provisions thereof. On the Closing Date, no Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge or revocation. After the Closing Date, all Necessary Authorizations have been duly authorized and obtained, and are in full force and effect, and the Borrower and its Restricted Subsidiaries are in compliance with all provisions of such Necessary Authorizations, unless any such failure could not reasonably be expected to have a Material Adverse Effect. After the Closing Date, no Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge or revocation, unless such action could not reasonably be expected to have a Material Adverse Effect.

        (f) Compliance with Law. The Borrower and its Restricted Subsidiaries are in compliance with all Applicable Laws, the violation of which could reasonably be expected to have a Material Adverse Effect. On the Closing Date, the Borrower and its Restricted Subsidiaries have duly filed all reports, statements and filings that are required to be filed by any of them under the Communications Act, and are in compliance in all material respects therewith, including without limitation the rules and regulations of the FCC relating to the operation of television and radio stations. After the Closing Date, the Borrower and its Restricted Subsidiaries have duly and timely filed all reports, statements and filings that are required to be filed by any of them under the Communications Act, and are in compliance therewith, including without limitation the rules and regulations of the FCC relating to the operation of television and radio stations, except to the extent that any failure to file or failure to comply could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, the Borrower and its Restricted Subsidiaries have obtained all appropriate approvals and consents of, and have made all filings with, the FCC in connection with the acquisition and ownership of each of their television and radio stations, and no Person has filed or submitted any document or instrument to the FCC challenging or contesting the FCC order approving any assignment of a FCC license to the Borrower or any of its Restricted Subsidiaries other than with respect to the Auburn, New York station. After the Closing Date, the Borrower and its Restricted Subsidiaries have obtained all appropriate approvals and consents of, and have made all filings with, the FCC in connection with the acquisition and ownership of each of their television and radio stations, and no Person has filed or submitted any document or instrument to the FCC challenging or contesting the FCC order approving any assignment of a FCC license to the Borrower or any of its Restricted Subsidiaries, except to the extent that any such action could not reasonably be expected to have a Material Adverse Effect.

        (g) Title to Properties. On the Closing Date, the Borrower and its Restricted Subsidiaries have good and indefeasible title to, or a valid leasehold interest in, all of their material assets, and none of their assets are subject to any Liens, except Permitted Liens. After the Closing Date, the Borrower and its Restricted Subsidiaries have good and indefeasible title to, or a valid leasehold interest in, all of their material assets, and none of their assets are subject to any Liens, except Permitted Liens, except to the extent that any such circumstance could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, no financing statement or other Lien filing (except relating to Permitted Liens and Liens securing Debt for Borrowed Money being repaid in full on the Closing Date) is on file in any state or jurisdiction that names the Borrower or any of its Restricted Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Restricted Subsidiaries. After the Closing Date, no financing statement or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Borrower or any of its Restricted Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Restricted Subsidiaries, except to the extent that any such filing could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Restricted Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing.

        (h) Litigation. Except as reflected on Schedule 4.1(h) hereto, there is no action, suit, investigation or proceeding pending against, or, to the best of the Borrower's knowledge, threatened against the Borrower or any of its Restricted Subsidiaries, or in any other manner relating directly and materially adversely to the Borrower, any of its Restricted Subsidiaries, or any of their material properties, including, but not limited to any litigation with respect to these Loan Papers, in any court or before any arbitrator of any kind or before or by any governmental body the result of which could reasonably be expected to require the payment of money by the Borrower or any Restricted Subsidiary in an amount of $5,000,000 or more in any one such action, suit or proceeding or $25,000,000 or more in the aggregate for all such actions, suits or proceedings.

        (i) Taxes. All federal, state and other tax returns of the Borrower and its Restricted Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes,


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

assessments and other governmental charges or levies upon the Borrower, its Restricted Subsidiaries or any of their properties, income, profits and assets, which are due and payable, have been paid prior to delinquency, unless the same are being diligently contested in good faith by appropriate proceedings, with adequate reserves established therefor, and no Lien (other than a Permitted
Lien) has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower and its Restricted Subsidiaries in respect of their taxes are, in the judgment of the Borrower, adequate.

        (j) Financial Statements; Material Liabilities. The Borrower has furnished or caused to be furnished to the Lenders copies of its December 31, 1999, financial statements, which are prepared in good faith and complete in all material respects and present fairly in accordance with GAAP the financial position of the Borrower and its Restricted Subsidiaries as at such dates and the results of operations for the periods then ended, subject to normal year-end adjustments. On the Closing Date, the Borrower and its Restricted Subsidiaries have no material liabilities, contingent or otherwise, nor material losses, except as disclosed in writing to the Lenders prior to the Closing Date. After the Closing Date, the Borrower and its Restricted Subsidiaries have no material liabilities, contingent or otherwise, nor material losses, except to the extent that such material liabilities or material losses could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Restricted Subsidiaries are Solvent.

        (k) No Adverse Change. Since December 31, 1999, no event or circumstances has occurred or arisen that could reasonably be expected to have a Material Adverse Effect except as listed on Schedule 4.1(k) hereto.

        (l) ERISA. None of the Borrower or its Controlled Group maintains or contributes to any Plan other than those disclosed to the Administrative Agent in writing from time to time. On the Closing Date, each such Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Federal or state law, rule or regulation. After the Closing Date, each such Plan is in compliance with the applicable provisions of ERISA, the Code, and any other applicable Federal or state law, rule or regulation, except to the extent any such noncompliance could not reasonably be expected to have a Material Adverse Effect. With respect to each Plan of the Borrower and each member of its Controlled Group (other than a Multiemployer
Plan), all reports required under ERISA or any other Applicable Law to be filed with any governmental authority, the failure of which to file could reasonably result in liability of the Borrower or any member of its Controlled Group in excess of $100,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. On the Closing Date, no such Plan of the Borrower or any member of its Controlled Group has been terminated nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the

Internal Revenue Service been received or requested. After the Closing Date, no such Plan of the Borrower or any member of its Controlled Group has been terminated nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under
Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested, except to the extent it could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, none of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required by Section 412 of the Code or Section 302 of ERISA or the terms of any such Plan prior to the due date under Section 412 of the Code and Section 302 of ERISA. After the Closing Date, none of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required by Section 412 of the Code or Section 302 of ERISA or the terms of any such Plan prior to the due date under Section 412 of the Code and Section 302 of ERISA, except to the extent it could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, there has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C), 4068(f), 4063(a) or 4043(b) of ERISA with respect to any Plan or trust of the Borrower or any member of its Controlled Group since the effective date of ERISA. After the Closing Date, there has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C), 4068(f), 4063(a) or 4043(b) of ERISA with respect to any Plan or trust of the Borrower or any member of its Controlled Group since the effective date of ERISA, except to the extent that any such event could not reasonably be expected to have a Material Adverse Effect. The value of the assets of each Plan (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group equaled or exceeded the present value of the benefit liabilities, as defined in Title IV of ERISA, of each such Plan as of the most recent valuation date using Plan actuarial assumptions at such date. On the Closing Date, there are no pending or, to the best of the Borrower's knowledge, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, (i) the assets of any Plan or trust or against any fiduciary of a Plan with respect to the operation of such Plan, or (ii) the assets of any employee welfare benefit plan within the meaning of Section 3(1) or ERISA, or against any fiduciary thereof with respect to the operation of any such plan. After the Closing Date, there are no pending or, to the best of the Borrower's knowledge, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, (i) the assets of any Plan or trust or against any fiduciary of a Plan with respect to the operation of such Plan, or
(ii) the assets of any employee welfare benefit plan within the meaning of
Section 3(1) or ERISA, or against any fiduciary thereof with respect to the operation of any such plan, except to the extent such claim, lawsuit or action could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, none of the Borrower or any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan, and none of the Borrower or any member of its Controlled Group has withdrawn from any Multiemployer Plan, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA. After the Closing Date, none of the Borrower or any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan, and none of the Borrower or any member of its Controlled Group has withdrawn from any Multiemployer Plan, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA, except to the extent it could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, none of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA Section 4069 and none of the Borrower or any member of its Controlled Group maintains or has established any welfare benefit plan within the meaning of Section 3(1) of ERISA which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, and at the expense of the participant or the beneficiary of the participant, or retiree medical liabilities. After the Closing Date, none of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA Section 4069 and none of the Borrower or any member of its Controlled Group maintains or has established any welfare benefit plan within the meaning of Section 3(1) of ERISA which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment except as may be required by the COBRA and the regulations thereunder, and at the expense of the participant or the beneficiary of the participant, or retiree medical liabilities, except to the extent it could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, each of the Borrower and its Controlled Group which maintains a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied in all material respects with any applicable notice and continuation requirements of COBRA and the regulations thereunder. After the Closing Date, each of the Borrower and its Controlled Group which maintains a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied with any applicable notice and continuation requirements of COBRA and the regulations thereunder, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

        (m) Compliance with Regulations T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System, and no part of the proceeds of the Loans or the Letters of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. No assets of the Borrower and its Restricted Subsidiaries are margin stock. None of the Borrower and its Restricted Subsidiaries, nor any agent acting on their behalf, have taken or will knowingly take any action which might cause this

Agreement or any Loan Papers to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

        (n) Absence of Default. The Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of their articles of incorporation and by-laws, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a default by the Borrower or any of its Restricted Subsidiaries under any material indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Restricted Subsidiaries is a party or by which they or any of their material properties is bound.

        (o) Investment Company Act. The Borrower is not required to register under the provisions of the Investment Company Act of 1940, as amended. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such act.

        (p) Environmental Matters. On the Closing Date, neither the Borrower nor any Subsidiary has any actual knowledge or reason to believe that any substance deemed hazardous by any Applicable Environmental Law, has been installed on any real property now owned by the Borrower or any of its Subsidiaries. After the Closing Date, neither the Borrower nor any Subsidiary has any actual knowledge or reason to believe that any substance deemed hazardous by any Applicable Environmental Law, has been installed on any real property now owned by the Borrower or any of its Subsidiaries, except to the extent the existence of such substances could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, the Borrower and its Subsidiaries are not in violation of or subject to any existing, pending or, to the best of the Borrower's knowledge, threatened investigation or inquiry by any governmental authority or to any material remedial obligations under any Applicable Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to any real property of the Borrower and its Subsidiaries. After the Closing Date, the Borrower and its Subsidiaries are not in violation of or subject to any existing, pending or, to the best of the Borrower's knowledge, threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to any real property of the Borrower and its Subsidiaries, except to the extent that such violation, investigation or inquiry could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, the Borrower and its Subsidiaries undertook, at the time of acquisition of any real property, reasonable inquiry into the previous ownership and uses of such real property consistent with good commercial or customary practice, and the

Borrower and its Subsidiaries have taken all reasonable steps to determine, and the Borrower and its Subsidiaries have no actual knowledge or reason to believe, after reasonable investigation, that any hazardous substances or solid wastes have been disposed of or otherwise released on or to the real property of the Borrower or any of its Subsidiaries in any manner or quantities which would be deemed a violation of the Applicable Environmental Laws. After the Closing Date, the Borrower and its Subsidiaries undertook, at the time of acquisition of any real property, reasonable inquiry into the previous ownership and uses of such real property consistent with good commercial or customary practice, and the Borrower and its Subsidiaries have taken all reasonable steps to determine, and the Borrower and its Subsidiaries have no actual knowledge or reason to believe, after reasonable investigation, that any hazardous substances or solid wastes have been disposed of or otherwise released on or to the real property of the Borrower or any of its Subsidiaries in any manner or quantities which would be deemed a violation of the Applicable Environmental Laws, except to the extent such hazardous substances or solid wastes could not reasonably be expected to have a Material Adverse Effect.

        (q) Valid Issuance of Securities. All Capital Stock of the Borrower and its Subsidiaries has been duly authorized and validly issued, and is fully paid and nonassessable. The Capital Stock of the Borrower and its Subsidiaries, when issued or sold, was either (i) registered or qualified under applicable federal or state securities laws, or (ii) exempt therefrom.

        (r) Certain Fees. No broker's, finder's or other fee or commission will be payable by the Borrower (other than to the Lenders hereunder) with respect to the making of any of the Commitments or the Loans hereunder or the issuance of any Letters of Credit. The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions.

        (s) Compliance. No event has occurred which permits (or with the passage of time would permit) the revocation or termination of any license, consents, permits and authorizations, or which could result in the imposition of any restriction thereon, in each case except any that could not reasonably be expected to have a Material Adverse Effect.

        (t) Patents, Etc. The Borrower and its Restricted Subsidiaries have obtained all patents, trademarks, service-marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their business as presently conducted and as proposed to be conducted, the loss of which could reasonably be expected to have a Material Adverse Effect. Nothing has come to the attention of the Borrower or any of its Restricted Subsidiaries to the effect that (i) any process, method, part or other material presently contemplated to be employed by the Borrower or any Restricted Subsidiary may infringe any patent, trademark, service-mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any Restricted Subsidiary contesting its right to sell or use any such process, method, part or other material, except such circumstances that could not reasonably be expected to have a Material Adverse Effect.



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

        (u) Disclosure. Neither this Agreement nor any other document, certificate or statement which has been furnished to any Lender by or on behalf of the Borrower or any Restricted Subsidiary in connection herewith contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement contained herein and therein not misleading at the time it was furnished. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to materially adversely affect the assets or business of the Borrower and its Restricted Subsidiaries, or in the future could reasonably be expected (so far as the Borrower can now foresee) to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower prior to the date hereof in connection with the transaction contemplated hereby.

        (v) Year 2000 Compliance. The Year 2000 Problem has not had, and the Borrower reasonably believes that the Year 2000 Problem will not have, a Material Adverse Effect.

        (w) Qualified Commercial Loan Representations.

                (i) The Borrower has been advised by the Administrative Agent and the Lenders to seek the advice of an attorney and accountant of the Borrower's choice in connection with this Agreement and the Loan Papers.

                (ii) The Borrower has had the opportunity to seek the advice of an attorney and an accountant of the Borrower's choice in connection with this Agreement and the Loan Papers.

                (iii) This Agreement and the Loan Papers have not been nor will be made for the purpose of financing a business licensed by the Motor Vehicle Board of the Texas Department of Transportation under Section 4.01(a), Texas Motor Vehicle Commission Code (Article 4413(36), Texas Civil Statutes).

                (iv) This Agreement and the Loan Papers evidence a "qualified commercial loan" as that term is defined in Section 306.001 of the Texas Finance Code, as amended.

        Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Papers shall be deemed to be made at and as of the Closing Date and at and as of the date of each Loan and each Letter of Credit (except with respect to Refinancing Advances and Mandatory Revolver Advances), and each shall be true and correct when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) applicable to a specific date or otherwise subsequently inapplicable, or (c) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance under this Agreement.


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

                                    ARTICLE 5

                                General Covenants

        So long as any of the Obligations are outstanding and unpaid or any of the Commitments is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

        Section 5.1 Preservation of Existence and Similar Matters. Except as provided in Section 7.5, the Borrower shall, and shall cause each Restricted Subsidiary to:

        (a) preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from federal, state and local governmental bodies and any tribunal (regulatory or otherwise), the loss of which could have a Material Adverse Effect; and

        (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not have a Material Adverse Effect.

        Section 5.2 Business; Compliance with Applicable Law. The Borrower and its Restricted Subsidiaries shall (a) engage substantially in the media and communication related business and activities related thereto and the entertainment and internet businesses and activities related thereto, and (b) comply in all material respects with the requirements of all Applicable Law, the failure of which could reasonably be expected to have a Material Adverse Effect.

        Section 5.3 Maintenance of Properties. The Borrower shall, and shall cause each Restricted Subsidiary to, maintain or cause to be maintained all its properties (whether owned or held under lease) in reasonably good repair, working order and condition, taken as a whole, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

        Section 5.4 Accounting Methods and Financial Records. The Borrower shall, and shall cause each Restricted Subsidiary to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets. The Borrower and each of its Restricted Subsidiaries shall maintain a fiscal year ending on December 31.

        Section 5.5 Insurance. The Borrower shall, and shall cause each Restricted Subsidiary or its direct parent to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability, but in no event less than the amount and types insured as of the Closing Date. Each insurance policy shall provide for at least 30 days' prior notice to the Administrative Agent of any


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

proposed termination or cancellation of such policy, whether on account of default or otherwise, the loss of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        Section 5.6 Payment of Taxes and Claims. The Borrower shall, and shall cause each Restricted Subsidiary to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as no Lien (other than a Permitted Lien) shall attach with respect thereto and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower shall, and shall cause each Restricted Subsidiary to, timely file all information returns required by federal, state or local tax authorities.

        Section 5.7 Visits and Inspections. The Borrower shall, and shall cause each Restricted Subsidiary to, promptly permit representatives of the Administrative Agent or any Lender from time to time to (a) visit and inspect the properties of the Borrower and Restricted Subsidiary as often as the Administrative Agent or any Lender shall deem advisable, (b) inspect and make extracts from and copies of the Borrower's and each Restricted Subsidiary's books and records, and (c) discuss with the Borrower's and each Restricted Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects.

        Section 5.8 Payment of Debt for Borrowed Money. Subject to Section 5.6 hereof, the Borrower shall, and shall cause each Restricted Subsidiary to, pay its Debt for Borrowed Money when and as the same becomes due, other than amounts (other than the Obligations) duly and diligently disputed in good faith.

        Section 5.9 Use of Proceeds. The Borrower shall use the proceeds of the Loans and Letters of Credit to make acquisitions permitted under Section 7.5 hereof, to make Capital Expenditures, to make Investments (including advances to Subsidiaries) and Acquisitions permitted hereunder, for working capital and for other general corporate purposes.

        SECTION 5.10 INDEMNITY.

        (a) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, EACH LENDER, EACH OF THEIR RESPECTIVE BANK AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH BANK AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION,


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

THE REASONABLE FEES AND DISBURSEMENTS OF A SINGLE COUNSEL AND ANY LOCAL OR REGULATORY COUNSEL FOR SUCH INDEMNITEES (OR MORE THAN A SINGLE COUNSEL IF THERE IS A CONFLICT BETWEEN INDEMNITEES THAT WOULD MAKE SUCH SEPARATE REPRESENTATION ADVISABLE) IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY OF ITS SUBSIDIARIES), IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE LOAN PAPERS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MAKING OF OR ANY PARTICIPATIONS IN THE ADVANCES, LOANS OR THE LETTERS OF CREDIT AND THE MANAGEMENT OF THE ADVANCES, LOANS AND THE LETTERS OF CREDIT, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY ORDINARY OR MERE NEGLIGENCE OF ADMINISTRATIVE AGENT, THE ISSUING BANKS OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING BANKS OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES, LOANS AND THE LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, (ii) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT AND (iii) CLAIMS FOR PUNITIVE OR CONSEQUENTIAL DAMAGES (COLLECTIVELY, "INDEMNIFIED MATTERS"); PROVIDED HOWEVER, THAT SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, THERE SHALL BE NO SETTLEMENT BY THE INDEMNITEES OR ANY OF THEM WITH RESPECT TO ANY INDEMNIFIED MATTER WITHOUT PRIOR CONSULTATION WITH THE BORROWER.

        (b) IN ADDITION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. IF FOR ANY REASON THE FOREGOING INDEMNIFICATION IS UNAVAILABLE TO ANY INDEMNITEE OR INSUFFICIENT TO HOLD ANY INDEMNITEE HARMLESS WITH RESPECT TO INDEMNIFIED MATTERS, THEN THE BORROWER SHALL CONTRIBUTE TO THE AMOUNT PAID OR PAYABLE BY SUCH INDEMNITEE AS A RESULT OF SUCH LOSS, CLAIM, DAMAGE OR LIABILITY IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT NOT ONLY THE RELATIVE BENEFITS RECEIVED BY THE BORROWER AND THE BORROWER'S STOCKHOLDERS ON THE ONE HAND AND SUCH INDEMNITEE ON THE OTHER HAND BUT ALSO THE RELATIVE FAULT OF THE BORROWER AND SUCH INDEMNITEE, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.



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        Section 5.11 Environmental Law Compliance. The use which the Borrower or any Subsidiary intends to make of any real property owned by it will not result in the disposal or other release of any hazardous substance or solid waste on or to such real property in any manner or quantities which would be deemed a violation of the Applicable Environmental Laws. The Borrower further agrees to exercise reasonable due diligence in the acquisition of real property in connection with compliance with Applicable Environmental Laws. As used herein, the terms "hazardous substance" and "release" as used in this Section shall have the meanings specified in CERCLA (as defined in the definition of Applicable Environmental Laws), and the terms "solid waste" and "disposal" shall have the meanings specified in RCRA (as defined in the definition of Applicable Environmental Laws); provided, however, that if CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided further, to the extent that any other law applicable to the Borrower, any Subsidiary or any of their properties establishes a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. THE BORROWER AGREES TO INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND EACH LENDER HARMLESS FROM AND AGAINST, AND TO REIMBURSE THEM WITH RESPECT TO, ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSS, DAMAGE, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURTS COSTS) OF ANY KIND OR CHARACTER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY ANY OF THEM AT ANY TIME AND FROM TIME TO TIME BY REASON OF OR ARISING OUT OF (a) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO PERFORM ANY OBLIGATION HEREUNDER REGARDING
ASBESTOS OR APPLICABLE ENVIRONMENTAL LAWS, (b) ANY VIOLATION ON OR BEFORE THE RELEASE DATE OF ANY APPLICABLE ENVIRONMENTAL LAW IN EFFECT ON OR BEFORE THE RELEASE DATE, AND (c) ANY ACT, OMISSION, EVENT OR CIRCUMSTANCE EXISTING OR OCCURRING ON OR PRIOR TO THE RELEASE DATE (INCLUDING WITHOUT LIMITATION THE PRESENCE ON SUCH REAL PROPERTY OR RELEASE FROM SUCH REAL PROPERTY OF HAZARDOUS SUBSTANCES OR SOLID WASTES DISPOSED OF OR OTHERWISE RELEASED ON OR PRIOR TO THE RELEASE DATE), RESULTING FROM OR IN CONNECTION WITH THE OWNERSHIP OF THE REAL PROPERTY, REGARDLESS OF WHETHER THE ACT, OMISSION, EVENT OR CIRCUMSTANCE CONSTITUTED A VIOLATION OF ANY APPLICABLE ENVIRONMENTAL LAW AT THE TIME OF ITS EXISTENCE OR OCCURRENCE, OR WHETHER THE ACT, OMISSION, EVENT OR CIRCUMSTANCE IS CAUSED BY OR RELATES TO THE NEGLIGENCE OF ANY INDEMNIFIED PERSON; PROVIDED THAT, THE BORROWER SHALL NOT BE UNDER ANY OBLIGATION TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE ISSUING BANKS OR ANY LENDER TO THE EXTENT THAT ANY SUCH LIABILITY ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE RELEASE DATE AND SHALL CONTINUE THEREAFTER IN FULL FORCE AND EFFECT.

        Section 5.12 Conversion of Unrestricted Subsidiaries.

        (a) Provided there shall exist no Default or Event of Default both prior to and after giving effect to the conversion of any Restricted Subsidiary to an Unrestricted Subsidiary, the Borrower may, in the Borrower's sole discretion and upon 30 days' written notice to the Lenders, cause any Restricted Subsidiary to become an Unrestricted Subsidiary.



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        (b) Provided there shall exist no Default or Event of Default both prior to and after giving effect to the conversion of any Unrestricted Subsidiary to a Restricted Subsidiary, Borrower may, in the Borrower's sole discretion and upon 30 days' written notice to the Lenders, cause any Unrestricted Subsidiary to become a Restricted Subsidiary; provided, that such Subsidiaries otherwise meet the requirements contained in this Agreement for such designation including but not limited to the definition of Subsidiary.

        Section 5.13 Year 2000 Compliance. The Borrower will promptly notify the Administrative Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not be reasonably expected to have a Material Adverse Effect.

        Section 5.14 AMFM Entities and SFX Entities. After the acquisition of AMFM and SFX by the Borrower, respectively, and until their respective Collateral Release Date, no Investment may be made by the Borrower or any Restricted Subsidiary (other than (i) Investments made with Capital Stock of the Borrower and (ii) any Investments made by any AMFM Entity or SFX Entity) in any AMFM Entity or any SFX Entity, except Investments from time to time in an AMFM/SFX Obligor made pursuant to Intercompany Notes executed by such AMFM/SFX Obligors. The Borrower agrees to, and shall cause each Restricted Subsidiary to, until the respective Collateral Release Dates, pledge such Intercompany Notes to the Administrative Agent on behalf of the Lenders to secure the Obligations pursuant to documentation substantially in the form of Exhibit J hereto, and deliver each such Intercompany Note endorsed by Borrower or such Restricted Subsidiary and payable to the Administrative Agent on behalf of itself and the Lenders, but in no event shall the Borrower or any Restricted Subsidiary be obligated to pledge Intercompany Notes evidencing outstanding amounts in the aggregate in excess of the Maximum Pledged Intercompany Note Amount (as such Maximum Pledged Intercompany Note Amount changes quarterly). The Borrower covenants and agrees that promptly upon any change in the Maximum Pledged Intercompany Note Amount that increases such amount, the Borrower will, and will cause its Restricted Subsidiaries to, immediately pledge an additional amount of Intercompany Notes (up to the Maximum Pledged Intercompany Note Amount) to the Administrative Agent on behalf of the Lenders, and deliver each such Intercompany Note endorsed by the Borrower or such Restricted Subsidiary to be payable to the Administrative Agent. Upon any change in the Maximum Pledged Intercompany Note Amount that decreases such amount, if the Borrower has Pledged Intercompany Notes in an aggregate principal face amount in excess of the Maximum Pledged Intercompany Note Amount, the Lenders agree to release the pledge and Lien on the amount of such Pledged Intercompany Notes in excess of the Maximum Pledged Intercompany Note Amount. The Lenders hereby authorize Administrative Agent to take all such action to release such Pledged Intercompany Notes, including, without limitation, releasing Pledged Intercompany Notes in excess of such amount and receiving new Pledged Intercompany Notes in different amounts.

        The Borrower further agrees, and shall cause each AMFM/SFX Obligor receiving any Investment from the Borrower or any other Restricted Subsidiary (other than any AMFM Entity or SFX Entity) after the AMFM Acquisition and the SFX Acquisition, respectively, and until their


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respective Collateral Release Dates, to, execute a Limited Subsidiary Guaranty of the Obligations pursuant to documentation substantially in the form of Exhibit F hereto, but in no event shall the Borrower or any Restricted Subsidiary be obligated to guaranty an amount in excess of the Limited Subsidiary Guaranty Amount. Upon such date that (i) is after January 1, 2001 and
(ii) all Intercompany Notes are pledged and delivered to the Administrative Agent on behalf of the Lenders to secure the Obligations, the Administrative Agent shall, on behalf of the Lenders, release, cancel and terminate each Limited Subsidiary Guaranty. On each Collateral Release Date, the Administrative Agent shall, on behalf of the Lenders, execute all documentation reasonably necessary to release, cancel and terminate each Lien on and pledge of each Intercompany Note executed by any AMFM Entity or any SFX Entity, as applicable, and return each such Intercompany Note to the Borrower, and release, cancel and terminate each Limited Subsidiary Guaranty executed by any AMFM Entity or any SFX Entity, as applicable. Each Lender specifically acknowledges that all Pledged Intercompany Notes may be released, canceled and terminated (and the Administrative Agent is hereby authorized to take any action reasonably necessary to effectuate such release, cancellation and termination) at the earlier of (a) consent thereto by the Determining Lenders and (b) (i) with respect to Pledged Intercompany Notes executed by any AMFM Entity, the Collateral Release Date for the AMFM Entities, and (ii) with respect to Pledged Intercompany Notes executed by any SFX Entity, the Collateral Release Date for the SFX Entities. Each Lender additionally specifically acknowledges that each Limited Subsidiary Guaranty may be released, canceled and terminated (and the Administrative Agent is hereby authorized to take any action reasonably necessary to effectuate such release, cancellation and termination) at the earlier of (a) consent thereto by the Determining Lenders, (b) (i) with respect to Limited Subsidiary Guaranties executed by any AMFM Entity, the Collateral Release Date for the AMFM Entities, and (ii) with respect to Limited Subsidiary Guaranties executed by any SFX Entity, the Collateral Release Date for the SFX Entities and (c) such date as all Intercompany Notes executed by any AMFM Entity and any SFX Entity are pledged and delivered to the Administrative Agent on behalf of Lenders to secure the Obligations.

        Section 5.15 Collateral Sharing and Intercreditor Arrangement. Each Lender specifically acknowledges that each Limited Subsidiary Guaranty and the Pledged Intercompany Notes will also secure and guaranty on a pari passu basis the Original Credit Facility. "Pari passu" basis for the purpose of this Section
5.15 means based on relative outstanding amounts under this Agreement and the Loan Papers and the Original Credit Facility, on the earlier of the date of demand (if any) against the Borrower under the Original Credit Facility or the guarantors under the Limited Subsidiary Guaranties. Notwithstanding the foregoing, the Borrower also acknowledges and agrees that the collateral and guaranty sharing among the Lenders and the lenders under the Original Credit Facility is an issue among those parties only and the Pledged Intercompany Notes and the Limited Subsidiary Guaranties in their respective amounts may be exercised in full by the Administrative Agent on behalf of the Lenders and/or on behalf of the lenders under the Original Credit Facility, but in each case shall be subject to an intercreditor agreement among such lenders as to the division of the proceeds. Each Lender specifically authorizes the Administrative Agent to enter into an intercreditor agreement with the lenders or their agent under the Original Credit Facility to share such Pledged Intercompany Notes and Limited Subsidiary Guaranties, such intercreditor


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

agreement to be on a pari passu basis and pursuant to other terms acceptable to the Administrative Agent. The Borrower and each Lender further acknowledges that any changes to any term or provision to such intercreditor agreement (including the pari passu basis of division or any termination or release of such intercreditor agreement) may be executed by the Administrative Agent and become effective upon the written consent of the Determining Lenders, and shall not require the consent of the Borrower. The Borrower and each Lender further authorize the Administrative Agent to take any action reasonably necessary to effectuate the intent of this Section 5.15.

                                    ARTICLE 6

                              Information Covenants

        So long as any of the Obligations are outstanding and unpaid or any of the Commitments is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrower shall furnish or cause to be furnished to the Administrative Agent:

        Section 6.1 Quarterly Financial Statements and Information. Within 45 days after the end of each fiscal quarter, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such quarter and the related consolidated and consolidating statements of income and consolidated statements of changes in cash flow for such quarter and for the elapsed portion of the year ended with the last day of such quarter, all of which shall be certified by the president or chief financial officer of the Borrower, to be, in his or her opinion, complete in all material respects and to present fairly, in accordance with GAAP, the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

        Section 6.2 Annual Financial Statements and Information; Certificate of No Default.

        (a) Within 90 days after the end of each fiscal year, a copy of (i) the consolidated balance sheet of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal years and (ii) consolidated statements of earnings, statements of changes in shareholders' equity, and statements of changes in cash flow as of and through the end of such fiscal year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants acceptable to the Lenders, whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

        (b) Simultaneously with the delivery of the statements required by this
Section 6.2, a letter from the Borrower's public accountants certifying that no Default was detected during the examination of the Borrower and its Restricted Subsidiaries, and authorizing the Borrower to deliver such financial statements and opinion thereon to the Administrative Agent and Lenders pursuant to this Agreement.

        Section 6.3 Compliance Certificates. At the time financial statements are furnished pursuant to Sections 6.1 and 6.2 hereof, a certificate of an Authorized Signatory:

        (a) setting forth at the end of such period, a calculation of the Leverage Ratio, as well as certifications and arithmetical calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with the requirements of Sections 7.1(b), (c), (d) and (e), 7.9 and
7.10 hereof, which shall be substantially in the form of Exhibit G hereto;

        (b) setting forth the aggregate amount of outstanding Advances under each of the Loans and Reimbursement Obligations and certifying as to compliance herewith; and

        (c) stating that, to the best of his or her knowledge after due inquiry, no Default has occurred as at the end of such period, or if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken with respect to such Default.

        Section 6.4 Copies of Other Reports and Notices.

        (a) Promptly upon their becoming available, a copy of (i) all material reports or letters submitted to the Borrower or any Restricted Subsidiary by accountants in connection with any annual, interim or special audit, including without limitation any report prepared in connection with the annual audit referred to in Section 6.2 hereof, and any other comment letter submitted to management in connection with any such audit, (ii) each financial statement, report, notice or proxy statement sent by the Borrower or any Restricted Subsidiary to stockholders generally, (iii) each regular or periodic report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Borrower or any subsidiary with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iv) all press releases concerning material financial aspects of the Borrower or any Restricted Subsidiary;

        (b) Promptly upon becoming aware that (i) the holder(s) of any note(s) or other evidence of Debt for Borrowed Money or other security of the Borrower or any Restricted Subsidiary in excess of $10,000,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (ii) any party to any Capitalized Lease Obligations or any Local Marketing Agreement has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (iii) any occurrence or non-occurrence of any event which constitutes or which with the passage of time or giving of notice or both could constitute a material breach by the Borrower or any Restricted Subsidiary under any material agreement or instrument which could reasonably be expected to result in a liability in excess of $10,000,000, other than this Agreement to which the Borrower or any Restricted Subsidiary is a party or by which any of their properties may be bound, or (iv) any event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto; provided, however, no notice shall be required to be delivered hereunder with respect to any event, circumstance or condition set forth in clause (i), (ii) or (iii) immediately preceding if, in the opinion of counsel to the Borrower or such Restricted Subsidiary, there is no reasonable possibility of an adverse determination with respect to such event, circumstance or condition;

        (c) Promptly upon receipt thereof, information with respect to and copies of any notices received from the FCC or any other federal, state or local regulatory agencies or any tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with the Communications Act, which in each case could reasonably be expected to result in the payment of money by the Borrower or any Restricted Subsidiary in an amount of $10,000,000 or more in the aggregate, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization; provided, however, no information shall be required to be delivered hereunder if, in the opinion of counsel to the Borrower or such Restricted Subsidiary, there is no reasonable possibility of an adverse determination with respect to such notice;

        (d) Promptly upon receipt from any governmental agency, or any government, political subdivision or other entity, any material notice, correspondence, hearing, proceeding or order regarding or affecting the Borrower, any Subsidiary, or any of their properties or businesses;

        (e) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower and its Subsidiaries, as the Administrative Agent or any Lender may reasonably request; and

        (f) As soon as available, but in any event within three Business Days following any change in the Senior Unsecured Debt Rating, a Notice of Change of Senior Unsecured Debt Rating.

        Section 6.5 Notice of Litigation, Default and Other Matters. Prompt notice of the following events after the Borrower has knowledge or notice thereof:

        (a) The commencement of all proceedings and investigations by or before the FCC or any other governmental body, and all actions and proceedings in any court or before any arbitrator involving claims for damages, fines or penalties (including punitive damages) in excess of $5,000,000 per claim and $25,000,000 in the aggregate (after deducting the amount with respect to the Borrower or any Restricted Subsidiary such Person is insured, provided such claim has not been denied), against or in any other way relating directly to the Borrower, any Restricted Subsidiary, or any of their properties or businesses; provided, however, no notice shall be required to be delivered hereunder if, in the opinion of counsel to the Borrower or such Restricted Subsidiary, there is no reasonable possibility of an adverse determination in such action or proceeding;

        (b) Promptly upon the happening of any condition or event which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto; and

        (c) Any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or prospective business of the Borrower or any Subsidiary, other than changes in the ordinary course of business which have not had and are not likely to have a Material Adverse Effect.

        Section 6.6 ERISA Reporting Requirements.

        (a) Promptly and in any event (i) within 30 days after the Borrower or any member of its Controlled Group knows or has reason to know that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Borrower or any member of its Controlled Group has occurred, and (ii) within 10 days after the Borrower or any member of its Controlled Group knows or has reason to know that any other ERISA Event with respect to any Plan of the Borrower or any member of its Controlled Group has occurred or a request for a minimum funding waiver under Section 412 of the Code with respect to any Plan of the Borrower or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

        (b) Promptly and in any event within two Business Days after receipt thereof by the Borrower or any member of its Controlled Group from the PBGC, copies of each notice received by the Borrower or any member of its Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

        (c) Promptly and in any event within 30 days after the filing thereof by the Borrower or any member of its Controlled Group with the United States Department of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report (including Schedule B thereto) with respect to each Plan;

        (d) Promptly and in any event within 30 days after receipt thereof, a copy of any notice, determination letter, ruling or opinion the Borrower or any member of its Controlled Group receives from the PBGC, the United States Department of Labor or the Internal Revenue Service with respect to any Plan;

        (e) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of its Controlled Group is taking or proposes to take with respect thereto;

        (f) Notification within 30 days of any material increases in the benefits of any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Borrower or any member of its Controlled Group was not previously contributing;

        (g) Notification within three Business Days after the Borrower or any member of its Controlled Group knows or has reason to know that the Borrower or any such member of its Controlled Group has or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of
Section 4041(c) of ERISA and a copy of such notice; and

        (h) Promptly after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any member of its Controlled Group with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.


                                    ARTICLE 7

                               Negative Covenants

        So long as any of the Obligations are outstanding and unpaid or any of the Commitments is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

        Section 7.1 Debt for Borrowed Money. The Borrower shall not create, assume, incur or otherwise become or remain obligated in respect of, any Debt for Borrowed Money, unless at the time such Debt for Borrowed Money is incurred by the Borrower (a) there exists no Default and (b) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect. The Borrower shall not permit any Restricted Subsidiary to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Debt for Borrowed Money, except:

        (a) (i) Debt for Borrowed Money existing on the date hereof described on
        Schedule 7.1 hereto, (ii) acquired Debt for Borrowed Money owed by any SFX Entity or any AMFM Entity, provided that (A) such Debt for Borrowed Money existed prior to the date of the AMFM Acquisition and the SFX Acquisition (as applicable) and (B) was not incurred by such AMFM Entity or SFX Entity in anticipation of such Acquisition, (iii) Debt for Borrowed Money under the Loan Papers, and refinancings thereof and (iv) Debt for Borrowed Money consisting of Guaranties of certain indebtedness of the Original Credit Facility by the AMFM/SFX Obligors (so long as the Obligations hereunder are guaranteed by identical Guaranties);

        (b) so long as (i) there exists no Default and (ii) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect on the date of incurrence thereof, for the Restricted Subsidiaries, Capitalized Lease Obligations and Debt for Borrowed Money incurred to purchase property, not to exceed, when added to all Debt for Borrowed Money incurred or acquired as permitted by 7.1(e) below, the greater of (A) 10% of Operating Cash Flow for the four most recently completed fiscal quarters of the Borrower and (B) $200,000,000, in the aggregate outstanding principal amount at any time for all Restricted Subsidiaries (only $50,000,000 of which in the aggregate for subsections 7.1(b) and (e) may be secured);

        (c) (i) Debt for Borrowed Money among the Borrower and its Restricted Subsidiaries (except until the respective Collateral Release Dates, this subsection (i) shall not permit Debt for Borrowed Money owed by any AMFM Entity or SFX Entity to the Borrower or any Restricted Subsidiary that is not an AMFM Entity or SFX Entity, respectively), and (ii) Debt for Borrowed Money owed by the AMFM/SFX Obligors to the Borrower or any Restricted Subsidiary evidenced by the Intercompany Notes. For the avoidance of doubt, until their respective Collateral Release Dates, the AMFM Entities and the SFX Entities can only incur intercompany Debt for Borrowed Money under this subsection (c) pursuant to Intercompany Notes; however, on and after their respective Collateral Release Dates, the AMFM Entities and the SFX Entities will be treated the same as all other Restricted Subsidiaries;

        (d) With respect to Restricted Subsidiaries, and so long as (i) there exists no Default and (ii) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect on the date of incurrence thereof, Debt for Borrowed Money not to exceed 200 million British pounds pursuant to the More Group Credit Facility; and

        (e) acquired Debt for Borrowed Money owed by any newly acquired Restricted Subsidiary (which such Restricted Subsidiary was acquired in accordance with the terms of Section 7.5 hereof), provided that (i) such Debt for Borrowed Money existed prior to the date of Acquisition, (ii) was not incurred by such Restricted Subsidiary in anticipation of such Acquisition and (iii) all such acquired Debt for Borrowed Money of Restricted Subsidiaries does not exceed, when added to all Debt for Borrowed Money incurred or acquired as permitted by 7.1(b) above, the greater of (A) 10% of Operating Cash Flow for the four most recently completed fiscal quarters of the Borrower and (B) $200,000,000, in the aggregate outstanding principal amount at any time for all Restricted Subsidiaries (only $50,000,000 of which in the aggregate for subsections 7.1(b) and (e) may be secured).

        Section 7.2 Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens and Liens on Intercompany Notes securing obligations under the Original Credit Facility (so long as the Obligations hereunder are secured by identical Liens). The Borrower shall not, and shall not permit any Restricted Subsidiary to, agree with any other Person that it shall not create, assume, incur, permit or suffer to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its assets.

        Section 7.3 Investments. The Borrower shall not, and shall not permit any Subsidiary to, make or acquire any Investment, except (a) existing Investments described on Schedule 7.3 hereto or valued at less than $500,000 in the aggregate on the Closing Date, (b) Investments in cash equivalents, (c) Investments in the form of Intercompany Notes in accordance with the terms of
Section 5.14 hereof and (d) Investments in the Borrower and its Restricted Subsidiaries (except (i) all AMFM Entities, until their respective Collateral Release Date and (ii) all SFX Entities, until their respective Collateral Release Date) or Investments by any AMFM Entity or SFX Entity in any other AMFM Entity or SFX Entity, respectively, provided that, notwithstanding the foregoing, so long as (A) there exists no Default and (B) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect on the date such Investment is made, the Borrower or such Subsidiary may make Investments in any business (Capital Stock or assets) described in Section 5.2(a) hereof (except (i) all AMFM Entities, until their respective Collateral Release Date and (ii) all SFX Entities, until their respective Collateral Release Date).

        Section 7.4 Amendment and Waiver. Other than as provided in Section 7.5 herein, the Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any amendment of any material term or material provision of its articles of incorporation or by-laws.

        Section 7.5 Liquidation, Disposition or Acquisition of Assets, Merger, New Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, at any time:

                (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, properties or business, other than immaterial assets sold in the ordinary course of business, or dispositions;

                (b) make any Acquisition, provided, however, so long as (i) there shall exist no Default prior to and after giving effect to a proposed transaction and (ii) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect on the date of such transaction, the Borrower or any Restricted Subsidiary may, consummate an Acquisition of another Person, so long as in each case:

                        (A) such assets, property or business shall be in or
                relate to the communications or media related business, or the entertainment and internet businesses or related businesses,

                        (B) the Administrative Agent shall have received copies
                of all documents, instruments, opinions and other information relating to the seller and assets to be acquired as it may reasonably request; and

                        (C) immediately after giving effect to any such
                Acquisition, (I) all such acquired Debt for Borrowed Money of the Restricted Subsidiaries shall comply with Section 7.1(e) hereof, and (II) the Borrower shall be in compliance with
                Section 7.5(c) below.

        (c) enter into any merger or consolidation, provided, however, that, so long as there shall exist no Default prior to or after giving effect to a proposed transaction, (i)(A) a Restricted Subsidiary may merge or consolidate with another Restricted Subsidiary; (B) an Unrestricted Subsidiary may merge or consolidate with another Unrestricted Subsidiary or a Restricted Subsidiary; and
(C) an Unrestricted Subsidiary or a Restricted Subsidiary may merge or consolidate with the Borrower provided, that the Borrower or such Restricted Subsidiary shall be the surviving entity of any transaction governed by this Section 7.5(c)(i); and (ii) the Borrower or any Restricted Subsidiary may merge or consolidate with another Person, so long as (A) the Borrower or a Restricted Subsidiary shall be the surviving entity, (B) no event has occurred and no circumstance exists, which has had, or will have, a Material Adverse Effect on the date of such transaction and (C) the Administrative Agent shall have received copies of all information related thereto as it may reasonably request.

        Section 7.6 Dividends. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly declare or pay any Dividend; provided, however, (a) any Subsidiary may declare and pay Dividends to the Borrower or any Restricted Subsidiary (and to any minority holders of its capital stock so long as the Borrower or a Restricted Subsidiary receives Dividends that are at least on a pro rata basis) and (b) the Borrower may declare and pay Dividends (including amounts which become Dividends as a result of the proviso in the definition of Dividends) on any date; provided, however, notwithstanding clause
(b) immediately preceding to the contrary, the Borrower shall pay no such Dividends unless there shall exist no Default prior to or after giving effect to any such proposed Dividend.

        Section 7.7 Affiliate Transactions. The Borrower shall not, and shall not permit any Subsidiary to, at any time engage in any transaction with an Affiliate (other than any of the Borrower and its Restricted Subsidiaries), nor make an assignment or other transfer of any of its assets or properties to any Affiliate, on terms materially less advantageous to the Borrower or Subsidiary than would be the case if such transaction had been effected with a non-Affiliate (other than advances to employees in the ordinary course of business). The Borrower shall not, and shall not permit any Subsidiary to, in any event incur or suffer to exist any Debt for Borrowed Money or Guaranty in favor of any Affiliate, unless such Affiliate shall subordinate the payment and performance thereof on terms satisfactory to the Lenders in their sole discretion, and otherwise upon terms, conditions and documentation, and in a manner satisfactory to Determining Lenders. Notwithstanding the foregoing, the Borrower may loan the proceeds of Advances under the Loans to Subsidiaries that are Restricted Subsidiaries, so long as there shall exist no Default prior to or after giving effect to such proposed loan.

        Section 7.8 Compliance with ERISA. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group, (b) permit to exist any ERISA Event, or any other event or condition which presents the risk of a material (in the opinion of the Determining Lenders) liability of the Borrower or any member of its Controlled Group, (c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group, or (e) permit the present value of all benefit liabilities, as defined in Title IV of ERISA, under each Plan of the Borrower or any member of its Controlled Group (using the actuarial assumptions utilized by the PBGC upon termination of a plan) to materially (in the opinion of the Determining Lenders) exceed the fair market value of Plan assets allocable to such benefits all determined as of the most recent valuation date for each such Plan.

        Section 7.9 Leverage Ratio. At the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than:

                      Period                              Ratio
                      ------                              -----
        From date hereof through June 29, 2001            6.00 to 1

        June 30, 2001 through June 29, 2003               5.50 to 1

        June 30, 2003 and thereafter                      5.00 to 1

        Section 7.10 Interest Coverage Ratio. At the end of each fiscal quarter, the Borrower shall not permit the ratio of (a) Operating Cash Flow for the four consecutive fiscal quarters then ending to (b) Interest Expense of the Borrower and its Subsidiaries for such quarters, to be less than 2.00 to 1.00.

        Section 7.11 Sale and Leaseback. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets.

        Section 7.12 Sale or Discount of Receivables. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

        Section 7.13 Business of Clear Channel Television Licenses, Inc. and Clear Channel Broadcasting Licenses, Inc. Notwithstanding anything in this Agreement to the contrary, the Borrower shall not permit Clear Channel Television Licenses, Inc. and Clear Channel Broadcasting Licenses, Inc. to engage in any business other than the ownership of (i) FCC licenses and Necessary Authorizations for the operation of Clear Channel Television, Inc. and Clear Channel Broadcasting, Inc., respectively, and (ii) at least 95% of the Capital Stock of Clear Channel Television, Inc. and 100% of the Capital Stock of Clear Channel Broadcasting, Inc., respectively.

        Section 7.14 Other Restrictive Agreements. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any agreement pursuant to which the ability of the Borrower or any Restricted Subsidiary to (a) accept any waiver or consent with respect to any provision of this Agreement or any Loan Paper, or (b) enter into any amendment, amendment and restatement, replacement or other substitution of this Agreement or any Loan Paper, is prohibited or limited in any manner, or causes an event material and adverse to the Borrower.

                                    ARTICLE 8

                                     Default

        Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

        (a) Any representation or warranty made under any Loan Paper shall prove to have been incorrect or misleading in any material respect when made;

        (b) The Borrower shall default in the payment of (i) any interest or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under the Loan Papers, when due, which Default is not cured within three Business Days from the date such payment became due by payment of such late amount, or (ii) any principal when due;

        (c) The Borrower or any Restricted Subsidiary shall default in the performance or observance of any agreement or covenant contained in Article 7 hereof;

        (d) The Borrower or any Restricted Subsidiary shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of 30 days after the earlier of (i) written notice from the Administrative Agent thereof and (ii) actual notice thereof by any member of senior management of the Borrower;

        (e) There shall occur any default or breach in the performance or observance of any agreement or covenant (after the expiration of any applicable grace period) or breach of any representation or warranty contained in any of the Loan Papers (other than this Agreement);

        (f) There shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Borrower or any Subsidiary under Title 11 of the United States Code, as now constituted or hereafter amended, or under any Debtor Relief Law or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any Subsidiary, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower or any Subsidiary, and any such decree or order shall continue unstayed and in effect for a period of 60 consecutive days; provided, that the affected assets alone or in the aggregate total in excess of $25,000,000;

        (g) The Borrower or any Subsidiary shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or under any

Debtor Relief Law or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower or any Subsidiary shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any Subsidiary or of any substantial part of their respective properties, or the Borrower or any Subsidiary shall fail generally to pay its debts as they become due, or the Borrower or any Subsidiary shall take any action in furtherance of any such action; provided, that the affected assets alone or in the aggregate total in excess of $25,000,000;

        (h) A final judgment or judgments shall be entered by any court against the Borrower or any Subsidiary for the payment of money which exceeds $25,000,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any Subsidiary which, together with all other such property of the Borrower and its Subsidiaries subject to other such process, exceeds in value $25,000,000 in the aggregate, and if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

        (i) With respect to any Plan of the Borrower or any member of its Controlled Group: (i) the Borrower, any such member, or any other party-in-interest or disqualified person shall engage in transactions which in the aggregate would reasonably result in a direct or indirect liability to the Borrower or any member of its Controlled Group in excess of $25,000,000 under
Section 409 or 502 of ERISA or Section 4975 of the Code; (ii) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code, in the aggregate in excess of $25,000,000, or request a funding waiver from the Internal Revenue Service for contributions in the aggregate in excess of $25,000,000; (iii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability in the aggregate in excess of $25,000,000 as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA; (iv) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; (v) the Borrower, any member of its Controlled Group or any Plan sponsor shall notify the PBGC of an intent to terminate, or the PBGC shall institute proceedings to terminate, or the PBGC shall institute proceedings to terminate, any Plan; (vi) a Reportable Event shall occur with respect to a Plan, and within 15 days after the reporting of such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified the Borrower in writing that the Determining Lenders have made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan and as a result thereof an Event of Default shall have occurred hereunder; (vii) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan or the assets thereof; (viii) the benefits of any Plan shall be increased, or the Borrower or any member of its Controlled Group shall begin to maintain, or begin to contribute to, any Plan, without the prior written consent of the Determining Lenders; or (ix) any ERISA Event with respect to a Plan shall


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

have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (vi) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (v) through (ix) shall constitute Events of Default only if, as of the date thereof or any subsequent date, the maximum amount of liability that the Borrower or any member of its Controlled Group could incur in the aggregate under Section 4062, 4063, 4064, 4219 or 4023 of ERISA or any other provision of law with respect to all such Plans, computed by the actuary of the Plan taking into account any applicable rules and regulations of the PBGC at such time, and based on the actuarial assumptions used by the Plan, resulting from or otherwise associated with such event exceeds $25,000,000;

        (j) All or any material portion of the Loan Papers shall be the subject of any proceeding instituted by any Person other than a Lender (except in connection with any Lender's exercise of any remedies under the Loan Papers), or there shall exist any litigation or threatened litigation with respect to all or any material portion of the Collateral or the Loan Papers, or any of the Borrower, its Subsidiaries or any of their Affiliates shall challenge in any manner whatsoever the validity or enforceability of all or any portion of the Loan Papers; provided, however, that during any such time any such circumstance shall be bonded or stayed in accordance with Applicable Law and to the satisfaction of the Determining Lenders, such circumstance shall not be an Event of Default;

        (k) The Borrower or any Restricted Subsidiary shall default in the payment of any Debt for Borrowed Money in an aggregate amount of $25,000,000 or more beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Debt for Borrowed Money is created or evidenced beyond any applicable grace period or an event shall occur with respect to such Debt for Borrowed Money, if the effect of such default or event is to permit or cause the holder of such Debt for Borrowed Money (or a trustee on behalf of any such holder) to cause such Debt for Borrowed Money to become due prior to its date of maturity or cause such Debt for Borrowed Money to be prepaid, repurchased or redeemed;

        (l) The Borrower or any Subsidiary shall fail to comply with the Communications Act, or any rule or regulation promulgated by the FCC, and such failure could reasonably be expected to have a Material Adverse Effect;

        (m) Any material provision of any Loan Paper shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Agent or any Lender) in all material respects, or any such party shall so state in writing;

        (n) Any civil action, suit or proceeding shall be commenced against the Borrower, or any Subsidiary of the Borrower under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970) ("RICO") and such suit shall be adversely determined by a court of applicable jurisdiction, and which is either non-appealable or which the Borrower or such Subsidiary has elected not to appeal; or any criminal action or proceeding shall be commenced against the Borrower, any Subsidiary of the Borrower under any federal or state racketeering statute (including, without limitation, RICO); or

        (o) There shall have occurred a Change in Control.

        Section 8.2 Remedies. If an Event of Default shall have occurred and shall be continuing:

        (a) With the exception of an Event of Default specified in Section 8.1(f) or (g) hereof, the Administrative Agent shall, upon the direction of the Determining Lenders, terminate any or all of the Commitments and/or declare the principal of and interest on the Advances under the Loans and all Obligations and other amounts owed under the Loan Papers to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Papers to the contrary notwithstanding.

        (b) Upon the occurrence of an Event of Default specified in Section 8.1(f) or (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and all of the Commitments shall forthwith terminate, all without any action by the Administrative Agent, any Lender or any holders of any portion of the Obligation and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Papers to the contrary notwithstanding.

        (c) If any Letter of Credit shall be then outstanding, the Administrative Agent may (or, upon the direction of the Facility Determining Lenders, shall) demand upon the Borrower to, and forthwith upon such demand, the Borrower shall, pay to the Administrative Agent in same day funds at the office of the Administrative Agent on such demand for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding; provided, however, that upon the occurrence of an Event of Default pursuant to Section 8.1(f) or 8.1(g) hereof, such amount shall become immediately due and payable without the requirement of any action on the part of Administrative Agent.

        (d) The Administrative Agent, and the Lenders may exercise all of the post-default rights granted to them under the Loan Papers or under Applicable Law.

        (e) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.


                                    ARTICLE 9

                            Changes in Circumstances



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        Section 9.1 LIBOR Basis Determination Inadequate. If with respect to any proposed LIBOR Advance for any Interest Period, any Lender determines that (i) deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the LIBOR Basis for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender shall forthwith give notice thereof to the Borrower, whereupon until such Lender notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended.

        Section 9.2 Offshore Basis Determination Inadequate. If with respect to any proposed Offshore Advance for any Interest Period, (i) any Revolving Credit Lender determines that deposits in Dollars or an Approved Offshore Currency (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the Facility Determining Lenders determine that the Offshore Dollar Rate or Approved Offshore Currency Rate, as appropriate, for such proposed Offshore Advance does not adequately cover the cost to such Lender of making and maintaining such proposed Offshore Advance for such Interest Period or the conversion into Dollars of any Approved Offshore Currency is commercially impracticable, such Lender shall forthwith give notice thereof to the Borrower, whereupon until such Lender notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make new Offshore Advances in the applicable Approved Offshore Currency shall be suspended.

        Section 9.3 Illegality. If any applicable law, rule or regulation, or any change therein or adoption thereof, or interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or any of its Lending Offices) to make, maintain or fund its LIBOR Advances or any type of Offshore Advances, or shall limit the convertibility into Dollars of any Approved Offshore Currency (or make such conversion commercially impracticable), such Lender shall so notify the Borrower and the Administrative Agent. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each affected LIBOR Advance and/or Offshore Advance, as applicable, owing to the notifying Lender, together with accrued interest thereon, on either (a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day. Concurrently with repaying each affected LIBOR Advance and/or Offshore Advance owing to such Lender, notwithstanding anything contained in Article 2 hereof, the Borrower shall borrow a Base Rate Advance from such Lender, and such Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment.



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        Section 9.4 EMU Changes.

        (a) If, as a result of the implementation of EMU, (i) any currency available for borrowing under this Agreement (a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by the Euro or
(ii) any national currency and the Euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state and the Administrative Agent or the Facility Determining Lenders shall so request in a notice delivered to the Borrower, then any amount payable hereunder by any party hereto in such national currency (including, without limitation, any Advance to be made under this Agreement) shall instead be payable in the Euro and the amount so payable shall be determined by redenominating or converting such amount into the Euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, provided, that to the extent any EMU Legislation provides that an amount denominated either in the Euro or in the applicable national currency can be paid either in Euros or in the applicable national currency, each party to this Agreement shall be entitled to pay or repay such amount in Euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

        (b) The Borrower shall from time to time, at the request of the Administrative Agent pay to the Administrative Agent for the account of each Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender or any holding company of such Lender as a result of the introduction of, changeover to or operation of the Euro in any applicable jurisdiction.

        (c) In addition, this Agreement (including, without limitation, the definition of Approved Offshore Currency Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrower) to be necessary to reflect such implementation of EMU and replacement of any national currency by the Euro and to put the Lenders and the Borrower in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this Section, no such implementation or replacement of any national currency by the Euro nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of any parties to this Agreement or other Loan Papers.

        Section 9.5 Increased Costs.

        (a) If any applicable law, rule or regulation, or any change in or adoption of any law, rule or regulation, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or any of its Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

                (i) shall subject a Lender (or its applicable Lending Office) to any tax, duty or other charge (net of any tax benefit engendered thereby) with respect to its LIBOR Advances and/or any type of Offshore Advances, or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or its applicable Lending Office) of the principal of or interest on its LIBOR Advances and/or such Offshore Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in the rate of tax on the overall net income of the Lender or any of its Lending Offices and franchise taxes imposed upon such Lender); or

                (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender's applicable Lending Office, or shall impose on any Lender (or its applicable Lending Office) or on the United States market for LIBOR Advances, or on the London interbank market, or any other condition affecting its LIBOR Advances and/or its Offshore Advances, or its obligation to make such Advances;

and the result of any of the foregoing is to increase the cost to a Lender (or any of its Lending Offices) of making or maintaining any LIBOR Advances and/or Offshore Advances, or to reduce the amount of any sum received or receivable by a Lender (or its applicable Lending Office) with respect thereto, by an amount deemed by a Lender to be material, then, within 15 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the affected Lender made in good faith, be disadvantageous to such Lender.

        (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances and/or Offshore Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under
Section 2.9 hereof. Concurrently with prepaying any such affected LIBOR Advances and/or Offshore Advances, and notwithstanding any provision in Article 2 hereof, the Borrower shall borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall


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

equal the outstanding principal amount of the Advances owing immediately prior to such prepayment.

        Section 9.6 Effect On Base Rate Advances. If notice has been given pursuant to Section 9.1, 9.3, 9.4 or 9.5 hereof suspending the obligation of a Lender to make LIBOR Advances or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances.

        Section 9.7 Mandatory Revolver Advance. If notice has been given pursuant to Section 9.3 hereof suspending the obligations of a majority of Revolving Credit Lenders to make certain types of or all Offshore Advances or requiring certain types of or all Offshore Advances of a majority of Revolving Credit Lenders to be repaid or prepaid, then, unless and until the Administrative Agent notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Offshore Advances which would otherwise be made by all Revolving Credit Lenders shall be made instead as a Mandatory Revolver Advance as Base Rate Advances under the Revolving Credit Loan.

        Section 9.8 Capital Adequacy. If either (a) the introduction of or any change in or in the interpretation of any law, rule or regulation or (b) compliance by a Lender with any law, rule or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender (any event or occurrence in clauses (a) or (b) above being a "Regulatory Modification"), and such Lender reasonably determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, upon demand by such Lender, subject to Section 11.9, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances (collectively, "Additional Costs"), to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's commitment hereunder. Notwithstanding the foregoing, any Lender's demand for Additional Costs shall not include any Additional Costs with respect to any period more than 180 days prior to the date that such Lender gives notice to the Borrower of such Additional Costs unless the effective date of the Regulatory Modification which results in the right to receive Additional Costs is retroactive (the "Regulatory Modification Retroactive Effective Date"). If any Regulatory Modification has a Regulatory Modification Retroactive Effective Date and any Lender demands compensation within 180 days after the date setting the Regulatory Modification Retroactive Effective Date (the "Regulatory Modification Set Date"), such Lender shall have the right to receive such Additional Costs from the Regulatory Modification Retroactive Effective Date. If a Lender does not demand such Additional Costs within 180 days after the Regulatory Modification Set Date, such lender may not receive payment of Additional Costs with respect to any period more than 180 days prior to such demand. A certificate


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as to such amounts submitted to the Borrower by a Lender hereunder, shall, in the absence of demonstrable error, be conclusive and binding for all purposes.

        Section 9.9 Rights of a Borrower in Respect of Consequential Losses.

        (a) Duty to Mitigate. If (i) any Lender shall request compensation under
Article 9 hereof or (ii) any Lender delivers a notice described in Article 9 hereof, then such Lender shall use reasonable efforts (which shall not require such Lender to suffer any disadvantage or burden reasonably deemed by it (in good faith) to be significant, including without limitation, to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions), promptly thereafter, (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Article 9 hereof or enable it to withdraw its notice pursuant to Article 9 hereof, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

        (b) Replacement of a Lender Upon Request for Compensation. If any Lender has requested compensation or reimbursement in accordance with the terms of
Article 9 hereof and (i) such request is not the result of any uniform changes in the statutes or regulations for capital adequacy, and (ii) the Borrower and such Lender are unable to reach a written agreement regarding such request within 30 days following written notice by such Lender to the Borrower and the Administrative Agent of such request, then after the expiration of 30 days following the delivery of the notice under Article 9 hereof, the Borrower may replace such Lender in whole with another Lender acceptable to the Administrative Agent pursuant to an Assignment Agreement and in accordance with
Section 11.6(d) hereof, provided that, such Lender is replaced at par value of all Obligations owing such Lender plus all accrued interest and fees, and payments in accordance with Section 2.9 hereof, if any, provided further, that Borrower pays the assignment and acceptance fee set forth in Section 11.6(d) hereof for such replacement. Until such time as any Lender is replaced by the Borrower, the Borrower shall reimburse or compensate such Lender in accordance with the terms of Article 9 hereof.


                                   ARTICLE 10

                             Agreement Among Lenders

        Section 10.1 Agreement Among Lenders. The Lenders agree among themselves that:

        (a) Administrative Agent. Each Lender hereby appoints the Administrative Agent as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Papers; to take such action as may be requested by Determining Lenders or Facility Determining Lenders, as appropriate, provided that, unless and until the Administrative Agent shall have received such requests, the Administrative Agent may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, fee or other amount; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. Administrative Agent agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower.

        (b) Replacement of Administrative Agent. Should the Administrative Agent or any successor Administrative Agent ever cease to be a Lender hereunder, or should the Administrative Agent or any successor Administrative Agent ever resign as Administrative Agent, or should the Administrative Agent or any successor Administrative Agent ever be removed with or without cause by the Determining Lenders, then the Lender appointed by the other Lenders shall forthwith become the Administrative Agent, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. If the Administrative Agent also then serves in the capacity of Swingline Bank, such resignation or removal shall constitute resignation or removal of the Swingline Bank and the successor Administrative Agent shall serve in the capacity of such Swingline Bank. Any resignation or removal of the Administrative Agent or any successor Administrative Agent shall become effective upon the appointment by the Lenders of a successor Administrative Agent; provided, however, that if the Lenders fail for any reason to appoint a successor within 60 days after such removal or resignation, the Administrative Agent or any successor Administrative Agent (as the case may be) shall thereafter have no obligation to act as Administrative Agent hereunder.

        (c) Expenses. Each Lender shall pay its pro rata share, based on its Total Specified Percentage, of any reasonable expenses paid by the Administrative Agent directly and solely in connection with any of the Loan Papers if Administrative Agent does not receive reimbursement therefor from other sources within 60 days after the date incurred, unless payment of such fees is being diligently disputed by such Lender or the Borrower in good faith. Any amount so paid by the Lenders to the Administrative Agent shall be returned by the Administrative Agent pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Agent.

        (d) Delegation of Duties. The Administrative Agent may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

        (e) Reliance by Administrative Agent. The Administrative Agent and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected by the Administrative Agent. The Administrative Agent may, in its reasonable judgment, deem and treat the payee of any note as the owner thereof for all purposes hereof.

        (f) Limitation of Administrative Agent's Liability. Neither the Administrative Agent nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Papers or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Agent shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Agent shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against loss, cost, liability and expense. The Administrative Agent shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Papers, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Papers, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Papers on the part of the Borrower. To the extent not reimbursed by the Borrower, each Lender hereby severally, but not jointly, indemnifies and holds harmless the Administrative Agent, pro rata according to its Total Specified Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and/or disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by the Administrative Agent in any way with respect to any Loan Papers or any action taken or omitted by the Administrative Agent under the Loan Papers (including any negligent action of the Administrative Agent), except to the extent the same result from gross negligence or wilful misconduct by the Administrative Agent.

        (g) Liability Among Lenders. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Papers) to any other Lender, except for acts or omissions in bad faith.

        (h) Rights as Lender. With respect to its commitment hereunder, the Advances made by it and any note issued to it, the Administrative Agent shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Agent were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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        Section 10.2 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based upon the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 hereof, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

        Section 10.3 Benefits of Article. None of the provisions of this Article shall inure to the benefit of any Person other than Lenders or the Borrower, as applicable; consequently, no Person other than Lenders or the Borrower shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Agent or any Lender to comply with such provisions.


                                   ARTICLE 11

                                  Miscellaneous

        Section 11.1 Notices.

        (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as registered mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or one day after being delivered to the telegraph office or sent out by telex addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

        (i)    If to the Borrower, at:

               Clear Channel Communications, Inc.
               200 East Basse Road
               San Antonio, Texas 78209
               Attn: Randall T. Mays, Executive Vice President/CFO

        (ii)   If to the Administrative Agent, at:

               Bank of America, N.A.
               901 Main Street, 64th Floor
               Dallas, Texas  75202
               Attn:  Thomas E. Carter, Senior Vice President

        (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

        (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

        Section 11.2 Expenses. The Borrower shall promptly pay:

        (a) all reasonable out-of-pocket expenses of the Administrative Agent, Syndication Agent and the Issuing Banks in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Papers, the transactions contemplated hereunder and thereunder, and the making of Advances and the issuance of Letters of Credit hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

        (b) all reasonable out-of-pocket expenses of the Administrative Agent, Syndication Agent and the Issuing Banks in connection with the administration of the transactions contemplated in this Agreement and the other Loan Papers, the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lenders relating to this Agreement or the other Loan Papers; and

        (c) all reasonable costs, out-of-pocket expenses and attorneys' fees of the Administrative Agent, Syndication Agent and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Papers, and all reasonable costs and out-of-pocket expenses of collection if default is made in the payment of any of the Obligations, which in each case shall include without limitation reasonable fees and expenses of consultants, counsel for the Administrative Agent, Syndication Agent and any Lender, and administrative fees for the Administrative Agent and Syndication Agent.

        Section 11.3 Waivers. The rights and remedies of the Lenders under this Agreement and the other Loan Papers shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance and each Issuing Bank expressly reserves the right to require strict compliance with the terms of this Agreement in connection with any issuance, extension or amendment of a Letter of Credit. In the event that any Lender decides to fund an Advance or any Issuing Bank decides to issue, continue or extend any Letter of Credit at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or by any Issuing Bank to issue any additional Letter of Credit or preclude the Lenders from exercising any rights available under the Loan Papers or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of this Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Agent or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Agent or any of the Lenders are a party thereto, relating to the Borrower.

        Section 11.4 Determination by the Lenders Conclusive and Binding. Any material determination required or expressly permitted to be made by the Administrative Agent or any Lender under this Agreement shall be made in its reasonable judgment and in good faith, and shall when made, absent manifest error, be conclusive and binding on all parties.

        Section 11.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender and any subsequent holder of any portion of the Obligations, and any assignee or participant of any portion of the Obligations is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 8.2 and although such obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any assignee, participant or subsequent holder of any portion of the Obligations shall be subject to pro rata treatment of all Obligations and other liabilities hereunder.

        Section 11.6 Assignment.

        (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Papers without the prior written consent of the Lenders.

        (b) No Lender shall be entitled to assign its interest in this Agreement, its notes (if any) or its Advances, except as hereinafter set forth.

        (c) A Lender may at any time sell participations in all or any part of its Advances (collectively, "Participations") to any bank, other financial institution or fund ("Participants") provided that such Participation shall not confer on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Papers, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (i) any increase in the commitment of such Participant; or (ii)(A) the extension of the date of maturity of any amount owed such Participant, or (B) the extension of the due date for any payment of principal, interest or fees respecting, such Participant, or (C) the reduction of the amount of any installment of principal or interest on amounts owed such Participant (specifically excluding mandatory prepayments and/or commitment reductions), or (D) a reduction of the rate of interest on, the Advances, the Letters of Credit, or the Reimbursement Obligations, or decrease in Applicable Margin owed such Participant; or (iii) the reduction of any fees owed such Participant. Notwithstanding the foregoing, the Borrower agrees that the Participants shall be entitled to the benefits of Article 9 and
Section 11.5 hereof as though they were Lenders (but not to a greater extent than the Lender from which a Participant received such benefits), the Lenders may provide copies of all financial information received from the Borrower to such Participants provided that such Participants comply with Section 11.19 hereof. To the fullest extent it may effectively do so under Applicable Law, the Borrower agrees that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to this Participation as fully as if such Participant were the holder of the Advances in the amount of its Participation.

        (d) Each Lender may assign to one or more Eligible Assignees its rights and obligations under this Agreement and the other Loan Papers all or any portion of its Applicable Specified Percentage of the corresponding Applicable Commitment; provided, however, that (i) prior to each such assignment, the assigning Lender shall provide Administrative Agent and the Borrower with notice of such assignment, (ii) each such assignment shall be of a constant, and not a varying, percentage of the Lender's rights and obligations under this Agreement (provided that a Lender's Applicable Specified Percentage does not have to be the same with respect to any or all Commitments and a Lender may, subject to the other provisions of this Section 11.6, assign or retain all or a portion of its Applicable Specified Percentage in any or all of the Commitments, provided further, that each Revolving Credit Lender assigning any portion of its rights and obligations under the Revolving Credit Commitment must assign all or a portion of its Revolving Credit Loans and Revolving Credit Commitment pro rata among all the subfacilities thereof), (iii) the amount of the Revolving Credit Commitment or the Working Line Commitment, and Advances and Reimbursement Obligations being assigned pursuant to each such assignment (determined as of the date of the assignment with respect to such assignment) shall in each case in no event be less than $5,000,000 (unless all of such Commitment is assigned) and which is an integral multiple of $1,000,000, (iv) the applicable Lender, Administrative Agent and applicable Eligible Assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit H hereto, together with the notes (if any) subject to such assignment, (v) the Eligible Assignee or the Lender executing the Assignment Agreement as the case may be, shall deliver to the Administrative Agent a processing fee of $3,500 and (vi) such assignor shall have received the prior written consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld or delayed (provided that without the consent of the Borrower or the Administrative Agent, any Lender may make assignments to its Bank Affiliates or another Lender). Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment Agreement, which effective date shall be at least three Business Days after the execution thereof, (A) the Eligible Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Lender hereunder and
(B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish such rights and be released from such obligations under this Agreement. The Borrower shall not be liable for any fees or expenses of the Administrative Agent, any Lender, or any Eligible Assignee, incurred in connection with such an Assignment Agreement.

        (e) Notwithstanding anything in clause (d) above to the contrary, any Lender may assign and pledge all or any portion of its Loans or Advances and note (if any) to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

        (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Eligible Assignee, and any note or notes (if any) subject to such assignment, the Borrower shall, within three Business Days after its receipt of such Assignment Agreement and at the request of a Lender under Section 2.10(g) hereof, at its own expense, execute and deliver to the Administrative Agent in exchange for any surrendered notes, new notes to the order of such Eligible Assignee in an amount equal to the portion of the Advances, Reimbursement Obligations and Applicable Commitment assigned to it pursuant to such Assignment Agreement and new notes to the order of the assigning Lender in an amount equal to the portion of the Advances and Applicable Commitment retained by it hereunder. Such new notes (if any) shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered notes (if any), shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E hereto, as applicable.

        (g) No Lender may, without the prior consent of the Borrower, which shall not be unreasonably withheld or delayed, in connection with any assignment or Participation or proposed assignment or Participation pursuant to this
Section 11.6, disclose to the Eligible Assignee or Participant or proposed Eligible Assignee or Participant, any information (which is not otherwise publicly available) relating to the Borrower furnished to such Lender by or on behalf of the Borrower, unless such proposed assignee or participant agrees to keep such information confidential and signs a confidentiality agreement in a form substantially similar to the confidentiality agreement signed by the Administrative Agent and the Syndication Agent. The Borrower may not prohibit any Participation by withholding its consent pursuant to this Section 11.6(g).

        (h) Except as specifically set forth in this Section 11.6, nothing in this Agreement or any other Loan Papers, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors (which shall include in the case of the Lenders, any entity resulting from a merger or consolidation) and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Papers.

        Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

        Section 11.8 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 11.9 Interest and Charges. It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Papers, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Maximum Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Papers.

        Section 11.10 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

        Section 11.11 Amendment and Waiver. This Agreement may not be amended, modified or waived except by the written agreement of (a) the Borrower and the appropriate Facility Determining Lenders if such amendment, modification or waiver solely affects terms and provisions applicable to the Revolving Credit Lenders or the Working Line Lenders, as applicable, or (b) the Borrower and the Determining Lenders if any effect of such amendment, modification or waiver is other than as described in clause (a) above; provided, however, that no such amendment, modification or waiver shall be made (1) without the consent of each affected Lender, if it would (A) increase the Applicable Specified Percentage or Applicable Commitment of such Lender, except in accordance with the terms of
Section 2.18 hereof, (B) extend or postpone any scheduled reduction in any of the Commitments applicable to such Lender, (C) extend or postpone the date of
(x) any scheduled payment or scheduled maturity of or (y) the scheduled due date for any payment of principal or interest on, any Advance due to such Lender, (D) reduce (x) the scheduled amount of any installment of principal or interest on, or (y) the rate of interest on, any Advance applicable to such Lender, (E) reduce the Reimbursement Obligations applicable to such Lender, (F) reduce fees or other amounts owing under any Loan Papers applicable to such Lender, (G) change any provision of Section 2.18(c) hereof, except to correct any technical errors or make conforming changes, or
(H) revise this Section 11.11 in a manner material and adverse to such Lender, provided that, in the case of (B), (C) and (D) set forth above, such provisions specifically do NOT include any mandatory or voluntary prepayment or commitment reduction which is contingent upon the happening of any event, which may be waived, consented to or amended by the appropriate Facility Determining Lenders, or (2) without the consent of all Lenders if it would amend the definition of Determining Lenders, Facility Determining Lenders or Total Specified Percentage (except in accordance with the terms of Section 2.18 hereof), or (3) without the consent of the Administrative Agent and/or the Swingline Bank and/or any Issuing Bank, if it would alter the rights, duties or obligations of the Administrative Agent and/or the Swingline Bank and/or any such Issuing Bank, as applicable. Notwithstanding anything in this Section 11.11, this Agreement or in any Loan Paper to the contrary, any provision of (i) Section 2.18(b) hereof will require the consent of the Administrative Agent and the Determining Lenders to amend, waive or consent to departure from any provision thereof, and (ii) Section 2.18(a) hereof may be amended, waived or any departure therefrom consented to in writing from time to time by (A) the Borrower, the Administrative Agent and the Participating Lenders on the date of amendment, consent or waiver collectively constituting 51% or more of the amount of such increase in the Revolving Credit Loan, and (B) the Borrower, the Administrative Agent and any Participating Lender, to the extent any such Participating Lender is taking such action with respect to any provision individually affecting such Participating Lender. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Agent and, in the case of an amendment, by the Borrower and the appropriate Lenders, Swingline Bank and/or Issuing Banks, as set forth above.

        Section 11.12 Exception to Covenants. Neither the Borrower nor any Restricted Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

        Section 11.13 No Liability of any Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. None of the Issuing Banks nor any Lender nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by any Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, except for any payment made upon such Issuing Bank's gross negligence or willful misconduct; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit other than pursuant to the Uniform Commercial Code Section 5-114. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

        Section 11.14. Conversion of Currencies. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the date on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Lender (the "Applicable Lender") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Applicable Lender of any sum adjudged to be so due in the Judgment Currency, the Applicable Lender may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Lender in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Lender against such loss. The obligations of the Borrower contained in this
Section 11.14 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

        Section 11.15 Credit Agreement Governs. In the event of any conflict between the terms of this Agreement and any terms of any other Loan Paper, the terms of this Agreement shall control.

        SECTION 11.16 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE FEDERAL LAWS OF THE UNITED STATES; PROVIDED, HOWEVER, THAT CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE LOANS OR ADVANCES, THIS AGREEMENT AND THE OTHER LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN PAPERS.

        SECTION 11.17 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

        SECTION 11.18 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        Section 11.19 Confidentiality. The Administrative Agent and each Lender shall hold all non-public, proprietary or confidential information (which has been identified and marked as such by the Borrower) obtained pursuant to the terms of this Agreement confidential in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking and investment practices, however, the Administrative Agent and each Lender may make disclosure of any such information to (a) their examiners, affiliates, internal and outside counsel, auditors, consultants, appraisers and other professional advisors, or to any governmental authority or representative thereof, or in connection with the enforcement of this Agreement or any related agreement, or pursuant to legal process or with respect to any litigation, and (b) to any participant, transferee or assignee, or proposed assignee, transferee or participant, so long as in the case of (b) foregoing, such participant, transferee or assignee, or proposed assignee, transferee or participant agrees to keep such information confidential in accordance with the terms of this provision (which such agreement is not required to be in writing). In addition, the Administrative Agent and each Lender may make disclosure of such information to any direct or indirect contractual counterparty in swap agreements (or to such contractual party's professional advisors). In no event shall the Administrative Agent or any Lender be obligated to return any materials furnished to it by the Borrower. The foregoing provisions shall not apply to the Administrative Agent or any Lender with respect to any information that (i) is or becomes generally available to the public (other than through a breach by any of the Administrative Agent or any Lender of this provision), (ii) is already in the possession of the Administrative Agent or any Lender on a nonconfidential basis, or (iii) comes into the possession of or is independently developed by the Administrative Agent or any Lender in a manner not known to such entity to involve a breach of a duty of confidentiality owing to the Borrower.

        Section 11.20 Qualified Commercial Loan. This Agreement evidences a "qualified commercial loan" as that term is defined in Section 306.001 of the Texas Finance Code, as amended.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

        IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.


BORROWER:                               CLEAR CHANNEL COMMUNICATIONS, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

LENDERS:
                                        BANK OF AMERICA, N.A., as a Lender,
                                        Primary Issuing Bank, Swingline Bank and as Administrative Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        901 Main Street, 64th Floor
                                        Dallas, Texas  75202
                                        Attn:  Derrick Bell
                                        Title: Vice President


Revolving Credit Specified Percentage:  11.083333317%
Working Line Specified Percentage:      11.083333317%
Total Specified Percentage              11.083333317%

                                        THE CHASE MANHATTAN BANK, as a Lender
                                        and as Syndication Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        270 Park Avenue, 36th Floor
                                        New York, New York  10017
                                        Attn:  Tracey Ewing
                                        Title: Vice President

Revolving Credit Specified Percentage:  11.083333317%
Working Line Specified Percentage:      11.083333317%
Total Specified Percentage              11.083333317%

                                        CITIBANK N.A.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        399 Park Avenue
                                        8th Floor, Zone 5
                                        New York, New York  10043
                                        Attn:  Julio Ojea-Quintana
                                        Title: Vice President

Revolving Credit Specified Percentage:  8.722222233%
Working Line Specified Percentage:      8.722222233%
Total Specified Percentage              8.722222233%

                                        BANKERS TRUST COMPANY, as a Lender and
                                        as a Secondary Issuing Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:
                                        130 Liberty Street Plaza, 27th Floor
                                        New York, New York 10006
                                        Attn:  Gregory P. Shefrin
                                        Title: Principal

Revolving Credit Specified Percentage:  8.722222233%
Working Line Specified Percentage:      8.722222233%
Total Specified Percentage              8.722222233%

                                        FLEET NATIONAL BANK



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        1 Federal Street - Mail Code 10303H
                                        Boston, Massachusetts  02110
                                        Attn:  Lisa Pellow
                                        Title: Director

Revolving Credit Specified Percentage:  8.722222233%
Working Line Specified Percentage:      8.722222233%
Total Specified Percentage              8.722222233%

                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Eleven Madison Avenue
                                        10th Floor
                                        New York, New York 10010-3629
                                        Attn: David L. Sawyer
                                        Title: Vice President

Revolving Credit Specified Percentage:  8.333333333%
Working Line Specified Percentage:      8.333333333%
Total Specified Percentage              8.333333333%

                                        THE BANK OF NEW YORK, as a Lender and as a Secondary Issuing Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        One Wall Street
                                        16th Floor South
                                        New York, New York 10286
                                        Attn: John Ciulla
                                        Title: Vice President

Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        BARCLAYS BANK PLC



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        388 Market Street, Suite 1700
                                        San Francisco, California  94111
                                        Attn:  Timothy C. Harrington
                                        Title: Director


Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        THE DAI-ICHI KANGYO BANK, LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        One World Trade Center, Suite 4911
                                        New York, New York  10048
                                        Attn:  Dan Guevara
                                        Title: Account Officer

Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        FIRST UNION NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        One First Union Center
                                        301 South College Street, 5th Floor
                                        Charlotte, North Carolina 28288-0735
                                        Attn:  Jeffrey M. Graci
                                        Title: Director

Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        SUNTRUST BANK



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        200 South Orange Avenue
                                        Orlando, Florida 32801
                                        Attn:  Kimberly Evans
                                        Title:

Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        1211 Avenue of the Americas, 25th Floor
                                        New York, New York 10036
                                        Attn:  Cynthia Niesen
                                        Title: Managing Director

Revolving Credit Specified Percentage:  5.000000000%
Working Line Specified Percentage:      5.000000000%
Total Specified Percentage              5.000000000%

                                        ABN AMRO BANK N.V.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Three Riverway, Suite 1700
                                        Houston, Texas  77056
                                        Attn:  Laurie Tuzo
                                        Title: Senior Vice President

Revolving Credit Specified Percentage:  4.166666667%
Working Line Specified Percentage:      4.166666667%
Total Specified Percentage              4.166666667%

                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        88 Pine Street, 26th Floor
                                        Wall Street Plaza
                                        New York, New York 10005
                                        Attn:  Karen Stefancic
                                        Title: Senior Vice President

Revolving Credit Specified Percentage:  3.333333333%
Working Line Specified Percentage:      3.333333333%
Total Specified Percentage              3.333333333%

                                        WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        111 Congress, Suite 300
                                        Austin, Texas 78701
                                        Attn:  Susan Coulter
                                        Title: Vice President

Revolving Credit Specified Percentage:  1.666666667%
Working Line Specified Percentage:      1.666666667%
Total Specified Percentage              1.666666667%

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        520 Madison Avenue, 26th Floor
                                        New York, New York  10022
                                        Attn:  Paul Arzouian
                                        Title: Vice President

Revolving Credit Specified Percentage:  1.666666667%
Working Line Specified Percentage:      1.666666667%
Total Specified Percentage              1.666666667%

                                        THE FROST NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        100 W. Houston T-3
                                        San Antonio, Texas  78205
                                        Attn:  Suzanne Peterson
                                        Title: Senior Vice President

Revolving Credit Specified Percentage:  0.833333333%
Working Line Specified Percentage:      0.833333333%
Total Specified Percentage              0.833333333%

                                        SUMMIT BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        301 Carnegie Center
                                        Princeton, New Jersey  08543
                                        Attn:  Mike Cerullo
                                        Title:

Revolving Credit Specified Percentage:  0.833333333%
Working Line Specified Percentage:      0.833333333%
Total Specified Percentage              0.833333333%

                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        277 Park Avenue, 6th Floor
                                        New York, New York 10172
                                        Attn:  Leo Pagarigan
                                        Title: Vice President

Revolving Credit Specified Percentage:  0.833333333%
Working Line Specified Percentage:      0.833333333%
Total Specified Percentage              0.833333333%